UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2015 through August 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Funds

August 31, 2016

JPMorgan Diversified Real Return Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

September 22, 2016 (Unaudited)

Dear Shareholder,

While the strength of the U.S. economy persuaded the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, the past twelve months were generally marked by slow global economic growth and continued stimulus from central banks around the world.

“A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs.”

During the year ended August 31, 2016, global financial markets rebounded from three distinct and sharp sell-offs, sparked by concern about China’s economy and Britain’s June 23rd vote to exit the European Union. By August 2016, investors’ appetite for risk had returned, driving up prices for both stocks and bonds and pushing market volatility to record lows.

Meanwhile, U.S. gross domestic product remained low but positive through the first and second quarters of 2016. Unemployment fell to 4.9% in August 2016 from 5.1% in September 2015. By the end of August 2016, sales of new homes in the U.S. returned to levels last seen before the 2008 financial crisis.

Overseas, the European Central Bank (ECB) surprised financial markets in early March with a further cut in interest rates and an expansion of its own quantitative easing program, along with other specific stimulus policies. In July, the ECB maintained its key interest rate at zero. Partly in response to the Brexit vote, Britain’s central bank cut interest rates in August to their lowest level in the bank’s 322-year history and reintroduced a quantitative easing program and began buying corporate bonds. After introducing negative interest rates in early 2016 to combat sputtering growth, the Bank of Japan changed direction in early September 2016 and unveiled a “yield curve control” to improve commercial bank earnings and investment returns for pension funds and insurers.

The ultimate effect of these central bank actions was to produce negative yields on government bonds in Europe and Japan, which led to a bond market rally in the U.S. as investors sought returns in U.S. Treasury bonds. Bond yields generally move in the opposite direction of bond prices and the bond market rally pushed Treasury bond yields to record lows in July.

In this environment, the financial market’s implied probability of an interest rate increase at the Fed’s September meeting rose to 36% at the end of August. However, the U.S. central bank declined to raise rates, citing below-target inflation data and concerns about continued job growth.

While Fed Chairwoman Janet Yellen indicated there is a greater likelihood of an interest rate increase in December 2016, both the International Monetary Fund and the World Bank have issued warnings about slowing economic growth in the U.S. and the rest of the world.

During the twelve months ended August 2016, U.S. investors generally enjoyed solid returns in both bond and stock markets. A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs. We believe this outcome clearly illustrates the wisdom of an investment perspective that is diversified, persistent and is guided by a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

AUGUST 31, 2016	J.P. MORGAN FUNDS	1

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.77%
Barclays 1-10 Year U.S. TIPS Index	3.77%

Net Assets as of 8/31/2016	$70,564,825

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Real Return Fund (the “Fund”) seeks to maximize long-term real return.

Effective July 29, 2016, the Fund’s investment strategy changed. Previously the Fund employed a “fund-of-funds” strategy and sought to meet its objectives by investing in other JPMorgan Funds and to a lesser extent, exchange-traded funds (“ETFs”). Under the Fund’s new investment strategy, the Fund has greater flexibility to invest in a broader array of investment options and invests directly in securities and other instruments by allocating to “sleeves” managed by various portfolio management teams within J.P. Morgan Investment Management Inc. (“JPMIM”). The Fund still has the flexibility to invest in other JPMorgan Funds and ETFs and a portion of the Fund remained invested in JPMorgan Funds and ETFs at the end of the reporting period. The Fund’s investment objective did not change.

HOW DID THE MARKET PERFORM?

U.S. financial markets rebounded from three distinct downturns to deliver positive returns for the twelve month reporting period. Following a global sell-off in equities at the end of August 2015, bond and equity markets in the U.S. fully recovered by the end of October 2015. January 2016 marked the worst start to any year on record for U.S. equity prices. But by April 2016, leading market indexes were once again in positive territory. Global equity and bond markets plummeted again at the end of June, when British voters approved the U.K.’s exit from the European Union.

Within days of the so called Brexit sell-off, global markets had generally recovered and investors continued to buy both U.S. equities and bonds. Continued low interest rates in the U.S. and generally strong U.S. corporate earnings supported increased investment in U.S. equities during the twelve month period. The Standard & Poor’s Index reached three new closing highs in August and posted a return of 12.55% for the twelve month reporting period.

Meanwhile, a global bond market rally drove government bond yields, which generally move inversely to bond prices, into negative territory in Japan and Europe. Overseas buying of U.S. debt helped push yields on 10-year Treasury bonds to a record low of 1.32% in July. Demand from investors, especially in Asia and Europe, for higher yielding debt drove up prices for corporate bonds. Throughout the reporting period, inflationary pressure remained low and below general target levels set by the

U.S. Federal Reserve. The Barclays U.S. Aggregate Index returned 5.97% and the Barclays High Yield Corporate Index returned 9.07% for the twelve months ended August 31, 2016.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Prior to the change in investment strategy, the Fund maintained a meaningful allocation to Treasury Inflation Protected Securities (“TIPS”) and inflation sensitive fixed income investment strategies, primarily through its investments in underlying JPMorgan Funds.

Following the change in investment strategy, the Fund continued to maintain meaningful exposure to TIPS and inflation sensitive fixed income investments managed by various portfolio management teams within JPMIM.

For the twelve months ended August 31, 2016, the Fund’s Select Class Shares outperformed the Barclays 1-10 Year U.S. TIPS Index (the “Benchmark”). The Benchmark only tracks TIPS, while the Fund is invested in a broad range of assets.

During the twelve month reporting period, prices for oil and other commodities came under pressure amid global oversupply and slowing economic growth in China. The Fund’s exposure to commodities detracted from relative performance. Meanwhile, the Fund’s allocation to real estate investment trusts (REITs) made a positive contribution to relative performance as the overall REIT sector outperformed TIPS during the twelve month period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund was positioned with the goal of delivering real return. The portfolio managers expected U.S. inflation to remain muted, despite positive U.S. growth and low risk of recession. In such an environment, the portfolio managers preferred allocating to yield-oriented assets such as REITs and high yield debt (also known as “junk bonds”). The Fund’s investment strategy change at the end of July reduced the Fund’s exposure to inflation-protected fixed income securities from a weighting of 30% to a weighting of 11% at the end of the reporting period. At the end of the reporting period, the Fund’s asset allocation consisted of the following weights: 17% in TIPS; 11% in other inflation-managed fixed income securities; 9% in floating rate securities; 11% in high yield debt; 10% in global equities; 13% in REITs; 8% in global natural resources equities; 5% in global infrastructure equities; 9% in commodities; and 6% in cash.

2	J.P. MORGAN FUNDS	AUGUST 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	11.4%
2.	JPMorgan Commodities Strategy Fund, Class R6 Shares	9.3
3.	JPMorgan Floating Rate Income Fund, Class R6 Shares	8.8
4.	iShares Global Infrastructure ETF	4.8
5.	Vanguard REIT ETF	4.8
6.	JPMorgan Opportunistic Equity Long/Short Fund, Class R6 Shares	2.4
7.	U.S. Treasury Inflation Indexed Notes, 0.250%, 01/15/25	0.9
8.	U.S. Treasury Inflation Indexed Notes, 0.125%, 04/15/19	0.9
9.	U.S. Treasury Inflation Indexed Notes, 0.125%, 04/15/18	0.9
10.	U.S. Treasury Inflation Indexed Notes, 0.125%, 04/15/20	0.8

PORTFOLIO COMPOSITION***
Investment Companies	31.9%
Common Stocks	28.8
U.S. Treasury Obligations	17.6
Corporate Bonds	10.3
Exchange-Traded Funds	9.6
Others (each less than 1.0%)	0.1
Short-Term Investment	1.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2016. The Fund’s portfolio composition is subject to change. In addition, effective July 29, 2016, the Fund changed its investment strategy from a “fund-of-funds” strategy to one that focuses on investing directly in securities and other investments by allocating its assets to sleeves managed by various portfolio teams within JPMIM.

AUGUST 31, 2016	J.P. MORGAN FUNDS	3

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2011
With Sales Charge*		0.79%	(0.67)%	(0.41)%
Without Sales Charge		5.53	0.24	0.45
CLASS C SHARES	March 31, 2011
With CDSC**		3.96	(0.27)	(0.06)
Without CDSC		4.96	(0.27)	(0.06)
CLASS R2 SHARES	March 31, 2011	5.23	(0.01)	0.19
CLASS R5 SHARES	March 31, 2011	5.95	0.59	0.80
SELECT CLASS SHARES	March 31, 2011	5.77	0.48	0.70

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/11 — 8/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Real Return Fund, the Barclays 1-10 Year U.S. TIPS Index, the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted and the Lipper Alternative Global Macro Funds Index from March 31, 2011 to August 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1-10 Year U.S. TIPS Index and the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Barclays 1-10 Year U.S. TIPS Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Global Macro Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1-10 Year U.S. TIPS Index represents the performance of intermediate (1-10 year) U.S. Treasury Inflation Protection Securities. The

Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climatic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The Lipper Alternative Global Macro Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Effective July 29, 2016, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	AUGUST 31, 2016

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 28.7%
	Consumer Discretionary — 2.0%
	Auto Components — 0.0% (g)
150	Continental AG, (Germany)	31,384

	Automobiles — 0.1%
340	Daimler AG, (Germany)	23,535
356	Renault S.A., (France)	29,236
1,100	Suzuki Motor Corp., (Japan)	36,584
88	Tesla Motors, Inc. (a)	18,657

		108,012

	Distributors — 0.1%
379	Genuine Parts Co.	38,969

	Hotels, Restaurants & Leisure — 0.4%
613	Aramark	23,251
323	Brinker International, Inc.	17,348
4,646	Hilton Worldwide Holdings, Inc.	110,900
406	InterContinental Hotels Group plc, (United Kingdom)	17,392
1,252	La Quinta Holdings, Inc. (a)	14,461
651	Norwegian Cruise Line Holdings Ltd. (a)	23,364
400	Oriental Land Co., Ltd., (Japan)	23,438
330	Red Rock Resorts, Inc., Class A	7,438
678	Starbucks Corp.	38,124

		275,716

	Household Durables — 0.2%
931	Electrolux AB, (Sweden), Series B	24,258
342	Mohawk Industries, Inc. (a)	72,771
267	Newell Brands, Inc.	14,172
10,919	Taylor Wimpey plc, (United Kingdom)	23,135

		134,336

	Internet & Direct Marketing Retail — 0.3%
168	Amazon.com, Inc. (a)	129,219
215	Expedia, Inc.	23,461
291	Netflix, Inc. (a)	28,358
35	Priceline Group, Inc. (The) (a)	49,585
357	Wayfair, Inc., Class A (a)	13,748

		244,371

	Media — 0.3%
366	CBS Corp. (Non-Voting), Class B	18,677
111	Charter Communications, Inc., Class A (a)	28,550
1,213	Clear Channel Outdoor Holdings, Inc., Class A	8,188
700	Dentsu, Inc., (Japan)	38,553
749	DISH Network Corp., Class A (a)	37,622
837	Entercom Communications Corp., Class A	11,475

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
942	Media General, Inc. (a)	16,645
152	Nexstar Broadcasting Group, Inc., Class A	8,014
274	Sinclair Broadcast Group, Inc., Class A	7,804
210	Time Warner, Inc.	16,466

		191,994

	Multiline Retail — 0.1%
501	Dollar General Corp.	36,779
500	Izumi Co., Ltd., (Japan)	19,638
639	Kohl’s Corp.	28,359

		84,776

	Specialty Retail — 0.4%
30	AutoZone, Inc. (a)	22,254
456	Bed Bath & Beyond, Inc.	21,145
596	Best Buy Co., Inc.	22,934
7,258	Dixons Carphone plc, (United Kingdom)	35,327
733	Gap, Inc. (The)	18,230
631	Home Depot, Inc. (The)	84,630
3,650	Kingfisher plc, (United Kingdom)	17,801
398	Tiffany & Co.	28,405
103	Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,462

		276,188

	Textiles, Apparel & Luxury Goods — 0.1%
184	Adidas AG, (Germany)	30,582
283	Columbia Sportswear Co.	15,896
523	Hanesbrands, Inc.	13,881

		60,359

	Total Consumer Discretionary	1,446,105

	Consumer Staples — 1.1%
	Beverages — 0.2%
478	Anheuser-Busch InBev S.A./N.V., (Belgium)	59,306
202	Dr. Pepper Snapple Group, Inc.	18,927
147	Monster Beverage Corp. (a)	22,622
417	SABMiller plc, (United Kingdom)	24,095
500	Suntory Beverage & Food Ltd., (Japan)	19,864

		144,814

	Food & Staples Retailing — 0.1%
284	CVS Health Corp.	26,525
2,351	Distribuidora Internacional de Alimentacion S.A., (Spain)	14,360
499	Kroger Co. (The)	15,963
605	Sprouts Farmers Market, Inc. (a)	13,631

		70,479

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	5

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Food Products — 0.6%
341	Amplify Snack Brands, Inc. (a)	5,773
2,700	Archer-Daniels-Midland Co.	118,152
593	Associated British Foods plc, (United Kingdom)	23,682
500	Bunge Ltd.	31,950
55,700	Golden Agri-Resources Ltd., (Singapore)	14,691
400	Ingredion, Inc.	54,784
359	Nestle S.A., (Switzerland)	28,610
1,000	NH Foods Ltd., (Japan)	21,937
259	Post Holdings, Inc. (a)	21,958
226	TreeHouse Foods, Inc. (a)	21,409
446	Tyson Foods, Inc., Class A	33,704
19,700	Wilmar International Ltd., (Singapore)	44,419

		421,069

	Household Products — 0.1%
259	Energizer Holdings, Inc.	12,800
478	Procter & Gamble Co. (The)	41,734
504	Reckitt Benckiser Group plc, (United Kingdom)	48,686

		103,220

	Tobacco — 0.1%
942	British American Tobacco plc, (United Kingdom)	58,444

	Total Consumer Staples	798,026

	Energy — 3.2%
	Energy Equipment & Services — 0.2%
600	Halliburton Co.	25,806
1,000	Schlumberger Ltd.	79,000
598	Technip S.A., (France)	35,411

		140,217

	Oil, Gas & Consumable Fuels — 3.0%
300	Anadarko Petroleum Corp.	16,041
31,826	BP plc, (United Kingdom)	178,913
1,900	Canadian Natural Resources Ltd., (Canada)	59,011
1,400	Chevron Corp.	140,812
29,000	CNOOC Ltd., (China)	34,986
377	Concho Resources, Inc. (a)	48,708
1,194	ConocoPhillips	49,014
400	Devon Energy Corp.	17,332
400	Ecopetrol S.A., (Colombia), ADR (a)	3,544
4,768	Eni S.p.A., (Italy)	71,978
612	EOG Resources, Inc.	54,156
251	EQT Corp.	17,946
3,980	Exxon Mobil Corp.	346,817
10,304	Gazprom PJSC, (Russia), ADR	41,662

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — (continued)
541	HollyFrontier Corp.	14,001
400	Imperial Oil Ltd., (Canada)	12,204
1,379	Kinder Morgan, Inc.	30,131
824	Lukoil PJSC, (Russia), ADR	36,928
634	Marathon Petroleum Corp.	26,951
600	Occidental Petroleum Corp.	46,110
3,090	Oil Search Ltd., (Australia)	15,527
645	PBF Energy, Inc., Class A	14,125
38,000	PetroChina Co., Ltd., (China), Class H	25,197
2,600	Petroleo Brasileiro S.A., (Brazil), ADR (a)	23,764
692	Phillips 66	54,287
1,348	Reliance Industries Ltd., (India), GDR (e)	42,058
1,852	Repsol S.A., (Spain)	24,879
1,807	Rosneft PJSC, (Russia), Reg. S, GDR	9,435
9,940	Royal Dutch Shell plc, (Netherlands), Class A	243,152
800	Sasol Ltd., (South Africa), ADR	20,208
1,789	Statoil ASA, (Norway)	28,066
2,900	Suncor Energy, Inc., (Canada)	78,637
4,830	TOTAL S.A., (France)	230,760
1,264	Woodside Petroleum Ltd., (Australia)	27,080

		2,084,420

	Total Energy	2,224,637

	Financials — 2.4%
	Banks — 1.1%
2,128	Australia & New Zealand Banking Group Ltd., (Australia)	42,935
4,129	Bank of America Corp.	66,642
737	BNP Paribas S.A., (France)	37,639
691	Citigroup, Inc.	32,988
1,258	Citizens Financial Group, Inc.	31,161
612	East West Bancorp, Inc.	22,730
850	Fifth Third Bancorp	17,136
218	First Republic Bank	16,777
428	HDFC Bank Ltd., (India), ADR	30,666
6,566	HSBC Holdings plc, (United Kingdom)	48,818
3,295	ING Groep N.V., (Netherlands)	41,238
409	M&T Bank Corp.	48,397
8,200	Mitsubishi UFJ Financial Group, Inc., (Japan)	45,170
238	National Bank Holdings Corp., Class A	5,698
3,364	Nordea Bank AB, (Sweden)	32,845
457	PNC Financial Services Group, Inc. (The)	41,176
278	Signature Bank (a)	33,919
830	SunTrust Banks, Inc.	36,578

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	AUGUST 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Banks — (continued)
786	U.S. Bancorp	34,702
2,417	Wells Fargo & Co.	122,783

		789,998

	Capital Markets — 0.4%
168	Affiliated Managers Group, Inc. (a)	23,864
79	BlackRock, Inc.	29,452
1,832	Charles Schwab Corp. (The)	57,635
545	Invesco Ltd.	16,998
444	Lazard Ltd., (Bermuda), Class A	16,441
810	Morgan Stanley	25,969
310	Northern Trust Corp.	21,883
340	S&P Global, Inc.	42,004
490	T. Rowe Price Group, Inc.	34,075
2,561	UBS Group AG, (Switzerland)	37,113

		305,434

	Consumer Finance — 0.1%
1,258	Ally Financial, Inc.	25,210
932	Capital One Financial Corp.	66,731

		91,941

	Diversified Financial Services — 0.1%
2,800	ORIX Corp., (Japan)	40,351

	Insurance — 0.7%
20	Alleghany Corp. (a)	10,724
503	Allied World Assurance Co. Holdings AG, (Switzerland)	20,402
875	American International Group, Inc.	52,351
1,416	AXA S.A., (France)	29,803
258	Chubb Ltd., (Switzerland)	32,748
1,050	CNO Financial Group, Inc.	17,063
831	Hartford Financial Services Group, Inc. (The)	34,129
1,564	Loews Corp.	65,469
172	Marsh & McLennan Cos., Inc.	11,632
276	Prudential Financial, Inc.	21,909
1,565	Prudential plc, (United Kingdom)	28,153
1,100	Sompo Japan Nipponkoa Holdings, Inc., (Japan)	35,334
1,000	Tokio Marine Holdings, Inc., (Japan)	39,390
262	Travelers Cos., Inc. (The)	31,102
739	Unum Group	26,316

		456,525

	Total Financials	1,684,249

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 1.6%
	Biotechnology — 0.4%
179	Celgene Corp. (a)	19,106
232	Genmab A/S, (Denmark) (a)	37,059
718	Gilead Sciences, Inc.	56,277
117	Intercept Pharmaceuticals, Inc. (a)	17,352
437	Kite Pharma, Inc. (a)	25,180
83	Regeneron Pharmaceuticals, Inc. (a)	32,582
741	Shire plc	46,277
204	Spark Therapeutics, Inc. (a)	11,542
279	Vertex Pharmaceuticals, Inc. (a)	26,368

		271,743

	Health Care Equipment & Supplies — 0.0% (g)
784	Novadaq Technologies, Inc., (Canada) (a)	9,612
922	Smith & Nephew plc, (United Kingdom)	14,897

		24,509

	Health Care Providers & Services — 0.4%
672	Acadia Healthcare Co., Inc. (a)	34,400
506	Aetna, Inc.	59,263
234	Cigna Corp.	30,013
820	Envision Healthcare Holdings, Inc. (a)	17,597
224	Fresenius SE & Co. KGaA, (Germany)	16,329
265	HCA Holdings, Inc. (a)	20,021
117	Humana, Inc.	20,909
749	UnitedHealth Group, Inc.	101,901

		300,433

	Health Care Technology — 0.0% (g)
522	Veeva Systems, Inc., Class A (a)	21,360

	Life Sciences Tools & Services — 0.1%
246	Illumina, Inc. (a)	41,412

	Pharmaceuticals — 0.7%
455	AstraZeneca plc, (United Kingdom)	29,371
171	Bayer AG, (Germany)	18,254
727	Bristol-Myers Squibb Co.	41,722
3,027	GlaxoSmithKline plc, (United Kingdom)	65,157
464	Johnson & Johnson	55,374
749	Merck & Co., Inc.	47,030
789	Novo Nordisk A/S, (Denmark), Class B	36,926
2,332	Pfizer, Inc.	81,154
529	Revance Therapeutics, Inc. (a)	7,432
278	Roche Holding AG, (Switzerland)	67,860
1,150	TherapeuticsMD, Inc. (a)	7,912

		458,192

	Total Health Care	1,117,649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	7

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Industrials — 1.4%
	Aerospace & Defense — 0.1%
546	Airbus Group SE, (France)	31,984
295	Thales S.A., (France)	25,588
348	United Technologies Corp.	37,038

		94,610

	Air Freight & Logistics — 0.1%
1,900	Yamato Holdings Co., Ltd., (Japan)	44,861

	Airlines — 0.2%
1,394	Delta Air Lines, Inc.	51,230
900	Japan Airlines Co., Ltd., (Japan)	27,470
771	Southwest Airlines Co.	28,434

		107,134

	Building Products — 0.2%
500	Daikin Industries Ltd., (Japan)	46,390
731	Fortune Brands Home & Security, Inc.	46,462
341	Lennox International, Inc.	54,925

		147,777

	Commercial Services & Supplies — 0.1%
168	Stericycle, Inc. (a)	14,445
919	Waste Connections, Inc., (Canada)	70,239

		84,684

	Construction & Engineering — 0.1%
5,000	Kajima Corp., (Japan)	33,583
496	OCI N.V., (Netherlands) (a)	8,705

		42,288

	Electrical Equipment — 0.1%
200	Acuity Brands, Inc.	55,024

	Industrial Conglomerates — 0.2%
604	Carlisle Cos., Inc.	63,335
2,000	CK Hutchison Holdings Ltd., (Hong Kong)	25,661
234	Honeywell International, Inc.	27,310
459	Siemens AG, (Germany)	54,757

		171,063

	Machinery — 0.2%
912	CNH Industrial N.V., (United Kingdom)	6,676
2,400	DMG Mori Co., Ltd., (Japan)	26,574
448	Dover Corp.	32,480
246	Illinois Tool Works, Inc.	29,237
155	Middleby Corp. (The) (a)	19,863
200	Stanley Black & Decker, Inc.	24,750

		139,580

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 0.0% (g)
208	Equifax, Inc.	27,435

	Road & Rail — 0.0% (g)
301	Old Dominion Freight Line, Inc. (a)	21,410

	Trading Companies & Distributors — 0.1%
960	HD Supply Holdings, Inc. (a)	34,666
59	W.W. Grainger, Inc.	13,609
568	Wolseley plc, (Switzerland)	32,667

		80,942

	Total Industrials	1,016,808

	Information Technology — 2.3%
	Communications Equipment — 0.2%
338	Arista Networks, Inc. (a)	26,932
1,200	Cisco Systems, Inc.	37,728
486	Harris Corp.	45,188
179	Palo Alto Networks, Inc. (a)	23,838

		133,686

	Electronic Equipment, Instruments & Components — 0.2%
599	Amphenol Corp., Class A	37,324
324	Arrow Electronics, Inc. (a)	21,329
1,414	Corning, Inc.	32,083
100	Keyence Corp., (Japan)	70,175

		160,911

	Internet Software & Services — 0.6%
262	Alphabet, Inc., Class C (a)	200,967
119	CoStar Group, Inc. (a)	24,663
1,202	Facebook, Inc., Class A (a)	151,596
1,037	GoDaddy, Inc., Class A (a)	33,578

		410,804

	IT Services — 0.3%
409	Capgemini S.A., (France)	39,963
529	MasterCard, Inc., Class A	51,117
1,346	PayPal Holdings, Inc. (a)	50,004
654	Vantiv, Inc., Class A (a)	35,146
725	Visa, Inc., Class A	58,653

		234,883

	Semiconductors & Semiconductor Equipment — 0.4%
443	ASML Holding N.V., (Netherlands)	47,290
246	Broadcom Ltd., (Singapore)	43,399
2,061	Infineon Technologies AG, (Germany)	34,584
277	KLA-Tencor Corp.	19,185
214	Lam Research Corp.	19,971
326	NXP Semiconductors N.V., (Netherlands) (a)	28,695

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	AUGUST 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Semiconductors & Semiconductor Equipment — (continued)
552	QUALCOMM, Inc.	34,815
650	Texas Instruments, Inc.	45,201

		273,140

	Software — 0.5%
311	Adobe Systems, Inc. (a)	31,818
704	Electronic Arts, Inc. (a)	57,186
336	Guidewire Software, Inc. (a)	20,674
1,703	Microsoft Corp.	97,854
356	Mobileye N.V., (Israel) (a)	17,405
265	salesforce.com, Inc. (a)	21,046
364	ServiceNow, Inc. (a)	26,452
342	Splunk, Inc. (a)	19,918
221	Workday, Inc., Class A (a)	18,739

		311,092

	Technology Hardware, Storage & Peripherals — 0.1%
484	Apple, Inc.	51,353
757	Hewlett Packard Enterprise Co.	16,260

		67,613

	Total Information Technology	1,592,129

	Materials — 5.3%
	Chemicals — 1.3%
1,000	Agrium, Inc., (Canada)	96,355
900	CF Industries Holdings, Inc.	23,400
459	Chr Hansen Holding A/S, (Denmark)	27,850
4,079	Israel Chemicals Ltd., (Israel)	17,255
1,526	K+S AG, (Germany)	31,894
1,700	Monsanto Co.	181,050
1,400	Mosaic Co. (The)	42,098
6,600	Potash Corp. of Saskatchewan, Inc., (Canada)	119,579
93	Sherwin-Williams Co. (The)	26,385
648	Syngenta AG, (Switzerland)	282,900
1,402	Yara International ASA, (Norway)	49,649

		898,415

	Construction Materials — 0.1%
297	Eagle Materials, Inc.	23,870
136	Martin Marietta Materials, Inc.	24,892
278	Vulcan Materials Co.	31,656

		80,418

	Containers & Packaging — 0.6%
9,443	Amcor Ltd., (Australia)	113,394
420	Ball Corp.	33,260

SHARES	SECURITY DESCRIPTION	VALUE($)

	Containers & Packaging — (continued)
1,800	International Paper Co.	87,282
400	Packaging Corp. of America	31,452
800	Sealed Air Corp.	37,704
1,934	Smurfit Kappa Group plc, (Ireland)	47,736
1,754	WestRock Co.	84,016

		434,844

	Metals & Mining — 2.9%
7,100	Alcoa, Inc.	71,568
7,743	Anglo American plc, (United Kingdom) (a)	79,368
2,054	Antofagasta plc, (Chile)	13,351
9,516	ArcelorMittal, (Luxembourg) (a)	56,450
6,200	Barrick Gold Corp., (Canada)	105,462
18,006	BHP Billiton Ltd., (Australia)	276,359
3,600	First Quantum Minerals Ltd., (Canada)	27,287
6,800	Freeport-McMoRan, Inc.	69,972
975	Fresnillo plc, (Mexico)	20,577
66,367	Glencore plc, (Switzerland) (a)	151,865
4,500	Goldcorp, Inc., (Canada)	68,492
3,200	JFE Holdings, Inc., (Japan)	49,760
74	Korea Zinc Co., Ltd., (South Korea)	31,695
3,550	MMC Norilsk Nickel PJSC, (Russia), ADR	53,441
4,142	Newcrest Mining Ltd., (Australia) (a)	68,271
3,000	Newmont Mining Corp.	114,720
7,500	Nippon Steel & Sumitomo Metal Corp., (Japan)	159,556
15,921	Norsk Hydro ASA, (Norway)	67,571
449	Novolipetsk Steel PJSC, (Russia), Reg. S, GDR	6,264
1,800	Nucor Corp.	87,318
430	POSCO, (South Korea)	88,516
2,377	Rio Tinto Ltd., (United Kingdom)	85,035
1,001	Rio Tinto plc, (United Kingdom)	30,133
937	Severstal PJSC, (Russia), Reg. S, GDR	11,031
2,300	Silver Wheaton Corp., (Canada)	58,298
28,874	South32 Ltd., (Australia) (a)	41,605
900	Southern Copper Corp., (Peru)	23,238
3,000	Sumitomo Metal Mining Co., Ltd., (Japan)	38,131
2,307	ThyssenKrupp AG, (Germany)	53,697
8,100	Vale S.A., (Brazil), ADR	42,687
601	Voestalpine AG, (Austria)	19,919

		2,071,637

	Paper & Forest Products — 0.4%
1,800	Fibria Celulose S.A., (Brazil), ADR	12,348
1,226	KapStone Paper & Packaging Corp.	21,467
3,017	Mondi plc, (South Africa)	61,391
8,000	Oji Holdings Corp., (Japan)	32,180

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	9

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Paper & Forest Products — (continued)
4,649	Stora Enso OYJ, (Finland), Class R	41,032
5,488	UPM-Kymmene OYJ, (Finland)	110,309

		278,727

	Total Materials	3,764,041

	Real Estate — 8.7%
	Equity Real Estate Investment Trusts (REITs) — 8.5%
370	American Campus Communities, Inc.	18,541
1,255	American Homes 4 Rent, Class A	27,447
4,200	Apartment Investment & Management Co., Class A	189,756
1,810	AvalonBay Communities, Inc.	316,768
1,840	Boston Properties, Inc.	257,839
6,300	Brandywine Realty Trust	101,619
5,603	Brixmor Property Group, Inc.	160,022
630	Camden Property Trust	55,295
1,200	CBL & Associates Properties, Inc.	17,124
2,600	DDR Corp.	49,166
500	Digital Realty Trust, Inc.	49,545
5,800	Duke Realty Corp.	163,096
214	EastGroup Properties, Inc.	15,703
760	Equinix, Inc.	280,174
1,000	Equity LifeStyle Properties, Inc.	77,530
3,700	Equity One, Inc.	114,848
980	Extra Space Storage, Inc.	78,939
6,258	Goodman Group, (Australia)	35,633
6,511	HCP, Inc.	256,078
1,500	Highwoods Properties, Inc.	79,560
2,850	Hospitality Properties Trust	86,896
2,840	Host Hotels & Resorts, Inc.	50,609
440	Kilroy Realty Corp.	31,957
8,156	Kimco Realty Corp.	245,088
845	Klepierre, (France)	39,684
3,900	LaSalle Hotel Properties	109,434
1,490	Liberty Property Trust	61,433
860	Life Storage, Inc.	77,400
1,470	Macerich Co. (The)	120,378
2,020	Mid-America Apartment Communities, Inc.	189,860
1,700	National Health Investors, Inc.	136,476
3,950	Omega Healthcare Investors, Inc.	142,990
717	Outfront Media, Inc.	16,003
2,150	Pennsylvania Real Estate Investment Trust	53,943
5,150	Prologis, Inc.	273,516
650	Public Storage	145,561
1,429	Rayonier, Inc.	39,340

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — (continued)
1,070	Realty Income Corp.	70,331
1,950	Regency Centers Corp.	157,053
1,700	RLJ Lodging Trust	39,678
2,440	Simon Property Group, Inc.	525,747
1,480	SL Green Realty Corp.	174,226
12,400	Spirit Realty Capital, Inc.	164,300
4,700	STORE Capital Corp.	139,261
4,250	Sunstone Hotel Investors, Inc.	59,032
650	Ventas, Inc.	47,236
1,720	Vornado Realty Trust	177,693
2,160	Welltower, Inc.	165,780
3,512	Westfield Corp., (Australia)	26,937
3,575	Weyerhaeuser Co.	113,864

		6,026,389

	Real Estate Management & Development — 0.2%
1,045	CBRE Group, Inc., Class A (a)	31,235
8,000	China Overseas Land & Investment Ltd., (Hong Kong)	26,349
900	Daiwa House Industry Co., Ltd., (Japan)	23,251
2,000	Mitsui Fudosan Co., Ltd., (Japan)	43,187

		124,022

	Total Real Estate	6,150,411

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.2%
6,170	BT Group plc, (United Kingdom)	31,313
900	Nippon Telegraph & Telephone Corp., (Japan)	39,572
28,018	Telecom Italia S.p.A., (Italy) (a)	25,432
562	Verizon Communications, Inc.	29,409

		125,726

	Wireless Telecommunication Services — 0.1%
635	T-Mobile U.S., Inc. (a)	29,426
9,573	Vodafone Group plc, (United Kingdom)	28,888

		58,314

	Total Telecommunication Services	184,040

	Utilities — 0.4%
	Electric Utilities — 0.3%
532	American Electric Power Co., Inc.	34,351
362	Duke Energy Corp.	28,837
342	Edison International	24,870
8,282	Enel S.p.A., (Italy)	36,598
451	Eversource Energy	24,341

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	AUGUST 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — (continued)
	Electric Utilities — (continued)
296	NextEra Energy, Inc.	35,798
840	Xcel Energy, Inc.	34,742

		219,537

	Gas Utilities — 0.1%
4,000	ENN Energy Holdings Ltd., (China)	22,367
4,041	Snam S.p.A., (Italy)	22,430

		44,797

	Multi-Utilities — 0.0% (g)
253	Sempra Energy	26,471

	Water Utilities — 0.0% (g)
1,193	Pennon Group plc, (United Kingdom)	13,758

	Total Utilities	304,563

	Total Common Stocks (Cost $20,491,666)	20,282,658

PRINCIPAL AMOUNT($)
Corporate Bonds — 10.3%
	Consumer Discretionary — 2.2%
	Auto Components — 0.3%
25,000	American Axle & Manufacturing, Inc., 6.250%, 03/15/21	26,125
50,000	Goodyear Tire & Rubber Co. (The), 5.000%, 05/31/26	52,344
23,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 02/01/22	21,476
50,000	MPG Holdco I, Inc., 7.375%, 10/15/22	51,531
25,000	Tenneco, Inc., 5.375%, 12/15/24	26,625

		178,101

	Distributors — 0.0% (g)
25,000	LKQ Corp., 4.750%, 05/15/23	25,250
	Diversified Consumer Services — 0.0% (g)
12,000	Service Corp. International, 5.375%, 05/15/24	12,870
	Hotels, Restaurants & Leisure — 0.5%
18,000	1011778 B.C. ULC/New Red Finance, Inc., (Canada), 6.000%, 04/01/22 (e)	18,832
18,000	Boyd Gaming Corp., 6.875%, 05/15/23	19,440
72,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/23	78,930
15,000	Landry’s, Inc., 9.375%, 05/01/20 (e)	15,787
71,000	MGM Resorts International, 6.000%, 03/15/23	77,078
7,000	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	7,236

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — (continued)
55,000	Scientific Games International, Inc., 7.000%, 01/01/22 (e)	58,438
40,000	Six Flags Entertainment Corp., 4.875%, 07/31/24 (e)	40,800
30,000	Yum! Brands, Inc., 3.750%, 11/01/21	30,375

		346,916

	Household Durables — 0.2%
18,000	CalAtlantic Group, Inc., 5.875%, 11/15/24	19,440
10,000	D.R. Horton, Inc., 4.375%, 09/15/22	10,550
23,000	Lennar Corp., 4.750%, 05/30/25	23,862
10,000	M/I Homes, Inc., 6.750%, 01/15/21	10,450
8,000	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	7,900
7,000	Meritage Homes Corp., 7.000%, 04/01/22	7,805
12,000	PulteGroup, Inc., 5.000%, 01/15/27	12,270
	Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
10,000	5.625%, 03/01/24 (e)	10,250
10,000	5.875%, 04/15/23 (e)	10,450
11,000	Tempur Sealy International, Inc., 5.500%, 06/15/26 (e)	11,490
15,000	Toll Brothers Finance Corp., 4.875%, 11/15/25	15,731

		140,198

	Media — 1.0%
40,000	AMC Networks, Inc., 4.750%, 12/15/22	41,200
18,000	Cablevision Systems Corp., 8.000%, 04/15/20	19,170
35,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/22	36,662
91,000	DISH DBS Corp., 6.750%, 06/01/21	97,768
19,000	Hughes Satellite Systems Corp., 5.250%, 08/01/26 (e)	18,881
55,000	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	56,505
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 03/15/25	58,850
55,000	Regal Entertainment Group, 5.750%, 03/15/22	57,544
75,000	Sinclair Television Group, Inc., 5.625%, 08/01/24 (e)	78,120
82,000	Sirius XM Radio, Inc., 5.375%, 07/15/26 (e)	84,358
95,000	Univision Communications, Inc., 5.125%, 05/15/23 (e)	98,800
25,000	WMG Acquisition Corp., 5.625%, 04/15/22 (e)	26,063

		673,921

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	11

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — (continued)
	Multiline Retail — 0.1%
35,000	Dollar Tree, Inc., 5.750%, 03/01/23	37,669
20,000	J.C. Penney Corp., Inc., 5.875%, 07/01/23 (e)	20,868
10,000	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	8,557

		67,094

	Specialty Retail — 0.1%
10,000	Caleres, Inc., 6.250%, 08/15/23	10,400
35,000	L Brands, Inc., 5.625%, 10/15/23	39,156
12,000	Penske Automotive Group, Inc., 5.500%, 05/15/26	12,007
35,000	Sally Holdings LLC/Sally Capital, Inc., 5.500%, 11/01/23	37,275
7,000	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	7,298

		106,136

	Textiles, Apparel & Luxury Goods — 0.0% (g)
20,000	Levi Strauss & Co., 5.000%, 05/01/25	20,750

	Total Consumer Discretionary	1,571,236

	Consumer Staples — 0.7%
	Beverages — 0.1%
14,000	Constellation Brands, Inc., 4.750%, 12/01/25	15,234
19,000	Cott Beverages, Inc., 5.375%, 07/01/22	19,617

		34,851

	Food & Staples Retailing — 0.2%
32,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 06/15/24 (e)	34,355
8,000	Ingles Markets, Inc., 5.750%, 06/15/23	8,325
19,000	New Albertsons, Inc., 8.000%, 05/01/31	19,285
35,000	Rite Aid Corp., 6.125%, 04/01/23 (e)	37,785
33,000	SUPERVALU, Inc., 7.750%, 11/15/22	31,185
11,000	U.S. Foods, Inc., 5.875%, 06/15/24 (e)	11,523

		142,458

	Food Products — 0.3%
8,000	B&G Foods, Inc., 4.625%, 06/01/21	8,250
8,000	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	8,140
19,000	Darling Ingredients, Inc., 5.375%, 01/15/22	19,950
18,000	Dean Foods Co., 6.500%, 03/15/23 (e)	19,125
	JBS USA LUX S.A./JBS USA Finance, Inc.,
20,000	5.750%, 06/15/25 (e)	20,320
31,000	5.875%, 07/15/24 (e)	32,032

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — (continued)
11,000	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	11,357
11,000	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24 (e)	11,853
	Post Holdings, Inc.,
12,000	5.000%, 08/15/26 (e)	11,970
7,000	6.750%, 12/01/21 (e)	7,516
	Smithfield Foods, Inc.,
8,000	5.250%, 08/01/18 (e)	8,080
22,000	5.875%, 08/01/21 (e)	22,990
	TreeHouse Foods, Inc.,
37,000	4.875%, 03/15/22	38,388
21,000	6.000%, 02/15/24 (e)	22,916

		242,887

	Household Products — 0.0% (g)
25,000	Spectrum Brands, Inc., 5.750%, 07/15/25	27,094

	Personal Products — 0.1%
20,000	NBTY, Inc., 7.625%, 05/15/21 (e)	20,450
10,000	Prestige Brands, Inc., 5.375%, 12/15/21 (e)	10,350
8,000	Revlon Consumer Products Corp., 5.750%, 02/15/21	8,180
15,000	Revlon Escrow Corp., 6.250%, 08/01/24 (e)	15,563

		54,543

	Total Consumer Staples	501,833

	Energy — 1.1%
	Energy Equipment & Services — 0.1%
15,000	Hiland Partners Holdings LP/Hiland Partners Finance Corp., 5.500%, 05/15/22 (e)	15,560
20,000	Transocean, Inc., (Cayman Islands), 9.000%, 07/15/23 (e)	19,345
12,000	Weatherford International Ltd., (Bermuda), 7.750%, 06/15/21	11,790

		46,695

	Oil, Gas & Consumable Fuels — 1.0%
	Antero Resources Corp.,
24,000	5.375%, 11/01/21	24,030
35,000	6.000%, 12/01/20	35,831
	Cenovus Energy, Inc., (Canada),
11,000	3.000%, 08/15/22	10,490
5,000	4.450%, 09/15/42	4,070
4,000	5.700%, 10/15/19	4,296
18,000	6.750%, 11/15/39	19,217
13,000	Chesapeake Energy Corp., 8.000%, 12/15/22 (e)	12,382
12,000	CITGO Petroleum Corp., 6.250%, 08/15/22 (e)	11,730

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — (continued)
	Oil, Gas & Consumable Fuels — (continued)
38,000	Concho Resources, Inc., 5.500%, 10/01/22	39,330
	Continental Resources, Inc.,
12,000	5.000%, 09/15/22	11,610
26,000	7.125%, 04/01/21	26,910
12,000	Encana Corp., (Canada), 3.900%, 11/15/21	11,888
20,000	Energy Transfer Equity LP, 5.875%, 01/15/24	20,500
3,000	EnLink Midstream Partners LP, 4.850%, 07/15/26	2,980
	Hilcorp Energy I LP/Hilcorp Finance Co.,
21,000	5.000%, 12/01/24 (e)	20,370
20,000	5.750%, 10/01/25 (e)	19,600
20,000	Holly Energy Partners LP/Holly Energy Finance Corp., 6.500%, 03/01/20	20,600
10,000	MEG Energy Corp., (Canada), 6.500%, 03/15/21 (e)	8,200
40,000	MPLX LP, 4.875%, 06/01/25 (e)	40,795
	Newfield Exploration Co.,
8,000	5.375%, 01/01/26	8,040
19,000	5.750%, 01/30/22	19,713
20,000	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	20,900
12,000	Oasis Petroleum, Inc., 7.250%, 02/01/19	11,820
	QEP Resources, Inc.,
4,000	5.250%, 05/01/23	3,920
4,000	5.375%, 10/01/22	3,960
11,000	6.875%, 03/01/21	11,501
	Range Resources Corp.,
12,000	4.875%, 05/15/25	11,580
3,000	5.000%, 03/15/23	2,963
35,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 04/15/23	36,199
8,000	Rice Energy, Inc., 7.250%, 05/01/23	8,360
20,000	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	21,050
15,000	RSP Permian, Inc., 6.625%, 10/01/22	15,600
	SM Energy Co.,
5,000	5.000%, 01/15/24	4,581
9,000	6.500%, 11/15/21	8,910
4,000	6.500%, 01/01/23	3,920
40,000	Sunoco LP/Sunoco Finance Corp., 6.375%, 04/01/23 (e)	41,200
35,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.375%, 05/01/24	37,363
4,000	Western Refining, Inc., 6.250%, 04/01/21	3,890
9,000	Whiting Petroleum Corp., 5.000%, 03/15/19	8,325

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — (continued)
40,000	Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	40,414
13,000	WPX Energy, Inc., 6.000%, 01/15/22	12,643

		681,681

	Total Energy	728,376

	Financials — 0.8%
	Banks — 0.4%
185,000	CIT Group, Inc., 5.000%, 08/15/22	196,100
90,000	Royal Bank of Scotland Group plc, (United Kingdom), 6.125%, 12/15/22	96,122

		292,222

	Consumer Finance — 0.2%
	Ally Financial, Inc.,
95,000	4.625%, 05/19/22	99,750
15,000	8.000%, 11/01/31	18,787

		118,537

	Diversified Financial Services — 0.1%
20,000	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	21,025
35,000	Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875%, 10/01/20	35,263
10,000	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	7,025

		63,313

	Insurance — 0.1%
20,000	CNO Financial Group, Inc., 5.250%, 05/30/25	19,850
10,000	Liberty Mutual Group, Inc., 7.800%, 03/15/37 (e)	11,600
20,000	National Financial Partners Corp., 9.000%, 07/15/21 (e)	20,650

		52,100

	Thrifts & Mortgage Finance — 0.0% (g)
30,000	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	29,934
15,000	Radian Group, Inc., 7.000%, 03/15/21	16,875

		46,809

	Total Financials	572,981

	Health Care — 1.1%
	Health Care Equipment & Supplies — 0.1%
15,000	Hologic, Inc., 5.250%, 07/15/22 (e)	15,956
4,000	Mallinckrodt International Finance S.A., (Luxembourg), 3.500%, 04/15/18	4,005

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	13

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — (continued)
	Health Care Equipment & Supplies — (continued)
32,000	Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, (Luxembourg), 5.625%, 10/15/23 (e)	32,120
11,000	Teleflex, Inc., 4.875%, 06/01/26	11,468

		63,549

	Health Care Providers & Services — 0.8%
19,000	Acadia Healthcare Co., Inc., 5.625%, 02/15/23	19,332
18,000	Amsurg Corp., 5.625%, 07/15/22	18,585
29,000	Centene Corp., 6.125%, 02/15/24	31,610
	CHS/Community Health Systems, Inc.,
27,000	5.125%, 08/01/21	26,629
6,000	7.125%, 07/15/20	5,366
20,000	8.000%, 11/15/19	18,925
37,000	DaVita, Inc., 5.125%, 07/15/24	38,202
15,000	Envision Healthcare Corp., 5.125%, 07/01/22 (e)	15,150
34,000	Fresenius Medical Care U.S. Finance II, Inc., 5.875%, 01/31/22 (e)	38,675
	HCA, Inc.,
73,000	5.000%, 03/15/24	77,198
90,000	Series 1, 5.875%, 05/01/23	95,625
25,000	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	22,656
23,000	LifePoint Health, Inc., 5.375%, 05/01/24 (e)	23,604
29,000	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	31,175
16,000	Team Health, Inc., 7.250%, 12/15/23 (e)	17,440
	Tenet Healthcare Corp.,
31,000	4.375%, 10/01/21	30,922
30,000	4.500%, 04/01/21	30,075
12,000	5.000%, 03/01/19	11,670
15,000	8.125%, 04/01/22	15,188

		568,027

	Life Sciences Tools & Services — 0.0% (g)
30,000	Quintiles Transnational Corp., 4.875%, 05/15/23 (e)	31,200

	Pharmaceuticals — 0.2%
19,000	Concordia International Corp., (Canada), 7.000%, 04/15/23 (e)	14,725
26,000	Endo Finance LLC, 5.750%, 01/15/22 (e)	24,229
	Valeant Pharmaceuticals International, Inc., (Canada),
45,000	5.875%, 05/15/23 (e)	39,600
34,000	6.375%, 10/15/20 (e)	32,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — (continued)
26,000	7.250%, 07/15/22 (e)	24,570

		135,594

	Total Health Care	798,370

	Industrials — 0.9%
	Aerospace & Defense — 0.1%
16,000	Bombardier, Inc., (Canada), 4.750%, 04/15/19 (e)	16,040
8,000	Orbital ATK, Inc., 5.500%, 10/01/23	8,420
30,000	TransDigm, Inc., 6.000%, 07/15/22	31,200

		55,660

	Air Freight & Logistics — 0.0% (g)
20,000	XPO Logistics, Inc., 6.125%, 09/01/23 (e)	20,550

	Airlines — 0.0% (g)
15,000	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	15,750

	Building Products — 0.1%
10,000	Masonite International Corp., (Canada), 5.625%, 03/15/23 (e)	10,600
7,000	NCI Building Systems, Inc., 8.250%, 01/15/23 (e)	7,665
29,000	Standard Industries, Inc., 6.000%, 10/15/25 (e)	31,755
23,000	Summit Materials LLC/Summit Materials Finance Corp., 6.125%, 07/15/23	23,345

		73,365

	Commercial Services & Supplies — 0.2%
30,000	ADT Corp. (The), 4.125%, 06/15/23	29,451
7,000	Aramark Services, Inc., 5.125%, 01/15/24	7,258
19,000	Casella Waste Systems, Inc., 7.750%, 02/15/19	19,427
15,000	Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375%, 08/01/23 (e)	15,713
36,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	39,240
	West Corp.,
5,000	4.750%, 07/15/21 (e)	5,101
12,000	5.375%, 07/15/22 (e)	11,700

		127,890

	Construction & Engineering — 0.2%
54,000	AECOM, 5.875%, 10/15/24	59,062
41,000	MasTec, Inc., 4.875%, 03/15/23	41,000

		100,062

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — (continued)
	Electrical Equipment — 0.0% (g)
2,000	EnerSys, 5.000%, 04/30/23 (e)	1,995
22,000	Sensata Technologies B.V., (Netherlands), 4.875%, 10/15/23 (e)	22,715

		24,710

	Machinery — 0.0% (g)
13,000	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	11,245
7,000	Oshkosh Corp., 5.375%, 03/01/25	7,350

		18,595

	Professional Services — 0.0% (g)
4,000	CEB, Inc., 5.625%, 06/15/23 (e)	3,970

	Trading Companies & Distributors — 0.3%
11,000	Ahern Rentals, Inc., 7.375%, 05/15/23 (e)	7,535
70,000	Aircastle Ltd., (Bermuda), 5.125%, 03/15/21	75,950
7,000	H&E Equipment Services, Inc., 7.000%, 09/01/22	7,385
26,000	HD Supply, Inc., 5.750%, 04/15/24 (e)	27,690
55,000	United Rentals North America, Inc., 5.750%, 11/15/24	57,200
19,000	WESCO Distribution, Inc., 5.375%, 06/15/24 (e)	19,428

		195,188

	Total Industrials	635,740

	Information Technology — 0.6%
	Communications Equipment — 0.1%
15,000	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	16,312
20,000	Avaya, Inc., 7.000%, 04/01/19 (e)	14,900
25,000	CommScope, Inc., 5.500%, 06/15/24 (e)	26,250
10,000	Plantronics, Inc., 5.500%, 05/31/23 (e)	10,400

		67,862

	Electronic Equipment, Instruments & Components — 0.1%
18,000	Anixter, Inc., 5.500%, 03/01/23	18,945
	CDW LLC/CDW Finance Corp.,
15,000	5.000%, 09/01/23	15,544
10,000	5.500%, 12/01/24	10,717

		45,206

	Internet Software & Services — 0.0% (g)
8,000	Match Group, Inc., 6.375%, 06/01/24	8,700

	IT Services — 0.1%
	First Data Corp.,
25,000	5.000%, 01/15/24 (e)	25,438
25,000	5.750%, 01/15/24 (e)	25,594

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — (continued)
30,000	7.000%, 12/01/23 (e)	31,462

		82,494

	Semiconductors & Semiconductor Equipment — 0.1%
	Advanced Micro Devices, Inc.,
8,000	6.750%, 03/01/19	8,040
13,000	7.000%, 07/01/24	11,960
	Micron Technology, Inc.,
22,000	5.250%, 01/15/24 (e)	21,054
7,000	7.500%, 09/15/23 (e)	7,717
7,000	Microsemi Corp., 9.125%, 04/15/23 (e)	8,015
10,000	Qorvo, Inc., 6.750%, 12/01/23 (e)	10,888

		67,674

	Software — 0.1%
25,000	Infor U.S., Inc., 6.500%, 05/15/22	25,344
10,000	Informatica LLC, 7.125%, 07/15/23 (e)	9,450
10,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	10,237
15,000	Open Text Corp., (Canada), 5.625%, 01/15/23 (e)	15,488
20,000	Solera LLC/Solera Finance, Inc., 10.500%, 03/01/24 (e)	22,150

		82,669

	Technology Hardware, Storage & Peripherals — 0.1%
	Diamond 1 Finance Corp./Diamond 2 Finance Corp.,
26,000	5.875%, 06/15/21 (e)	27,522
25,000	7.125%, 06/15/24 (e)	27,070
	Western Digital Corp.,
11,000	7.375%, 04/01/23 (e)	11,935
10,000	10.500%, 04/01/24 (e)	11,300

		77,827

	Total Information Technology	432,432

	Materials — 1.2%
	Chemicals — 0.3%
75,000	Blue Cube Spinco, Inc., 10.000%, 10/15/25 (e)	89,250
18,000	CVR Partners LP/CVR Nitrogen Finance Corp., 9.250%, 06/15/23 (e)	17,842
35,000	Hexion, Inc., 6.625%, 04/15/20	30,341
65,000	PolyOne Corp., 5.250%, 03/15/23	67,925
20,000	Valvoline, Inc., 5.500%, 07/15/24 (e)	20,990

		226,348

	Construction Materials — 0.0% (g)
4,000	U.S. Concrete, Inc., 6.375%, 06/01/24	4,170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	15

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — (continued)
	Containers & Packaging — 0.2%
70,000	Ball Corp., 5.250%, 07/01/25	75,775
11,000	Graphic Packaging International, Inc., 4.750%, 04/15/21	11,784
75,000	Sealed Air Corp., 5.125%, 12/01/24 (e)	80,250

		167,809

	Metals & Mining — 0.6%
60,000	ArcelorMittal, (Luxembourg), 6.500%, 03/01/21	65,100
10,000	Coeur Mining, Inc., 7.875%, 02/01/21	9,875
15,000	Commercial Metals Co., 4.875%, 05/15/23	15,075
80,000	Freeport-McMoRan, Inc., 3.550%, 03/01/22	69,600
10,000	Hecla Mining Co., 6.875%, 05/01/21	10,075
10,000	Kaiser Aluminum Corp., 5.875%, 05/15/24 (e)	10,600
15,000	Lundin Mining Corp., (Canada), 7.500%, 11/01/20 (e)	15,825
60,000	New Gold, Inc., (Canada), 7.000%, 04/15/20 (e)	61,800
100,000	Steel Dynamics, Inc., 6.375%, 08/15/22	105,500
	Teck Resources Ltd., (Canada),
5,000	6.000%, 08/15/40	4,050
20,000	8.000%, 06/01/21 (e)	21,650
5,000	United States Steel Corp., 8.375%, 07/01/21 (e)	5,438

		394,588

	Paper & Forest Products — 0.1%
28,000	Clearwater Paper Corp., 4.500%, 02/01/23	27,895

	Total Materials	820,810

	Real Estate — 0.1%
	Equity Real Estate Investment Trusts (REITs) — 0.1%
15,000	DuPont Fabros Technology LP, 5.875%, 09/15/21	15,694
25,000	Equinix, Inc., 5.375%, 04/01/23	26,437
20,000	Iron Mountain, Inc., 5.750%, 08/15/24	20,750

	Total Real Estate	62,881

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 0.7%
110,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 02/15/26 (e)	117,700
19,000	Cincinnati Bell, Inc., 8.375%, 10/15/20	19,665
121,000	Embarq Corp., 7.995%, 06/01/36	125,462
89,000	Frontier Communications Corp., 9.250%, 07/01/21	96,342

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — (continued)
	Intelsat Jackson Holdings S.A., (Luxembourg),
25,000	5.500%, 08/01/23	17,063
20,000	8.000%, 02/15/24 (e)	20,100
52,000	Level 3 Financing, Inc., 5.375%, 08/15/22	54,348
13,000	SBA Communications Corp., 4.875%, 07/15/22	13,325
	Sprint Capital Corp.,
22,000	6.875%, 11/15/28	19,683
20,000	6.900%, 05/01/19	20,200
18,000	Zayo Group LLC/Zayo Capital, Inc., 6.000%, 04/01/23	18,720

		522,608

	Wireless Telecommunication Services — 0.4%
40,000	Sprint Communications, Inc., 7.000%, 03/01/20 (e)	42,900
100,000	Sprint Corp., 7.125%, 06/15/24	93,250
115,000	T-Mobile USA, Inc., 6.836%, 04/28/23	123,337

		259,487

	Total Telecommunication Services	782,095

	Utilities — 0.5%
	Gas Utilities — 0.1%
20,000	AmeriGas Finance LLC/AmeriGas Finance Corp., 7.000%, 05/20/22	21,300
75,000	Sabine Pass Liquefaction LLC, 5.875%, 06/30/26 (e)	80,250

		101,550

	Independent Power & Renewable Electricity Producers — 0.3%
35,000	AES Corp., 6.000%, 05/15/26	37,144
75,000	Calpine Corp., 5.250%, 06/01/26 (e)	75,937
40,000	Dynegy, Inc., 5.875%, 06/01/23	36,300
20,000	GenOn Energy, Inc., 9.875%, 10/15/20	14,100
45,000	NRG Energy, Inc., 7.250%, 05/15/26 (e)	46,733

		210,214

	Multi-Utilities — 0.1%
45,000	NRG Yield Operating LLC, 5.375%, 08/15/24	46,912

	Total Utilities	358,676

	Total Corporate Bonds (Cost $7,207,506)	7,265,430

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	AUGUST 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange-Traded Funds — 9.6%
	International Equity — 4.8%
83,843	iShares Global Infrastructure ETF	3,417,441

	U.S. Equity — 4.8%
37,706	Vanguard REIT ETF	3,354,703

	Total Exchange-Traded Funds (Cost $6,408,439)	6,772,144

Investment Companies — 31.9% (b)
	Alternative Assets — 11.7%
753,652	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	6,556,770
97,357	JPMorgan Opportunistic Equity Long/Short Fund, Class R6 Shares (a)	1,727,112

	Total Alternative Assets	8,283,882

	Fixed Income — 20.2%
662,168	JPMorgan Floating Rate Income Fund, Class R6 Shares	6,204,513
777,174	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	8,035,975

	Total Fixed Income	14,240,488

	Total Investment Companies (Cost $23,728,696)	22,524,370

PRINCIPAL AMOUNT($)
Preferred Security — 0.0% (g) (x)
	Financials — 0.0% (g)
	Banks — 0.0% (g)
20,000	Citigroup, Inc., Series T, VAR, 6.250%, 08/15/26 (Cost $21,449)	21,600

SHARES
Preferred Stock — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Household Products — 0.0% (g)
286	Henkel AG & Co. KGaA, (Germany) (Cost $35,765)	37,485

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 17.6%
	U.S. Treasury Inflation Indexed Bonds,
296,000	0.625%, 02/15/43	312,502
193,000	0.750%, 02/15/42	212,940
169,000	0.750%, 02/15/45	179,588
130,000	1.000%, 02/15/46	147,243
222,000	1.375%, 02/15/44	273,738
264,000	1.750%, 01/15/28	353,279

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Inflation Indexed Bonds — (continued)
178,000	2.000%, 01/15/26	251,557
82,000	2.125%, 02/15/40	122,206
106,000	2.125%, 02/15/41	157,337
245,000	2.375%, 01/15/25	370,334
146,000	2.375%, 01/15/27	212,035
150,000	2.500%, 01/15/29	212,792
50,000	3.375%, 04/15/32	99,225
124,000	3.625%, 04/15/28	254,150
55,000	3.875%, 04/15/29	115,717
	U.S. Treasury Inflation Indexed Notes,
592,000	0.125%, 04/15/18	620,076
601,000	0.125%, 04/15/19	623,404
571,000	0.125%, 04/15/20	593,105
331,000	0.125%, 04/15/21	339,753
421,000	0.125%, 01/15/22	452,049
511,000	0.125%, 07/15/22	541,065
468,000	0.125%, 01/15/23	491,172
409,000	0.125%, 07/15/24	416,516
140,000	0.125%, 07/15/26	140,908
642,000	0.250%, 01/15/25	658,646
444,000	0.375%, 07/15/23	471,295
492,000	0.375%, 07/15/25	511,028
400,000	0.625%, 07/15/21	443,833
412,000	0.625%, 01/15/24	442,025
367,000	0.625%, 01/15/26	387,915
429,000	1.125%, 01/15/21	497,861
309,000	1.250%, 07/15/20	361,487
144,000	1.375%, 07/15/18	166,675
163,000	1.375%, 01/15/20	191,312
147,000	1.625%, 01/15/18	173,491
159,000	1.875%, 07/15/19	191,302
131,000	2.125%, 01/15/19	155,555
245,000	U.S. Treasury Note, 0.500%, 01/31/17 (k)	245,081

	Total U.S. Treasury Obligations (Cost $12,484,317)	12,390,197

SHARES
Short-Term Investment — 1.8%
	Investment Company — 1.8%
1,235,514	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.360% (b) (l) (Cost $1,235,514)	1,235,514

	Total Investments — 99.9% (Cost $71,613,352)	70,529,398
	Other Assets in Excess of Liabilities — 0.1%	35,427

	NET ASSETS — 100.0%	$70,564,825

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	17

JPMorgan Diversified Real Return Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	82.9%
Canada	1.5
United Kingdom	1.4
Japan	1.4
Others (each less than 1.0%)	6.3
Short-Term Investment	6.5
*	Percentages indicated are based upon total investments as of August 31, 2016.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
13	10 Year U.S. Treasury Note	12/20/16	USD	1,701,984	$(4,497)
7	U.S. Treasury Long Bond	12/20/16	USD	1,192,625	(3,024)
	Short Futures Outstanding
(5)	E-mini S&P 500	09/16/16	USD	(542,375)	(72)
(20)	Mini MSCI EAFE Index Futures	09/16/16	USD	(1,687,600)	(8,621)

					$(16,214)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
281,398	AUD	Australia & New Zealand Banking Group Ltd.	11/14/16	$213,312	$211,104	$(2,208)
247,938	CHF	Australia & New Zealand Banking Group Ltd.	11/14/16	258,086	253,172	(4,914)
372,058	DKK	Royal Bank of Canada	11/14/16	56,219	55,946	(273)
754,599	EUR	Credit Suisse International	11/14/16	848,023	844,384	(3,639)
12,524	EUR	TD Bank Financial Group	11/14/16	14,233	14,014	(219)
7,765	GBP	Credit Suisse International	11/14/16	10,126	10,212	86
5,597	GBP	Deutsche Bank AG	11/14/16	7,467	7,361	(106)
416,040	GBP	Royal Bank of Canada	11/14/16	553,460	547,178	(6,282)
5,828	GBP	TD Bank Financial Group	11/14/16	7,717	7,665	(52)
753,597	HKD	Australia & New Zealand Banking Group Ltd.	11/14/16	97,224	97,224	—
68,130,170	JPY	Australia & New Zealand Banking Group Ltd.	11/14/16	667,468	660,566	(6,902)
148,492	NOK	Royal Bank of Canada	11/14/16	17,650	17,824	174
663,179	SEK	Deutsche Bank AG	11/14/16	78,139	77,751	(388)
50,768	SGD	Australia & New Zealand Banking Group Ltd.	11/14/16	37,773	37,256	(517)
				$2,866,897	$2,841,657	$(25,240)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	AUGUST 31, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
161,840	AUD	Royal Bank of Canada	11/14/16	$122,294	$121,413	$881
130,902	CHF	Royal Bank of Canada	11/14/16	136,274	133,665	2,609
771,116	DKK	Royal Bank of Canada	11/14/16	116,336	115,953	383
769,470	EUR	Deutsche Bank AG	11/14/16	863,824	861,025	2,799
34,095	EUR	Royal Bank of Canada	11/14/16	38,291	38,151	140
515,272	GBP	Royal Bank of Canada	11/14/16	679,688	677,689	1,999
539,688	HKD	Royal Bank of Canada	11/14/16	69,641	69,626	15
1,009,348	JPY	Credit Suisse International	11/14/16	10,003	9,787	216
1,114,544	JPY	Deutsche Bank AG	11/14/16	10,925	10,806	119
72,023,380	JPY	Royal Bank of Canada	11/14/16	712,016	698,312	13,704
201,020	NOK	Deutsche Bank AG	11/14/16	24,371	24,129	242
51,604	NOK	Royal Bank of Canada	11/14/16	6,089	6,194	(105)
505,045	SEK	Deutsche Bank AG	11/14/16	59,278	59,211	67
				$2,849,030	$2,825,961	$23,069

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EAFE	— Europe, Australasia and Far East
ETF	— Exchange-Traded Fund
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2016.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for future contracts.
(l)	— The rate shown is the current yield as of August 31, 2016.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2016.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	19

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2016

Diversified Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$46,769,514
Investments in affiliates, at value	23,759,884

Total investment securities, at value	70,529,398
Cash	58,857
Foreign currency, at value	1,080
Receivables:
Investment securities sold	879,065
Fund shares sold	29,861
Interest from non-affiliates	165,438
Dividends from affiliates	1,084
Tax reclaims	5,058
Variation margin on futures contracts	5,562
Unrealized appreciation on forward foreign currency exchange contracts	23,434
Due from Adviser	48,252

Total Assets	71,747,089

LIABILITIES:
Payables:
Investment securities purchased	1,002,764
Fund shares redeemed	161
Unrealized depreciation on forward foreign currency exchange contracts	25,605
Accrued liabilities:
Distribution fees	973
Shareholder servicing fees	940
Custodian and accounting fees	29,903
Trustees’ and Chief Compliance Officer’s fees	3,240
Audit fees	75,652
Other	43,026

Total Liabilities	1,182,264

Net Assets	$70,564,825

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	AUGUST 31, 2016

Diversified Real Return Fund
NET ASSETS:
Paid-in-Capital	$74,093,819
Accumulated undistributed (distributions in excess of) net investment income	193,320
Accumulated net realized gains (losses)	(2,619,623)
Net unrealized appreciation (depreciation)	(1,102,691)

Total Net Assets	$70,564,825

Net Assets:
Class A	$2,968,684
Class C	432,469
Class R2	156,168
Class R5	52,281,460
Select Class	14,726,044

Total	$70,564,825

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	210,686
Class C	30,800
Class R2	11,058
Class R5	3,692,472
Select Class	1,041,526

Net Asset Value (a):
Class A — Redemption price per share	$14.09
Class C — Offering price per share (b)	14.04
Class R2 — Offering and redemption price per share	14.12
Class R5 — Offering and redemption price per share	14.16
Select Class — Offering and redemption price per share	14.14
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.75

Cost of investments in non-affiliates	$46,649,142
Cost of investments in affiliates	24,964,210
Cost of foreign currency	1,084

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	21

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2016

Diversified Real Return Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$297,706
Dividend income from affiliates	921,226
Interest income from non-affiliates	65,868
Foreign taxes withheld	(2,950)

Total investment income	1,281,850

EXPENSES:
Investment advisory fees	78,799
Administration fees	52,624
Distribution fees:
Class A	7,394
Class C	3,249
Class R2	738
Shareholder servicing fees:
Class A	7,394
Class C	1,083
Class R2	369
Class R5	17,380
Select Class	35,815
Custodian and accounting fees	69,579
Interest expense to affiliates	3
Professional fees	136,186
Trustees’ and Chief Compliance Officer’s fees	13,950
Printing and mailing costs	36,223
Registration and filing fees	65,077
Transfer agency fees (See Note 2.I)	6,621
Sub-transfer agency fees (See Note 2.I)	31,075
Other	5,646

Total expenses	569,205

Less fees waived	(182,931)
Less expense reimbursements	(197,792)

Net expenses	188,482

Net investment income (loss)	1,093,368

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	62,840
Investments in affiliates	1,605,589
Futures	12,298
Foreign currency transactions	(4,601)

Net realized gain (loss)	1,676,126

Distributions of capital gains received from investment company affiliates	287,211

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	540,649
Investments in affiliates	(804,887)
Futures	125,574
Foreign currency translations	(2,206)

Change in net unrealized appreciation/depreciation	(140,870)

Net realized/unrealized gains (losses)	1,822,467

Change in net assets resulting from operations	$2,915,835

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Diversified Real Return Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,093,368	$1,044,967
Net realized gain (loss)	1,676,126	(910,353)
Distributions of capital gains received from investment company affiliates	287,211	271,895
Change in net unrealized appreciation/depreciation	(140,870)	(5,014,978)

Change in net assets resulting from operations	2,915,835	(4,608,469)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(56,482)	(31,193)
Class C
From net investment income	(6,307)	(5,570)
Class R2
From net investment income	(2,576)	(1,217)
Class R5
From net investment income	(769,458)	(769,210)
Select Class
From net investment income	(319,533)	(261,707)

Total distributions to shareholders	(1,154,356)	(1,068,897)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,915,286	(8,870,662)

NET ASSETS:
Change in net assets	20,676,765	(14,548,028)
Beginning of period	49,888,060	64,436,088

End of period	$70,564,825	$49,888,060

Accumulated undistributed (distributions in excess of) net investment income	$193,320	$130,009

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Diversified Real Return Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,420,986	$721,688
Distributions reinvested	56,322	31,193
Cost of shares redeemed	(2,607,580)	(529,278)

Change in net assets resulting from Class A capital transactions	$869,728	$223,603

Class C
Proceeds from shares issued	$38,736	$324,562
Distributions reinvested	5,836	4,957
Cost of shares redeemed	(118,597)	(230,509)

Change in net assets resulting from Class C capital transactions	$(74,025)	$99,010

Class R2
Proceeds from shares issued	$42,259	$155,744
Distributions reinvested	412	550
Cost of shares redeemed	(50,527)	(35,876)

Change in net assets resulting from Class R2 capital transactions	$(7,856)	$120,418

Class R5
Proceeds from shares issued	$26,845,559	$24,389,836
Distributions reinvested	769,458	758,828
Cost of shares redeemed	(9,533,703)	(31,095,872)

Change in net assets resulting from Class R5 capital transactions	$18,081,314	$(5,947,208)

Select Class
Proceeds from shares issued	$1,094,049	$5,302,966
Distributions reinvested	312,598	257,511
Cost of shares redeemed	(1,360,522)	(8,926,962)

Change in net assets resulting from Select Class capital transactions	$46,125	$(3,366,485)

Total change in net assets resulting from capital transactions	$18,915,286	$(8,870,662)

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	AUGUST 31, 2016

	Diversified Real Return Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	255,620	50,064
Reinvested	4,174	2,189
Redeemed	(197,506)	(36,543)

Change in Class A Shares	62,288	15,710

Class C
Issued	2,787	22,612
Reinvested	433	349
Redeemed	(8,864)	(15,958)

Change in Class C Shares	(5,644)	7,003

Class R2
Issued	3,203	10,766
Reinvested	30	39
Redeemed	(3,857)	(2,484)

Change in Class R2 Shares	(624)	8,321

Class R5
Issued	1,922,430	1,683,548
Reinvested	56,671	52,949
Redeemed	(701,391)	(2,142,113)

Change in Class R5 Shares	1,277,710	(405,616)

Select Class
Issued	81,807	364,317
Reinvested	23,062	18,004
Redeemed	(101,337)	(615,175)

Change in Select Class Shares	3,532	(232,854)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Diversified Real Return Fund
Class A
Year Ended August 31, 2016	$13.61	$0.26		$0.49	$0.75	$(0.27)	$—		$(0.27)
Year Ended August 31, 2015	15.08	0.23	(g)	(1.47)	(1.24)	(0.23)	—		(0.23)
Year Ended August 31, 2014	14.25	0.22	(g)	0.89	1.11	(0.28)	—		(0.28)
Year Ended August 31, 2013	15.07	0.21		(0.78)	(0.57)	(0.24)	(0.01)		(0.25)
Year Ended August 31, 2012	15.14	0.21	(g)	(0.11)	0.10	(0.17)	—	(h)	(0.17)

Class C
Year Ended August 31, 2016	13.56	0.17		0.50	0.67	(0.19)	—		(0.19)
Year Ended August 31, 2015	15.05	0.16	(g)	(1.47)	(1.31)	(0.18)	—		(0.18)
Year Ended August 31, 2014	14.20	0.14	(g)	0.89	1.03	(0.18)	—		(0.18)
Year Ended August 31, 2013	15.03	0.12		(0.76)	(0.64)	(0.18)	(0.01)		(0.19)
Year Ended August 31, 2012	15.13	0.14	(g)	(0.12)	0.02	(0.12)	—	(h)	(0.12)

Class R2
Year Ended August 31, 2016	13.64	0.21		0.50	0.71	(0.23)	—		(0.23)
Year Ended August 31, 2015	15.12	0.16	(g)	(1.44)	(1.28)	(0.20)	—		(0.20)
Year Ended August 31, 2014	14.24	0.18	(g)	0.89	1.07	(0.19)	—		(0.19)
Year Ended August 31, 2013	15.06	0.16		(0.76)	(0.60)	(0.21)	(0.01)		(0.22)
Year Ended August 31, 2012	15.14	0.18	(g)	(0.12)	0.06	(0.14)	—	(h)	(0.14)

Class R5
Year Ended August 31, 2016	13.68	0.29		0.51	0.80	(0.32)	—		(0.32)
Year Ended August 31, 2015	15.15	0.29	(g)	(1.49)	(1.20)	(0.27)	—		(0.27)
Year Ended August 31, 2014	14.31	0.26	(g)	0.91	1.17	(0.33)	—		(0.33)
Year Ended August 31, 2013	15.11	0.26		(0.78)	(0.52)	(0.27)	(0.01)		(0.28)
Year Ended August 31, 2012	15.16	0.19	(g)	(0.03)	0.16	(0.21)	—	(h)	(0.21)

Select Class
Year Ended August 31, 2016	13.66	0.28		0.50	0.78	(0.30)	—		(0.30)
Year Ended August 31, 2015	15.13	0.26	(g)	(1.47)	(1.21)	(0.26)	—		(0.26)
Year Ended August 31, 2014	14.29	0.26	(g)	0.89	1.15	(0.31)	—		(0.31)
Year Ended August 31, 2013	15.10	0.24		(0.78)	(0.54)	(0.26)	(0.01)		(0.27)
Year Ended August 31, 2012	15.16	0.28	(g)	(0.14)	0.14	(0.20)	—	(h)	(0.20)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	AUGUST 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)(d)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (f)

$14.09	5.61%	$2,968,684	0.64%	1.91%		1.54%	95%
13.61	(8.28)	2,020,268	0.61	1.58	(g)	1.29	91
15.08	7.88	2,001,598	0.61	1.51	(g)	1.13	59
14.25	(3.81)	3,345,116	0.61	1.39		0.99	39
15.07	0.70	1,904,463	0.61	1.43	(g)	1.29	42

14.04	5.04	432,469	1.14	1.25		2.11	95
13.56	(8.74)	494,218	1.11	1.10	(g)	1.78	91
15.05	7.34	443,103	1.11	0.98	(g)	1.60	59
14.20	(4.29)	2,073,901	1.11	0.82		1.49	39
15.03	0.16	2,091,357	1.11	0.96	(g)	1.88	42

14.12	5.31	156,168	0.90	1.55		2.17	95
13.64	(8.51)	159,377	0.86	1.09	(g)	1.55	91
15.12	7.60	50,821	0.86	1.25	(g)	1.34	59
14.24	(4.03)	1,309,391	0.86	1.06		1.24	39
15.06	0.45	1,329,140	0.86	1.23	(g)	1.47	42

14.16	5.95	52,281,460	0.31	2.12		1.02	95
13.68	(7.97)	33,033,858	0.26	2.01	(g)	0.74	91
15.15	8.24	42,715,599	0.26	1.74	(g)	0.66	59
14.31	(3.44)	70,551,417	0.26	1.73		0.54	39
15.11	1.08	42,521,881	0.26	1.26	(g)	0.64	42

14.14	5.84	14,726,044	0.39	2.04		1.09	95
13.66	(8.06)	14,180,339	0.36	1.80	(g)	0.94	91
15.13	8.16	19,224,967	0.36	1.75	(g)	0.90	59
14.29	(3.58)	17,911,308	0.36	1.59		0.74	39
15.10	0.95	12,897,374	0.36	1.86	(g)	1.00	42

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Real Return Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The investment objective of the Fund is to seek to maximize long-term real return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

28	J.P. MORGAN FUNDS	AUGUST 31, 2016

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,095,242	$350,863	$—	$1,446,105
Consumer Staples	439,932	358,094	—	798,026
Energy	1,220,663	1,003,974	—	2,224,637
Financials	1,266,698	417,551	—	1,684,249
Health Care	785,519	332,130	—	1,117,649
Industrials	658,568	358,240	—	1,016,808
Information Technology	1,400,117	192,012	—	1,592,129
Materials	1,545,856	2,218,185	—	3,764,041
Real Estate	5,955,370	195,041	—	6,150,411
Telecommunication Services	58,835	125,205	—	184,040
Utilities	209,410	95,153	—	304,563

Total Common Stocks	14,636,210	5,646,448	—	20,282,658

Preferred Stock
Consumer Staples	—	37,485	—	37,485
Debt Securities
Corporate Bonds
Consumer Discretionary	—	1,571,236	—	1,571,236
Consumer Staples	—	501,833	—	501,833
Energy	—	728,376	—	728,376
Financials	—	572,981	—	572,981
Health Care	—	798,370	—	798,370
Industrials	—	635,740	—	635,740
Information Technology	—	432,432	—	432,432
Materials	—	820,810	—	820,810
Real Estate	—	62,881	—	62,881
Telecommunication Services	—	782,095	—	782,095
Utilities	—	358,676	—	358,676

Total Corporate Bonds	—	7,265,430	—	7,265,430

AUGUST 31, 2016	J.P. MORGAN FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Security
Financials	$—	$21,600	$—	$21,600
U.S. Treasury Obligations	—	12,390,197	—	12,390,197
Exchange-Traded Funds	6,772,144	—	—	6,772,144
Investment Companies	22,524,370	—	—	22,524,370
Short-Term Investment
Investment Company	1,235,514	—	—	1,235,514

Total Investments in Securities	$45,168,238	$25,361,160	$—	$70,529,398

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$23,434	$—	$23,434

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(25,605)	$—	$(25,605)
Futures Contracts	(16,214)	—	—	(16,214)

Total Depreciation in Other Financial Instruments	$(16,214)	$(25,605)	$—	$(41,819)

There were no transfers among any levels during the year ended August 31, 2016.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser, or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds.

		For the year ended August 31, 2016
Affiliate	Value at August 31, 2015	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at August 31, 2016	Value at August 31, 2016
JPMorgan Commodities Strategy Fund, Class R6 Shares	$3,456,509	$3,926,669	$529,447	$(339,014)	$—	753,652	$6,556,770
JPMorgan Floating Rate Income Fund, Class R6 Shares	5,528,728	3,289,579	2,459,141	(193,357)	334,562	662,168	6,204,513
JPMorgan High Yield Fund, Class R6 Shares	4,523,890	975,074	5,459,345	(289,011)	249,428	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	14,316,829	1,815,349	8,351,111	(81,169)	224,827	777,174	8,035,975
JPMorgan Opportunistic Equity Long/Short Fund, Class R6 Shares	—	1,726,138	—	—	—	97,357	1,727,112
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,003,491	39,907,253	40,675,230	—	7,511	1,235,514	1,235,514
JPMorgan Realty Income Fund, Class R5 Shares	5,960,844	141,199	4,603,072	(24,266)	21,199	—	—
JPMorgan Realty Income Fund, Class R6 Shares	—	6,830,910	9,365,936	2,819,617	83,699	—	—

Total	$35,790,291			$1,892,800	$921,226		$23,759,884

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of August 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

30	J.P. MORGAN FUNDS	AUGUST 31, 2016

D. Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge equity price and interest rate risk associated with portfolio investments and to seek to enhance portfolio performance.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations (“SOP”). Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the SOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities (“SAL”). A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the SAL.

The use of futures contracts exposes the Fund to equity price and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the SAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended August 31, 2016:

Futures Contracts:
Equity
Average Notional Balance Long	$2,247,708	(a)
Average Notional Balance Short	2,229,975	(b)
Ending Notional Balance Short	2,229,975
Interest Rate
Average Notional Balance Long	867,786
Average Notional Balance Short	3,277,031	(c)
Ending Notional Balance Long	2,894,609

(a)	For the period September 1, 2015 through July 31, 2016.
(b)	For the period August 1, 2016 through August 31, 2016.
(c)	For the period September 1, 2015 through September 30, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of August 31, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

AUGUST 31, 2016	J.P. MORGAN FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended August 31, 2016:

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$2,866,897	(a)
Average Settlement Value Sold	2,849,030	(a)
Ending Settlement Value Purchased	2,866,897
Ending Settlement Value Sold	2,849,030

(a)	For the period August 1, 2016 through August 31, 2016.

F. Summary of Derivative Information — The following table presents the value of derivatives held as of August 31, 2016, by their primary underlying risk exposure and respective location on the SAL:

Derivative Contracts	SAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Foreign exchange contracts	Receivables	$—	$23,434	$23,434

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(8,693)	$—	$(8,693)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(7,521)	—	(7,521)
Foreign exchange contracts	Payables	—	(25,605)	(25,605)

Total		$(16,214)	$(25,605)	$(41,819)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The SAL only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the SOP for the year ended August 31, 2016, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$41,887	$—	$41,887
Interest rate contracts	(29,589)	—	(29,589)
Foreign exchange contracts	—	101	101

Total	$12,298	$101	$12,399

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the SOP
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$132,745	$—	$132,745
Interest rate contracts	(7,171)	—	(7,171)
Foreign exchange contracts	—	(2,171)	(2,171)

Total	$125,574	$(2,171)	$123,403

The Fund’s derivatives contracts held at August 31, 2016 are not accounted for as hedging instruments under GAAP.

32	J.P. MORGAN FUNDS	AUGUST 31, 2016

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the SOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the SOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the SOP.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the SOP. Coupon payments are based on the adjusted principal at the time the interest is paid.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2016 are as follows:

	Class A	Class C	Class R2	Class R5	Select Class	Total
Transfer agent fees	$2,063	$1,121	$759	$1,438	$1,240	$6,621
Sub-transfer agent fees	4,057	103	105	26,632	178	31,075

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the SOP and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2016	J.P. MORGAN FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$124,299	$(124,299)

The reclassifications for the Fund relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

Prior to July 29, 2016, the investment advisory fee for the Fund was 0.10%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. For the year ended August 31, 2016, the effective rate was 0.10% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2016, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$172	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the SOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the SOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the SOP.

34	J.P. MORGAN FUNDS	AUGUST 31, 2016

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (effective January 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
1.00%	1.50%	1.30%	0.65%	0.75%

Prior to July 29, 2016, the contractual expense limitation for the Fund was 0.61%, 1.11%, 0.86%, 0.26% and 0.36% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

The contractual expense limitation percentages in the table above are in place until at least January 31, 2019.

For the year ended August 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$78,799	$52,624	$48,390	$179,813	$197,792

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective December 29, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to December 29, 2015, a portion of the waiver was voluntary.

The amount of the waivers resulting from investments in these money market funds for the year ended August 31, 2016 was $3,118.

The Underlying Funds may impose separate shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Fund’s Distributor may waive shareholder servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. This waiver may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the SOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended August 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$54,699,668	$47,002,373	$13,620,018	$1,303,089

AUGUST 31, 2016	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2016 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$72,059,532	$902,102	$2,432,236	$(1,530,134)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,154,356	$—	$1,154,356

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2015 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,068,897	$—	$1,068,897

*	Short-term gains are treated as ordinary income for income tax purposes.

As of August 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$201,342	$(2,190,562)	$(1,530,877)

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of August 31, 2016, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,190,562	$—

During the year ended August 31, 2016, the Fund utilized capital loss carryforwards as follows:

Capital Loss Carryforwards Utilized
Short-Term	Long-Term
$750,335	$815,428

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2016, the Fund deferred to September 1, 2016 the following specified ordinary losses of:

Specified Ordinary Losses
$5,472

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current

36	J.P. MORGAN FUNDS	AUGUST 31, 2016

bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended August 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2016, the Fund had one individual shareholder account and two omnibus accounts which collectively represented 59.4% of the Fund’s net assets.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market. The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

AUGUST 31, 2016	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

8. Subsequent Event

On September 30, 2016, the Fund invested in the Diversified Real Return Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, which was incorporated on August 8, 2016 and became a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus.

38	J.P. MORGAN FUNDS	AUGUST 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Real Return Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2016

AUGUST 31, 2016	J.P. MORGAN FUNDS	39

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	151	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

40	J.P. MORGAN FUNDS	AUGUST 31, 2016

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2016	J.P. MORGAN FUNDS	41

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

42	J.P. MORGAN FUNDS	AUGUST 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in each Class (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2016 and continued to hold your shares at the end of the reporting period, August 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Real Return Fund
Class A
Actual	$1,000.00	$1,087.10	$3.51	0.67%
Hypothetical	1,000.00	1,021.77	3.40	0.67
Class C
Actual	1,000.00	1,084.00	6.13	1.17
Hypothetical	1,000.00	1,019.25	5.94	1.17
Class R2
Actual	1,000.00	1,085.80	4.88	0.93
Hypothetical	1,000.00	1,020.46	4.72	0.93
Class R5
Actual	1,000.00	1,089.40	1.84	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35
Select Class
Actual	1,000.00	1,088.20	2.20	0.42
Hypothetical	1,000.00	1,023.03	2.14	0.42

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

AUGUST 31, 2016	J.P. MORGAN FUNDS	43

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on June 21, 2016, for the purpose of considering and voting upon the approval of a new investment advisory agreement for the Fund. The special meeting was adjourned because the proposal did not receive enough shareholder votes to pass.

The results of the voting were as follows:

Votes Received
For	16,479,234
Against	183,525
Abstain	73,376

The new investment advisory agreement was approved by shareholders of the Fund when the special meeting reconvened on July 28, 2016.

The results of the voting were as follows:

Votes Received
For	26,053,149
Against	190,143
Abstain	156,925

44	J.P. MORGAN FUNDS	AUGUST 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board has established various standing committees composed of Trustees with diverse backgrounds, to which the Board has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of amendments to and new advisory agreements for the J.P. Morgan Funds. At their February 2016 in-person meeting, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement subject to approval by the Fund’s shareholders.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser and with counsel to the Trust and independent legal counsel and referred to a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed agreement in an executive session with counsel to the Trust and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable and that the approval of the New Advisory Agreement (subject to further approval by the Fund’s shareholders) was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the new strategy proposed for the Fund (the “New Strategy”) and the experience of the portfolio management teams responsible for investing investment sleeves under the New Strategy including experience gained from managing Underlying JPMorgan Funds used by the Fund under its previous investment strategy (the “Previous Strategy”). The Trustees also considered the additional responsibilities of the Adviser under the New Strategy including the amount of time, oversight, and attention that will be required by the Adviser’s investment professionals, including portfolio managers, research analysts, risk management and compliance under the New Strategy as compared to the Fund’s fund of funds structure under the Previous Strategy.

The Trustees also considered the infrastructure supporting the portfolio management team as well as information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and JPMIM (formerly JPMorgan Funds Management, Inc.) will earn fees from the Fund for providing shareholder and administrative and services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial

AUGUST 31, 2016	J.P. MORGAN FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services. The Trustees also considered that any fall-out benefits would be comparable to those related to the other actively managed funds in the complex and were consistent with the process of approving advisory agreements for new funds.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

While information concerning the profitability to the Adviser and its affiliates with respect to the New Strategy was not available as the New Strategy has not been implemented, the Trustees received and considered information regarding the profitability to the Adviser in providing services to the Fund and Underlying JPMorgan Funds in considering the renewal of the previous investment advisory agreement (the “Previous Agreement”). The Trustees considered this information in the context of approving the New Advisory Agreement given the involvement of the portfolio management teams that manage the Underlying JPMorgan Funds in making direct investments under the New Strategy and in managing Underlying JPMorgan Funds in which the Fund may still invest. The Trustees recognized that this data was not audited and represented the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund and Underlying JPMorgan Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it was difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on the review performed in consideration of the renewal of the Previous Agreement, the Trustees concluded that the projected profitability to the Adviser under the New Advisory Agreement would not be unreasonable in light of the anticipated services and benefits provided to the Fund and Underlying JPMorgan Funds.

Economies of Scale

The Trustees considered the extent to which the Fund will benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMIM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Fund will benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Fund will generally benefit from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints to the New Advisory Agreement and the Trustees concluded that with the adoption of a contractual cap on total expenses, shareholders will benefit from expected economies of scale that would be expected to result from growth of assets before that growth occurred.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected fee waiver and/or expense reimbursement arrangements proposed for the Fund including the increase in the expense caps and considered the net advisory fee rate after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The new investment advisory agreement was approved effective July 29, 2016 by shareholders of the Fund at a special meeting held on July 28, 2016.

46	J.P. MORGAN FUNDS	AUGUST 31, 2016

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 15.60% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2016.

Qualified Dividend Income (QDI)

The Fund had $243,307, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2016.

AUGUST 31, 2016	J.P. MORGAN FUNDS	47

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. August 2016.	AN-DRR-816

Annual Report

J.P. Morgan Income Funds

August 31, 2016

JPMorgan Global Bond Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 22, 2016 (Unaudited)

Dear Shareholder,

While the strength of the U.S. economy persuaded the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, the past twelve months were generally marked by slow global economic growth and continued stimulus from central banks around the world.

“A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs.”

During the year ended August 31, 2016, global financial markets rebounded from three distinct and sharp sell-offs, sparked by concern about China’s economy and Britain’s June 23rd vote to exit the European Union. By August 2016, investors’ appetite for risk had returned, driving up prices for both stocks and bonds and pushing market volatility to record lows.

Meanwhile, U.S. gross domestic product remained low but positive through the first and second quarters of 2016. Unemployment fell to 4.9% in August 2016 from 5.1% in September 2015. By the end of August 2016, sales of new homes in the U.S. returned to levels last seen before the 2008 financial crisis.

Overseas, the European Central Bank (ECB) surprised financial markets in early March with a further cut in interest rates and an expansion of its own quantitative easing program, along with other specific stimulus policies. In July, the ECB maintained its key interest rate at zero. Partly in response to the Brexit vote, Britain’s central bank cut interest rates in August to their lowest level in the bank’s 322-year history and reintroduced a quantitative easing program and began buying corporate bonds. After introducing negative interest rates in early 2016 to combat sputtering growth, the Bank of Japan changed direction in early September 2016 and unveiled a “yield curve control” to improve commercial bank earnings and investment returns for pension funds and insurers.

The ultimate effect of these central bank actions was to produce negative yields on government bonds in Europe and Japan, which led to a bond market rally in the U.S. as investors sought returns in U.S. Treasury bonds. Bond yields generally move in the opposite direction of bond prices and the bond market rally pushed Treasury bond yields to record lows in July.

In this environment, the financial market’s implied probability of an interest rate increase at the Fed’s September meeting rose to 36% at the end of August. However, the U.S. central bank declined to raise rates, citing below-target inflation data and concerns about continued job growth.

While Fed Chairwoman Janet Yellen indicated there is a greater likelihood of an interest rate increase in December 2016, both the International Monetary Fund and the World Bank have issued warnings about slowing economic growth in the U.S. and the rest of the world.

During the twelve months ended August 2016, U.S. investors generally enjoyed solid returns in both bond and stock markets. A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs. We believe this outcome clearly illustrates the wisdom of an investment perspective that is diversified, persistent and is guided by a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.76%
Barclays Multiverse Index	8.96%

Net Assets as of 8/31/2016 (In Thousands)	$1,400,672
Duration as of 8/31/2016	5.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

U.S. financial markets rebounded from three distinct downturns to deliver positive returns for the twelve month reporting period. Following a global sell-off in equities at the end of August 2015, bond and equity markets in the U.S. had fully recovered by the end of October 2015. January 2016 marked the worst start to any year on record for U.S. equity prices. But by April 2016, leading market indexes were once again in positive territory. Global equity and bond markets plummeted again at the end of June, when British voters approved the U.K.’s exit from the European Union.

Within days of the so-called Brexit sell-off, global markets had generally recovered and investors continued to buy both U.S. equities and bonds. Central bank policies drove down government bond yields, which generally move inversely to bond prices, into negative territory in Japan and Europe. Overseas buying of U.S. debt helped push yields on 10-year Treasury bonds to a record low of 1.32% in July. The relative health of the U.S. economy also bolstered prices for corporate bonds, particularly for high yield bonds (also known as “junk bonds”), which generally outperformed investment grade bonds during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2016, the Fund underperformed the Barclays Multiverse Index (the “Index”). Relative to the Index, the Fund had a greater exposure to the U.S. dollar and less exposure to foreign currencies, which detracted from performance relative to the Index.

The Fund’s allocation to high yield bonds (also known as “junk bonds”) and investment grade bonds was a leading contributor to absolute performance. The Fund’s allocation to emerging market debt also contributed to absolute performance.

In terms of absolute performance, the Fund’s allocation to high yield bonds and emerging markets debt were leading contributors. The Fund’s overall exposure to foreign currency and its allocation to securitized debt were the smallest contributors to absolute performance. There were no detractors from absolute performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s managers slightly increased their allocation to investment grade corporate bonds. The Fund’s exposure to emerging markets also increased as the Fund’s managers sought opportunities in the new-issue market. The managers also increased the Fund’s allocation to sovereign government debt, while they reduced the Fund’s exposure to the securitized debt sector.

The Fund’s duration increased over the period. In particular, U.S. Treasury bond duration was added later in the period as market risks increased. Duration measures the price sensitivity of a portfolio of debt securities to changes in interest rates. Bonds with longer maturities will generally experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter maturities. The Fund’s duration rose to 5.13 years at August 31, 2016, from 4.20 years at August 31, 2015.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PORTFOLIO COMPOSITION***
Corporate Bonds	55.7%
Foreign Government Securities	20.0
Commercial Mortgage-Backed Securities	8.3
Asset-Backed Securities	4.3
Loan Assignments	3.5
Preferred Securities	3.4
Collateralized Mortgage Obligations	2.9
Convertible Bonds	1.4
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	0.5

PORTFOLIO COMPOSITION BY COUNTRY***
United States	47.8%
United Kingdom	9.7
Luxembourg	5.9
Netherlands	4.5
Canada	3.9
France	3.1
New Zealand	2.9
Mexico	2.6
Germany	2.0
Ireland	1.6
Spain	1.5
Portugal	1.2
Cayman Islands	1.1
Malaysia	1.0
Others (each less than 1.0%)	10.7
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2016. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	September 4, 2012
With Sales Charge *		3.47%	3.30%	4.04%
Without Sales Charge		7.51	4.63	5.04
CLASS C SHARES	September 4, 2012
With CDSC **		6.03	4.23	4.63
Without CDSC		7.03	4.23	4.63
CLASS R6 SHARES	September 4, 2012	8.01	5.06	5.48
SELECT CLASS SHARES	September 4, 2012	7.76	4.88	5.31

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Global Bond Opportunities Fund, the Barclays Multiverse Index and the Lipper Global Income Funds Index from September 4, 2012 to August 31, 2016. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Multiverse Index provides a broad-based measure of the international fixed income bond market. The Barclays Multiverse Index represents the union of the

Barclays Global Aggregate Index and the Barclays Global High Yield Index. The Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Asset-Backed Securities — 4.2%
		Cayman Islands — 0.3%
	525	Benefit Street Partners CLO Ltd., Series 2014-IVA, Class A1A, VAR, 2.186%, 07/20/26 (e)	525
	122	Carlyle Global Market Strategies Commodities Funding Ltd., Series 2014-1A, Class A, VAR, 2.528%, 10/15/21 (e)	100
	1,000	Flatiron CLO Ltd., Series 2013-1A, Class A1, VAR, 2.079%, 01/17/26 (e)	999
	250	LCM LP, Series 16A, Class A, VAR, 2.180%, 07/15/26 (e)	250
	250	OZLM Funding IV Ltd., Series 2013-4A, Class A1, VAR, 1.852%, 07/22/25 (e)	249
	126	Rockwall CDO II Ltd., Series 2007-1A, Class A1LA, VAR, 1.007%, 08/01/24 (e)	125
	420	Sound Point CLO IV Ltd., Series 2013-3A, Class A, VAR, 2.067%, 01/21/26 (e)	418
	336	Symphony CLO Ltd., Series 2014-14A, Class A2, VAR, 2.153%, 07/14/26 (e)	336
	250	THL Credit Wind River CLO Ltd., Series 2014-1A, Class A, VAR, 2.199%, 04/18/26 (e)	250
	420	Venture CDO Ltd., Series 2014-17A, Class A, VAR, 2.160%, 07/15/26 (e)	418

			3,670

		Ireland — 0.1%
	785	Trafigura Securitisation Finance plc, Series 2014-1A, Class B, VAR, 2.758%, 10/15/21 (e)	770

		Italy — 0.0% (g)
EUR	21	Italfinance Securitisation Vehicle Srl, Series 2005-1, Class A, Reg. S, VAR, 0.000%, 03/14/23	24

		United States — 3.8%
	117	ABFC Trust, Series 2004-OPT2, Class M2, VAR, 2.024%, 07/25/33	112
	110	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, VAR, 2.099%, 04/25/34	104
	116	Argent Securities, Inc., Series 2003-W7, Class M2, VAR, 3.113%, 03/25/34	114
	120	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-W3, Class A3, VAR, 1.308%, 02/25/34	109
	42	Bear Stearns Asset Backed Securities Trust, Series 2002-1, Class 1A5, SUB, 6.890%, 12/25/34	43
	3,400	CAM Mortgage LLC, Series 2015-1, Class M, VAR, 4.750%, 07/15/64 (e)	3,336

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
400	Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.210%, 03/15/21 (e)	399
	Countrywide Asset-Backed Certificates,
86	Series 2002-4, Class M1, VAR, 1.649%, 12/25/32	79
174	Series 2004-2, Class M1, VAR, 1.274%, 05/25/34	165
105	Series 2004-BC1, Class M3, VAR, 2.624%, 10/25/33	88
3,860	Series 2004-ECC2, Class M2, VAR, 1.499%, 12/25/34	3,700
2,210	Series 2005-AB3, Class 1A1, VAR, 0.774%, 02/25/36	1,936
236	Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB5, Class AV3, VAR, 0.878%, 08/25/35	230
	Exeter Automobile Receivables Trust,
100	Series 2013-2A, Class C, 4.350%, 01/15/19 (e)	101
444	Series 2014-3A, Class B, 2.770%, 11/15/19 (e)	447
148	First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A1, VAR, 1.244%, 08/25/34	141
860	FirstKey Lending Trust, Series 2015-SFR1, Class D, VAR, 4.367%, 03/09/47 (e)	822
198	Flagship Credit Auto Trust, Series 2014-2, Class C, 3.950%, 12/15/20 (e)	199
71	Fremont Home Loan Trust, Series 2004-2, Class M2, VAR, 1.454%, 07/25/34	68
250	Gallatin CLO VI LLC, Series 2013-2A, Class A1, VAR, 2.130%, 01/15/25 (e)	249
290	GLC II Trust, Series 2014-A, Class A, 4.000%, 12/18/20 (e)	287
340	GMAT Trust, Series 2013-1A, Class M, VAR, 5.000%, 11/25/43 (e)	323
39	Home Equity Asset Trust, Series 2004-6, Class M2, VAR, 1.424%, 12/25/34	34
1,806	LV Tower 52 Issuer LLC, Series 2013-1, Class M, 7.500%, 07/15/19 (e)	1,700
115	Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class M1, VAR, 1.499%, 07/25/34	100
157	Mid-State Capital Corp. Trust, Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	166
103	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class M1, VAR, 1.379%, 01/25/34	99

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
	United States — continued
80	New Century Home Equity Loan Trust, Series 2003-4, Class M2, VAR, 3.254%, 10/25/33	77
2,177	NRPL Trust, Series 2015-2A, Class A1, SUB, 3.750%, 10/25/57 (e)	2,129
	OneMain Financial Issuance Trust,
300	Series 2014-1A, Class B, 3.240%, 06/18/24 (e)	301
182	Series 2014-2A, Class C, 4.330%, 09/18/24 (e)	179
151	Series 2014-2A, Class D, 5.310%, 09/18/24 (e)	149
1,266	Series 2015-1A, Class A, 3.190%, 03/18/26 (e)	1,280
608	Series 2015-1A, Class C, 5.120%, 03/18/26 (e)	606
113	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-2, Class M1, VAR, 1.499%, 04/25/33	103
206	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.364%, 02/25/33	193
340	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M3, VAR, 1.364%, 01/25/36	334
246	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1, VAR, 1.424%, 10/25/34	244
2,731	Pretium Mortgage Credit Partners I, Series 2016-NPL1, Class A1, SUB, 4.375%, 02/27/31 (e)	2,758
	Pretium Mortgage Credit Partners I LLC,
1,314	Series 2015-NPL2, Class A1, SUB, 3.750%, 07/27/30 (e)	1,315
3,596	Series 2015-NPL3, Class A1, SUB, 4.125%, 10/27/30 (e)	3,613
2,338	Series 2015-NPL4, Class A1, SUB, 4.375%, 11/27/30 (e)	2,357
1,400	Progress Residential Trust, Series 2015-SFR2, Class D, 3.684%, 06/12/32 (e)	1,406
	RASC Trust,
2,626	Series 2005-EMX1, Class M1, VAR, 1.169%, 03/25/35	2,473
95	Series 2005-KS2, Class M1, VAR, 1.169%, 03/25/35	87
	Renaissance Home Equity Loan Trust,
1,149	Series 2004-1, Class M1, VAR, 1.104%, 05/25/34	1,058

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
948	Series 2005-1, Class AF6, SUB, 4.970%, 05/25/35	969
910	Series 2005-2, Class M1, SUB, 5.051%, 08/25/35	728
244	Saxon Asset Securities Trust, Series 2004-3, Class M1, VAR, 1.424%, 12/26/34	223
20	Selene Non-Performing Loans LLC, Series 2014-1A, Class A, SUB, 2.981%, 05/25/54 (e)	20
800	SpringCastle America Funding LLC, Series 2014-AA, Class C, 5.590%, 10/25/33 (e)	802
206	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, VAR, 1.524%, 10/25/33	201
398	Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, SUB, 3.721%, 11/16/44 (e)	396
205	Truman Capital Mortgage Loan Trust, Series 2014-NPL3, Class A2, SUB, 4.000%, 04/25/53 (e)	203
1,192	Vericrest Opportunity Loan Trust, Series 2015-NPL3, Class A1, SUB, 3.375%, 10/25/58 (e)	1,189
475	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.875%, 04/25/55 (e)	476
2,021	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	2,020
736	VOLT XXVI LLC, Series 2014-NPL6, Class A2, SUB, 4.250%, 09/25/43 (e)	712
1,826	VOLT XXVII LLC, Series 2014-NPL7, Class A2, SUB, 4.750%, 08/27/57 (e)	1,779
4,901	VOLT XXXVII LLC, Series 2015-NP11, Class A1, SUB, 3.625%, 07/25/45 (e)	4,897
3,336	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.875%, 09/25/45 (e)	3,351
186	Westlake Automobile Receivables Trust, Series 2014-2A, Class D, 2.860%, 07/15/21 (e)	185

		53,964

	Total Asset-Backed Securities (Cost $58,470)	58,428

Collateralized Mortgage Obligations — 2.8%
	Agency CMO — 1.2%
	United States — 1.2%
	Federal Home Loan Mortgage Corp. REMIC
243	Series 3110, Class SL, IF, IO, 5.642%, 02/15/26	24
1,168	Series 3160, Class SA, IF, IO, 6.642%, 05/15/36	186

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
902	Series 3459, Class JS, IF, IO, 5.742%, 06/15/38	136
330	Series 3716, Class PI, IO, 4.500%, 04/15/38	27
152	Series 3736, Class QB, 4.000%, 05/15/37	154
1,331	Series 3775, Class LI, IO, 3.500%, 12/15/20	66
1,115	Series 3907, Class AI, IO, 5.000%, 05/15/40	154
3,877	Series 3907, Class SW, IF, IO, 6.142%, 07/15/26	596
1,516	Series 3914, Class LS, IF, IO, 6.292%, 08/15/26	223
4,350	Series 3926, Class MS, IF, IO, 6.242%, 11/15/25	385
1,935	Series 3958, Class MS, IF, IO, 6.192%, 08/15/26	249
3,150	Series 3998, Class KS, IF, IO, 6.192%, 02/15/27	484
639	Series 4018, Class HI, IO, 4.500%, 03/15/41	94
877	Series 4030, Class IL, IO, 3.500%, 04/15/27	88
3,414	Series 4043, Class PI, IO, 2.500%, 05/15/27	276
294	Series 4056, Class BI, IO, 3.000%, 05/15/27	27
2,067	Series 4057, Class UI, IO, 3.000%, 05/15/27	195
5,366	Series 4059, Class SA, IF, IO, 5.492%, 06/15/42	1,098
642	Series 4073, Class IQ, IO, 4.000%, 07/15/42	113
2,598	Series 4097, Class CI, IO, 3.000%, 08/15/27	244
756	Series 4119, Class LI, IO, 3.500%, 06/15/39	71
1,520	Series 4120, Class UI, IO, 3.000%, 10/15/27	152
325	Series 4136, Class IN, IO, 3.000%, 11/15/27	34
308	Series 4146, Class AI, IO, 3.000%, 12/15/27	29
1,505	Series 4173, Class I, IO, 4.000%, 03/15/43	267
968	Series 4215, Class LI, IO, 3.500%, 07/15/41	114
2,083	Series 4280, Class KI, IO, 3.500%, 09/15/31	158
877	Series 4304, Class DI, IO, 2.500%, 01/15/27	72
2,584	Series 4311, Class QI, IO, 3.000%, 10/15/28	227

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,561	Series 4313, Class UI, IO, 3.000%, 03/15/29	293
525	Series 4323, Class IW, IO, 3.500%, 04/15/28	51
1,281	Series 4324, Class AI, IO, 3.000%, 11/15/28	107
3,432	Series 4351, Class GI, IO, 5.000%, 11/15/19	97
2,245	Series 4372, Class SY, IF, IO, 5.592%, 08/15/44	291
5,626	Series 4505, Class SA, IF, IO, 5.642%, 08/15/45	1,366
555	Federal Home Loan Mortgage Corp. STRIPS, Series 305, Class IO, IO, 3.500%, 03/15/28	64
	Federal National Mortgage Association REMIC
1,040	Series 2009-101, Class SI, IF, IO, 5.226%, 12/25/39	121
335	Series 2010-102, Class IP, IO, 5.000%, 12/25/39	34
1,269	Series 2011-144, Class SA, IF, IO, 6.126%, 11/25/25	134
3,599	Series 2012-9, Class SM, IF, IO, 6.176%, 12/25/26	477
291	Series 2012-25, Class AI, IO, 3.500%, 03/25/27	29
1,820	Series 2012-64, Class ES, IF, IO, 5.476%, 06/25/42	371
1,362	Series 2012-93, Class SG, IF, IO, 5.576%, 09/25/42	240
448	Series 2012-107, Class IG, IO, 3.500%, 10/25/27	49
379	Series 2012-118, Class DI, IO, 3.500%, 01/25/40	34
1,405	Series 2012-120, Class DI, IO, 3.000%, 03/25/31	127
305	Series 2012-128, Class KI, IO, 3.000%, 11/25/27	28
315	Series 2012-144, Class EI, IO, 3.000%, 01/25/28	34
512	Series 2012-144, Class SK, IF, IO, 5.576%, 01/25/43	133
3,400	Series 2012-145, Class EI, IO, 3.000%, 01/25/28	310
400	Series 2012-148, Class JI, IO, 3.500%, 12/25/39	43
350	Series 2012-150, Class BI, IO, 3.000%, 01/25/28	33

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Collateralized Mortgage Obligations — continued
		United States — continued
	8,509	Series 2013-4, Class ST, IF, IO, 5.626%, 02/25/43	1,593
	389	Series 2013-5, Class BI, IO, 3.500%, 03/25/40	45
	282	Series 2013-9, Class IO, IO, 3.000%, 02/25/28	30
	346	Series 2013-9, Class YI, IO, 3.500%, 02/25/28	39
	4,820	Series 2013-15, Class IO, IO, 2.500%, 03/25/28	400
	420	Series 2013-15, Class QI, IO, 3.000%, 03/25/28	40
	1,614	Series 2013-18, Class AI, IO, 3.000%, 03/25/28	149
	1,192	Series 2013-18, Class NS, IF, IO, 5.576%, 03/25/43	231
	346	Series 2013-26, Class IJ, IO, 3.000%, 04/25/28	37
	1,721	Series 2013-31, Class DI, IO, 3.000%, 04/25/28	188
	326	Series 2013-31, Class YI, IO, 3.500%, 04/25/28	34
	1,854	Series 2013-64, Class LI, IO, 3.000%, 06/25/33	244
	3,422	Series 2014-35, Class KI, IO, 3.000%, 06/25/29	420
	2,205	Series 2014-44, Class QI, IO, 3.000%, 08/25/29	204
	5,683	Series 2015-48, Class ST, IF, IO, 5.096%, 07/25/45	1,264
		Federal National Mortgage Association STRIPS
	3,227	Series 401, Class C6, IO, 4.500%, 10/25/29	263
	973	Series 409, Class 23, IO, VAR, 3.500%, 04/25/27	97
	11,369	Series 410, Class C12, IO, 5.500%, 07/25/24	841
		Government National Mortgage Association
	1,811	Series 2002-24, Class AG, IF, IO, 7.443%, 04/16/32	385
	1,493	Series 2003-69, Class SB, IF, IO, 6.093%, 08/16/33	339
	1,202	Series 2011-13, Class S, IF, IO, 5.443%, 01/16/41	222

			17,474

		Non-Agency CMO — 1.6%
		Italy — 0.0% (g)
EUR	120	Intesa Sec S.p.A., Series 3, Class B, Reg. S, VAR, 0.000%, 10/30/33	130

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Spain — 0.0% (g)
EUR	60	TDA 13-Mixto Fondo de Titulizacion de Activos, Series 13, Class A2, VAR, 0.013%, 09/30/32	67

		United States — 1.6%
		Alternative Loan Trust
	125	Series 2005-6CB, Class 1A6, 5.500%, 04/25/35	120
	2,166	Series 2005-21CB, Class A17, 6.000%, 06/25/35	2,158
	168	Chase Mortgage Finance Trust, Series 2007-A1, Class 2A3, VAR, 3.097%, 02/25/37	168
	1,747	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, VAR, 0.774%, 08/19/45	1,485
	44	First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 1A6, 5.500%, 10/25/35	43
	182	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, VAR, 7.500%, 10/25/36 (e)	148
	270	HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, VAR, 0.704%, 08/19/37	230
	626	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 5A1, VAR, 2.948%, 02/25/35	619
		Wells Fargo Mortgage-Backed Securities Trust
	1,714	Series 2004-BB, Class A5, VAR, 2.855%, 01/25/35	1,719
	3,574	Series 2004-M, Class A1, VAR, 3.003%, 08/25/34	3,648
	6,893	Series 2004-N, Class A6, VAR, 3.010%, 08/25/34	6,877
	770	Series 2005-AR16, Class 3A1, VAR, 2.969%, 03/25/35	767
	2,423	Series 2005-AR2, Class 2A1, VAR, 2.873%, 03/25/35	2,404
	556	Series 2005-AR2, Class 2A2, VAR, 2.873%, 03/25/35	561
	519	Series 2005-AR4, Class 2A2, VAR, 2.988%, 04/25/35	518
	86	Series 2007-2, Class 3A5, 5.250%, 03/25/37	87

			21,552

			21,749

		Total Collateralized Mortgage Obligations (Cost $39,688)	39,223

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — 8.1%
	Cayman Islands — 0.0% (g)
112	ACRE Commercial Mortgage Trust, Series 2014-FL2, Class D, VAR, 3.907%, 08/15/31 (e)	109

	United States — 8.1%
250	A10 Securitization LLC, 5.940%, 01/09/20	250
	Banc of America Commercial Mortgage Trust,
200	Series 2006-2, Class B, VAR, 5.896%, 05/10/45	200
2,400	Series 2007-3, Class B, VAR, 5.723%, 06/10/49	2,378
	Bear Stearns Commercial Mortgage Securities Trust,
4,060	Series 2006-PW13, Class B, VAR, 5.660%, 09/11/41 (e)	3,949
1,350	Series 2006-PW14, Class AJ, 5.273%, 12/11/38	1,341
6,820	Series 2007-PW16, Class AJ, VAR, 5.910%, 06/11/40	6,613
2,595	Series 2007-PW17, Class AJ, VAR, 6.083%, 06/11/50	2,605
1,720	CD Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, VAR, 5.366%, 12/11/49	1,739
1,404	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2, Class A, VAR, 2.362%, 11/15/31 (e)	1,404
	Citigroup Commercial Mortgage Trust,
2,475	Series 2014-GC23, Class D, VAR, 4.657%, 07/10/47 (e)	2,094
4,125	Series 2015-P1, Class D, 3.225%, 09/15/48 (e)	3,287
	COMM Mortgage Trust,
525	Series 2006-C8, Class AJ, 5.377%, 12/10/46	509
1,840	Series 2014-CR15, Class D, VAR, 4.915%, 02/10/47 (e)	1,701
2,200	Series 2015-CR23, Class CMC, VAR, 3.807%, 05/10/48 (e)	2,250
3,620	Series 2015-CR24, Class A5, 3.696%, 08/10/48	3,981
2,880	Series 2015-PC1, Class A5, 3.902%, 07/10/50	3,188
100	Commercial Mortgage Trust, Series 2004-GG1, Class H, VAR, 6.571%, 06/10/36 (e)	94
729	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class AM, VAR, 5.290%, 11/10/45	728

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	JP Morgan Chase Commercial Mortgage Securities Trust,
120	Series 2005-LDP2, Class D, VAR, 4.941%, 07/15/42	120
160	Series 2005-LDP5, Class D, VAR, 5.736%, 12/15/44	159
1,395	Series 2006-LDP8, Class C, VAR, 5.549%, 05/15/45	1,352
3,895	Series 2007-LD11, Class AM, VAR, 5.927%, 06/15/49	3,912
5,035	Series 2007-LDPX, Class AM, VAR, 5.464%, 01/15/49	4,892
2,870	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, VAR, 6.114%, 07/15/44	2,825
	LB-UBS Commercial Mortgage Trust,
4,340	Series 2006-C6, Class AJ, VAR, 5.452%, 09/15/39	4,036
5,205	Series 2007-C1, Class AJ, 5.484%, 02/15/40	5,220
1,610	Series 2007-C1, Class B, 5.514%, 02/15/40	1,607
5,605	Series 2007-C1, Class C, VAR, 5.533%, 02/15/40	5,546
5,030	Series 2007-C6, Class AJ, VAR, 6.322%, 07/15/40	5,021
4,790	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AJ, 5.239%, 12/12/49	4,799
1,960	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class D, VAR, 4.422%, 02/15/46 (e)	1,865
	Morgan Stanley Capital I Trust,
2,142	Series 2005-HQ7, Class D, VAR, 5.360%, 11/14/42	2,135
255	Series 2006-HQ8, Class D, VAR, 5.572%, 03/12/44	205
2,630	Series 2006-HQ9, Class D, VAR, 5.862%, 07/12/44	2,624
2,880	Series 2006-HQ10, Class AJ, VAR, 5.389%, 11/12/41	2,863
5,005	Series 2007-HQ11, Class AJ, VAR, 5.508%, 02/12/44	4,940
	Wachovia Bank Commercial Mortgage Trust,
100	Series 2005-C21, Class F, VAR, 5.464%, 10/15/44 (e)	98
7,945	Series 2006-C29, Class AJ, VAR, 5.368%, 11/15/48	7,911
2,935	Series 2007-C31, Class AJ, VAR, 5.660%, 04/15/47	2,938
2,530	Series 2007-C33, Class AJ, VAR, 6.156%, 02/15/51	2,533

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
2,600	Series 2007-C33, Class B, VAR, 6.156%, 02/15/51	2,495
2,600	Series 2007-C33, Class C, VAR, 6.156%, 02/15/51	2,376
250	Series 2007-C34, Class AJ, VAR, 6.139%, 05/15/46	251
	Wells Fargo Commercial Mortgage Trust,
1,250	Series 2015-NXS2, Class A5, VAR, 3.767%, 07/15/58	1,378
1,276	Series 2016-BNK1, Class D, 3.000%, 08/15/49 (e)	1,020

		113,432

	Total Commercial Mortgage-Backed Securities (Cost $115,348)	113,541

SHARES
Common Stock — 0.0% (g)
	United States — 0.0% (g)
3	NII Holdings, Inc. (a) (Cost $44)	9

PRINCIPAL AMOUNT
Convertible Bonds — 1.4%
	Netherlands — 0.1%
1,565	NXP Semiconductors N.V., 1.000%, 12/01/19	1,777

	United States — 1.3%
1,340	Cypress Semiconductor Corp., 4.500%, 01/15/22 (e)	1,492
1,990	Envestnet, Inc., 1.750%, 12/15/19	1,958
2,225	Finisar Corp., 0.500%, 12/15/33	2,265
2,045	General Cable Corp., SUB, 4.500%, 11/15/29	1,447
815	Griffon Corp., 4.000%, 01/15/17 (e)	996
1,555	HealthSouth Corp., 2.000%, 12/01/43	1,832
2,585	Live Nation Entertainment, Inc., 2.500%, 05/15/19	2,756
1,085	Newpark Resources, Inc., 4.000%, 10/01/17	1,062
550	ON Semiconductor Corp., 1.000%, 12/01/20	535
1,380	Shutterfly, Inc., 0.250%, 05/15/18	1,407
1,855	Web.com Group, Inc., 1.000%, 08/15/18	1,745

		17,495

	Total Convertible Bonds (Cost $18,981)	19,272

Corporate Bonds — 54.4%
	Argentina — 0.2%
2,630	Petrobras Argentina S.A., 7.375%, 07/21/23 (e)	2,686

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Australia — 0.0% (g)
33	BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, 7.125%, 05/01/18 (e)	34
35	Nufarm Australia Ltd., 6.375%, 10/15/19 (e)	35

		69

	Austria — 0.3%
1,560	Eldorado Intl. Finance GmbH, 8.625%, 06/16/21 (e)	1,371
2,430	Suzano Austria GmbH, 5.750%, 07/14/26 (e)	2,475

		3,846

	Bahamas — 0.0% (g)
565	Ultrapetrol Bahamas Ltd., 8.875%, 06/15/21 (d)	113

	Belgium — 0.2%
EUR 2,250	Ontex Group N.V., Reg. S, 4.750%, 11/15/21	2,682

	Bermuda — 0.0% (g)
310	Aircastle Ltd., 7.625%, 04/15/20	358
30	IHS Markit Ltd., 5.000%, 11/01/22 (e)	32
200	Seadrill Ltd., 6.625%, 09/15/20 (e)	82

		472

	Brazil — 0.2%
2,750	Votorantim Cimentos S.A., Reg. S, 7.250%, 04/05/41	2,812

	Canada — 1.1%
25	1011778 B.C. ULC/New Red Finance, Inc., 6.000%, 04/01/22 (e)	26
188	ATS Automation Tooling Systems, Inc., 6.500%, 06/15/23 (e)	192
	Baytex Energy Corp.,
100	5.125%, 06/01/21 (e)	83
75	5.625%, 06/01/24 (e)	61
	Bombardier, Inc.,
40	4.750%, 04/15/19 (e)	40
139	5.500%, 09/15/18 (e)	143
169	6.125%, 01/15/23 (e)	159
230	Cascades, Inc., 5.500%, 07/15/22 (e)	231
307	Concordia International Corp., 7.000%, 04/15/23 (e)	238
25	Garda World Security Corp., 7.250%, 11/15/21 (e)	23
110	HudBay Minerals, Inc., 9.500%, 10/01/20	110
325	Lundin Mining Corp., 7.875%, 11/01/22 (e)	348
92	Masonite International Corp., 5.625%, 03/15/23 (e)	97

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
194	Mattamy Group Corp., 6.500%, 11/15/20 (e)	192
800	MEG Energy Corp., 6.375%, 01/30/23 (e)	624
405	New Gold, Inc., 6.250%, 11/15/22 (e)	418
171	NOVA Chemicals Corp., 5.000%, 05/01/25 (e)	177
330	Novelis, Inc., 8.750%, 12/15/20	346
227	Open Text Corp., 5.625%, 01/15/23 (e)	234
	Pacific Exploration & Production Corp.,
2,600	5.125%, 03/28/23 (d)	455
1,881	12.000%, 12/22/16	1,909
350	Precision Drilling Corp., 5.250%, 11/15/24	294
995	Quebecor Media, Inc., 5.750%, 01/15/23	1,046
108	Taseko Mines Ltd., 7.750%, 04/15/19	69
	Teck Resources Ltd.,
30	8.000%, 06/01/21 (e)	32
120	8.500%, 06/01/24 (e)	135
357	Transcanada Trust, VAR, 5.625%, 05/20/75	354
	Valeant Pharmaceuticals International, Inc.,
345	5.375%, 03/15/20 (e)	325
209	5.500%, 03/01/23 (e)	182
85	5.625%, 12/01/21 (e)	77
3,193	5.875%, 05/15/23 (e)	2,810
1,451	6.125%, 04/15/25 (e)	1,275
205	6.375%, 10/15/20 (e)	196
100	6.750%, 08/15/21 (e)	95
1,465	7.250%, 07/15/22 (e)	1,384
100	7.500%, 07/15/21 (e)	98
1,300	Videotron Ltd., 5.375%, 06/15/24 (e)	1,367

		15,845

	Cayman Islands — 0.8%
2,800	EMG Sukuk Ltd., Reg. S, 4.564%, 06/18/24	3,013
3,170	MAF Global Securities Ltd., Reg. S, 4.750%, 05/07/24	3,427
275	Shelf Drilling Holdings Ltd., 8.625%, 11/01/18 (e)	221
	Vale Overseas Ltd.,
2,088	5.875%, 06/10/21	2,157
2,700	6.250%, 08/10/26	2,795

		11,613

	Chile — 0.3%
1,980	Empresa Electrica Angamos S.A., 4.875%, 05/25/29 (e)	1,941
1,720	Empresa Electrica Guacolda S.A., 4.560%, 04/30/25 (e)	1,651

		3,592

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Denmark — 0.0% (g)
GBP	195	Danske Bank A/S, VAR, 5.375%, 09/29/21	268

		France — 2.6%
EUR	1,300	Areva S.A., 4.875%, 09/23/24	1,406
EUR	2,750	Crown European Holdings S.A., Reg. S, 4.000%, 07/15/22	3,436
EUR	1,300	Elis S.A., Reg. S, 3.000%, 04/30/22	1,494
EUR	1,800	Engie S.A., Reg. S, 0.500%, 03/13/22	2,056
EUR	2,600	Europcar Groupe S.A., Reg. S, 5.750%, 06/15/22	3,052
EUR	467	Holdikks SAS, Reg. S, 6.750%, 07/15/21	463
EUR	1,950	Holding Medi-Partenaires SAS, Reg. S, 7.000%, 05/15/20	2,287
EUR	1,750	Italcementi Finance S.A., Reg. S, 6.625%, 03/19/20	2,341
EUR	2,710	Labeyrie Fine Foods SAS, Reg. S, 5.625%, 03/15/21	3,163
EUR	750	Peugeot S.A., Reg. S, 2.375%, 04/14/23	887
EUR	900	Rexel S.A., Reg. S, 3.250%, 06/15/22	1,044
		SFR Group S.A.,
	1,700	6.000%, 05/15/22 (e)	1,737
	250	6.250%, 05/15/24 (e)	252
EUR	4,800	Reg. S, 5.375%, 05/15/22	5,619
EUR	2,050	SMCP SAS, Reg. S, 8.875%, 06/15/20	2,390
EUR	1,200	Veolia Environnement S.A., Reg. S, 4.625%, 03/30/27	1,877
EUR	2,000	Verallia Packaging SASU, Reg. S, 5.125%, 08/01/22	2,388

			35,892

		Germany — 1.9%
EUR	1,850	CeramTec Group GmbH, Reg. S, 8.250%, 08/15/21	2,201
EUR	500	Commerzbank AG, 7.750%, 03/16/21	674
EUR	1,350	Deutsche Raststaetten Gruppe IV GmbH, Reg. S, 6.750%, 12/30/20	1,586
EUR	1,400	Douglas GmbH, Reg. S, 6.250%, 07/15/22	1,718
EUR	3,450	HP Pelzer Holding GmbH, Reg. S, 7.500%, 07/15/21	4,131
EUR	250	Kirk Beauty One GmbH, Reg. S, 8.750%, 07/15/23	307
EUR	2,400	Pfleiderer GmbH, Reg. S, 7.875%, 08/01/19	2,788
EUR	1,800	ProGroup AG, Reg. S, 5.125%, 05/01/22	2,156
EUR	1,100	Techem Energy Metering Service GmbH & Co. KG, Reg. S, 7.875%, 10/01/20	1,282
EUR	975	Trionista TopCo GmbH, Reg. S, 6.875%, 04/30/21	1,147

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Germany — continued
		Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
	200	5.500%, 01/15/23 (e)	211
EUR	800	Reg. S, 4.000%, 01/15/25	948
EUR	4,374	Reg. S, 5.125%, 01/21/23	5,187
EUR	2,000	WEPA Hygieneprodukte GmbH, Reg. S, 3.750%, 05/15/24	2,359

			26,695

		Hong Kong — 0.3%
	3,800	Bank of East Asia Ltd. (The), Reg. S, VAR, 4.250%, 11/20/24	3,908

		Ireland — 1.3%
		AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
	1,330	4.625%, 10/30/20	1,410
	365	4.625%, 07/01/22	387
	2,900	Alfa Bank AO Via Alfa Bond Issuance plc, Reg. S, 7.500%, 09/26/19	3,148
		Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.,
	300	6.000%, 06/30/21 (e)	309
EUR	957	6.750%, 05/15/24 (e)	1,156
EUR	1,500	Reg. S, 4.125%, 05/15/23	1,759
EUR	300	Reg. S, 6.750%, 05/15/24	362
EUR	164	Bank of Ireland, Reg. S, 3.250%, 01/15/19	195
EUR	2,500	eircom Finance DAC, Reg. S, 4.500%, 05/31/22	2,851
		Endo Ltd./Endo Finance LLC/Endo Finco, Inc.,
	1,000	6.000%, 07/15/23 (e)	907
	285	6.500%, 02/01/25 (e)	253
	1,976	GE Capital International Funding Co., Unlimited Co., 3.373%, 11/15/25	2,158
EUR	2,900	Smurfit Kappa Acquisitions, Reg. S, 3.250%, 06/01/21	3,532

			18,427

		Italy — 0.8%
EUR	700	Assicurazioni Generali S.p.A., Reg. S, VAR, 7.750%, 12/12/42	937
	EUR 1,050	Enel S.p.A., Reg. S, VAR, 6.500%, 01/10/74	1,284
	EUR 3,000	Finmeccanica S.p.A., 4.500%, 01/19/21	3,826
	EUR 4,000	Telecom Italia S.p.A., Reg. S, 3.250%, 01/16/23	4,848
EUR	540	UniCredit S.p.A., Reg. S, 6.950%, 10/31/22	688

			11,583

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Japan — 0.1%
		SoftBank Group Corp.,
	200	4.500%, 04/15/20 (e)	208
	EUR 750	Reg. S, 4.000%, 07/30/22	931

			1,139

		Kazakhstan — 0.4%
	6,090	Tengizchevroil Finance Co. International Ltd., 4.000%, 08/15/26 (e)	6,044

		Luxembourg — 5.5%
	2,735	Actavis Funding SCS, 3.000%, 03/12/20	2,827
		Altice Financing S.A.,
	700	6.625%, 02/15/23 (e)	729
EUR	3,450	Reg. S, 5.250%, 02/15/23	4,060
		Altice Luxembourg S.A.,
	200	7.625%, 02/15/25 (e)	206
	750	7.750%, 05/15/22 (e)	798
EUR	4,925	Reg. S, 7.250%, 05/15/22	5,804
		ArcelorMittal,
	60	6.500%, 03/01/21	65
	1,350	7.250%, 02/25/22	1,519
	50	10.850%, 06/01/19	59
EUR	2,500	Reg. S, 2.875%, 07/06/20	2,869
EUR	4,070	Auris Luxembourg II S.A., Reg. S, 8.000%, 01/15/23	5,007
	77	Capsugel S.A., 7.000% (cash), 05/15/19 (e) (v)	78
EUR	2,250	Cirsa Funding Luxembourg S.A., Reg. S, 5.750%, 05/15/21	2,660
	600	ConvaTec Healthcare E S.A., 10.500%, 12/15/18 (e)	617
EUR	2,200	Dufry Finance S.C.A., Reg. S, 4.500%, 08/01/23	2,620
	1,750	FAGE International S.A./FAGE USA Dairy Industry, Inc., 5.625%, 08/15/26 (e)	1,809
EUR	2,225	Galapagos Holding S.A., Reg. S, 7.000%, 06/15/22	2,214
EUR	400	Galapagos S.A., Reg. S, 5.375%, 06/15/21	442
		Garfunkelux Holdco 3 S.A.,
EUR	1,650	Reg. S, 7.500%, 08/01/22	1,905
GBP	2,000	Reg. S, 8.500%, 11/01/22	2,705
	2,900	Gazprom OAO Via Gaz Capital S.A., Reg. S, 7.288%, 08/16/37	3,411
EUR	1,400	Geo Debt Finance S.C.A., Reg. S, 7.500%, 08/01/18	1,577
		Gestamp Funding Luxembourg S.A.,
EUR	1,646	Reg. S, 3.500%, 05/15/23 (e)	1,911

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Luxembourg — continued
	2,250	INEOS Group Holdings S.A., 5.875%, 02/15/19 (e)	2,306
		Intelsat Jackson Holdings S.A.,
	667	5.500%, 08/01/23	455
	162	7.250%, 04/01/19	130
	140	7.250%, 10/15/20	109
	1,945	7.500%, 04/01/21	1,464
	267	8.000%, 02/15/24 (e)	268
	160	Intelsat Luxembourg S.A., 7.750%, 06/01/21	47
	63	Mallinckrodt International Finance S.A., 4.750%, 04/15/23	59
		Mallinckrodt International Finance S.A./Mallinckrodt CB LLC,
	175	4.875%, 04/15/20 (e)	179
	145	5.500%, 04/15/25 (e)	143
	184	5.625%, 10/15/23 (e)	184
	381	5.750%, 08/01/22 (e)	385
EUR	1,500	Matterhorn Telecom S.A., Reg. S, 3.875%, 05/01/22	1,673
EUR	1,300	Monitchem HoldCo 2 S.A., Reg. S, 6.875%, 06/15/22	1,276
EUR	800	Picard Bondco S.A., Reg. S, 7.750%, 02/01/20	947
EUR	2,450	Play Finance 1 S.A., Reg. S, 6.500%, 08/01/19	2,829
EUR	1,250	Play Topco S.A., Reg.S, 7.750% (cash), 02/28/20 (v)	1,419
EUR	4,300	SIG Combibloc Holdings S.C.A., Reg. S, 7.750%, 02/15/23	5,083
EUR	1,500	Swissport Investments S.A., Reg. S, 6.750%, 12/15/21	1,749
EUR	2,500	Telenet Finance VI Luxembourg S.C.A., Reg. S, 4.875%, 07/15/27	2,984
EUR	2,175	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., Reg. S, 6.375%, 05/01/22	2,573
		Wind Acquisition Finance S.A.,
	600	7.375%, 04/23/21 (e)	618
EUR	400	Reg. S, 4.000%, 07/15/20	453
EUR	2,750	Reg. S, 7.000%, 04/23/21	3,190

			76,415

		Mexico — 0.4%
	1,850	Alfa S.A.B. de C.V., Reg. S, 6.875%, 03/25/44	2,061
		Cemex S.A.B. de C.V.,
	1,250	5.700%, 01/11/25 (e)	1,286
	200	6.125%, 05/05/25 (e)	210

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Mexico — continued
	1,940	Elementia S.A.B. de C.V., 5.500%, 01/15/25 (e)	2,029

			5,586

		Morocco — 0.3%
	3,600	OCP S.A., 4.500%, 10/22/25 (e)	3,672

		Netherlands — 4.2%
	900	Bluewater Holding B.V., Reg. S, 10.000%, 12/10/19 (e)	396
		EDP Finance B.V.,
	400	5.250%, 01/14/21 (e)	435
EUR	2,000	Reg. S, 2.375%, 03/23/23	2,393
		Fiat Chrysler Automobiles N.V.,
	273	4.500%, 04/15/20	280
	200	5.250%, 04/15/23	206
EUR	4,800	Reg. S, 3.750%, 03/29/24	5,583
EUR	1,825	Grupo Antolin Dutch B.V., Reg. S, 4.750%, 04/01/21	2,120
		Mylan N.V.,
	3,095	3.150%, 06/15/21 (e)	3,164
	487	5.250%, 06/15/46 (e)	535
		NXP B.V./NXP Funding LLC,
	1,000	5.750%, 02/15/21 (e)	1,043
	1,000	5.750%, 03/15/23 (e)	1,064
		Petrobras Global Finance B.V.,
	6,400	5.750%, 01/20/20	6,473
	9,680	8.750%, 05/23/26	10,626
EUR	1,650	PortAventura Entertainment Barcelona B.V., Reg. S, 7.250%, 12/01/20	1,919
EUR	1,912	Repsol International Finance B.V., Reg. S, VAR, 4.500%, 03/25/75	1,978
		Schaeffler Finance B.V.,
	600	4.750%, 05/15/21 (e)	621
EUR	4,300	Reg. S, 3.250%, 05/15/25	5,114
		Sensata Technologies B.V.,
	1,000	4.875%, 10/15/23 (e)	1,032
	129	5.000%, 10/01/25 (e)	134
	600	5.625%, 11/01/24 (e)	636
		Shell International Finance B.V.,
	2,015	3.250%, 05/11/25	2,139
	1,875	4.000%, 05/10/46	1,965
		Teva Pharmaceutical Finance Netherlands III B.V.,
	1,085	2.200%, 07/21/21	1,078
	1,300	3.150%, 10/01/26	1,310

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Netherlands — continued
EUR	2,150	UPC Holding B.V., Reg. S, 6.375%, 09/15/22	2,578
EUR	2,950	Ziggo Bond Finance B.V., Reg. S, 4.625%, 01/15/25	3,332

			58,154

		Norway — 0.2%
EUR	2,825	Lock A.S., Reg. S, 7.000%, 08/15/21	3,325

		Spain — 0.1%
EUR	1,500	Campofrio Food Group S.A., Reg. S, 3.375%, 03/15/22	1,736

		Sweden — 0.5%
EUR	2,950	Verisure Holding AB, Reg. S, 6.000%, 11/01/22	3,603
EUR	1,000	Volvo Car AB, Reg. S, 3.250%, 05/18/21	1,199
EUR	2,197	Volvo Treasury AB, Reg. S, VAR, 4.200%, 06/10/75	2,554

			7,356

		Switzerland — 0.5%
		Credit Suisse AG,
	1,938	6.500%, 08/08/23 (e)	2,121
EUR	1,350	Reg. S, VAR, 5.750%, 09/18/25	1,645
		UBS AG,
	1,404	Reg. S, 5.125%, 05/15/24	1,469
	2,250	Reg. S, VAR, 4.750%, 05/22/23	2,318

			7,553

		United Arab Emirates — 0.3%
	2,910	DP World Ltd., Reg. S, 6.850%, 07/02/37	3,390

		United Kingdom — 5.7%
EUR	575	Adient Global Holdings Ltd., 3.500%, 08/15/24 (e)	668
EUR	1,250	Alliance Automotive Finance plc, Reg. S, 6.250%, 12/01/21	1,492
EUR	2,000	Anglo American Capital plc, Reg. S, 3.250%, 04/03/23	2,204
		Barclays plc,
	2,800	4.375%, 09/11/24	2,835
EUR	600	Reg. S, VAR, 2.625%, 11/11/25	656
GBP	2,800	Boparan Finance plc, Reg. S, 5.250%, 07/15/19	3,673
	915	BP Capital Markets plc, 3.062%, 03/17/22	960
EUR	2,500	British Telecommunications plc, Reg. S, 1.750%, 03/10/26	3,045
EUR	2,100	EC Finance plc, Reg. S, 5.125%, 07/15/21	2,460
GBP	1,400	Galaxy Bidco Ltd., Reg. S, 6.375%, 11/15/20	1,879

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United Kingdom — continued
EUR	3,200	Ineos Finance plc, Reg. S, 4.000%, 05/01/23	3,659
		International Game Technology plc,
	1,475	6.250%, 02/15/22 (e)	1,589
EUR	2,300	Reg. S, 4.750%, 02/15/23	2,818
		Jaguar Land Rover Automotive plc,
	500	4.125%, 12/15/18 (e)	515
	200	4.250%, 11/15/19 (e)	209
GBP	2,750	Reg. S, 5.000%, 02/15/22	3,981
EUR	2,000	Lincoln Finance Ltd., Reg. S, 6.875%, 04/15/21	2,443
	2,560	Lloyds Banking Group plc, 4.650%, 03/24/26	2,657
EUR	2,650	Merlin Entertainments plc, Reg. S, 2.750%, 03/15/22	3,022
GBP	2,300	New Look Secured Issuer plc, Reg. S, 6.500%, 07/01/22	2,915
GBP	710	NGG Finance plc, Reg. S, VAR, 5.625%, 06/18/73	1,058
GBP	2,325	Odeon & UCI Finco plc, Reg. S, 9.000%, 08/01/18	3,168
EUR	450	OTE plc, Reg. S, 3.500%, 07/09/20	516
GBP	2,080	Pizzaexpress Financing 1 plc, Reg. S, 8.625%, 08/01/22	2,607
		Pizzaexpress Financing 2 plc,
GBP	2,500	Reg. S, 6.625%, 08/01/21	3,267
GBP	1,450	R&R Ice Cream plc, Reg. S, 5.500%, 05/15/20	1,957
	1,645	Royal Bank of Scotland Group plc, 6.125%, 12/15/22	1,757
	1,520	Santander UK Group Holdings plc, 4.750%, 09/15/25 (e)	1,528
	585	Sea Trucks Group Ltd., Reg. S, 9.000%, 03/26/18 (e)	178
EUR	2,300	Synlab Unsecured Bondco plc, Reg. S, 8.250%, 07/01/23	2,810
GBP	3,580	Tesco plc, 5.000%, 03/24/23	5,207
	200	Virgin Media Finance plc, 5.750%, 01/15/25 (e)	203
GBP	4,581	Virgin Media Secured Finance plc, Reg. S, 6.000%, 04/15/21	6,307
GBP	1,875	Vue International Bidco plc, Reg. S, 7.875%, 07/15/20	2,573
EUR	2,200	Worldpay Finance plc, Reg. S, 3.750%, 11/15/22	2,671

			79,487

		United States — 26.2%
	1,745	21st Century Fox America, Inc., 3.700%, 10/15/25	1,904

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Acadia Healthcare Co., Inc.,
55	5.625%, 02/15/23	56
100	6.125%, 03/15/21	104
530	ACCO Brands Corp., 6.750%, 04/30/20	562
307	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	144
	ADT Corp. (The),
500	3.500%, 07/15/22	479
552	4.125%, 06/15/23	542
	Advanced Micro Devices, Inc.,
207	6.750%, 03/01/19	208
369	7.000%, 07/01/24	339
11	7.500%, 08/15/22	11
	AECOM,
365	5.750%, 10/15/22	387
125	5.875%, 10/15/24	137
500	AES Corp., 5.500%, 04/15/25	513
1,260	Air Lease Corp., 3.000%, 09/15/23	1,247
1,275	Air Medical Merger Sub Corp., 6.375%, 05/15/23 (e)	1,246
165	AK Steel Corp., 7.500%, 07/15/23	179
130	Alabama Power Co., 4.150%, 08/15/44	145
15	Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	16
	Alcoa, Inc.,
725	5.125%, 10/01/24	765
250	5.400%, 04/15/21	265
209	Aleris International, Inc., 7.875%, 11/01/20	215
156	Alliance Data Systems Corp., 5.375%, 08/01/22 (e)	154
	Ally Financial, Inc.,
1,420	4.125%, 03/30/20	1,466
970	4.625%, 03/30/25	1,006
250	4.750%, 09/10/18	260
365	8.000%, 11/01/31	457
335	Altice U.S. Finance I Corp., 5.500%, 05/15/26 (e)	352
	Altria Group, Inc.,
1,500	4.000%, 01/31/24	1,683
1,165	4.250%, 08/09/42	1,307
	AMC Entertainment, Inc.,
500	5.750%, 06/15/25	512
230	5.875%, 02/15/22	237
1,004	American Airlines 2015-1 Class B Pass-Through Trust, 3.700%, 05/01/23	979
	American Axle & Manufacturing, Inc.,
1,448	6.625%, 10/15/22	1,544

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	3,000	American Express Credit Corp., Series F, 2.600%, 09/14/20	3,091
	2,080	American International Group, Inc., 4.800%, 07/10/45	2,236
		Amkor Technology, Inc.,
	1,000	6.375%, 10/01/22	1,037
	850	6.625%, 06/01/21	873
		Anheuser-Busch InBev Finance, Inc.,
	4,565	3.650%, 02/01/26	4,874
	2,055	4.900%, 02/01/46	2,485
	1,000	Anixter, Inc., 5.500%, 03/01/23	1,052
	500	Antero Resources Corp., 5.375%, 11/01/21	501
		Apache Corp.,
	38	3.250%, 04/15/22	39
	54	4.750%, 04/15/43	56
		Apple, Inc.,
	525	3.850%, 08/04/46	544
	755	4.375%, 05/13/45	847
	1,530	4.650%, 02/23/46	1,787
	2,133	Argos Merger Sub, Inc., 7.125%, 03/15/23 (e)	2,242
	1,425	Ashland, Inc., 4.750%, 08/15/22	1,493
		Ashtead Capital, Inc.,
	300	5.625%, 10/01/24 (e)	315
	1,000	6.500%, 07/15/22 (e)	1,055
		AT&T, Inc.,
	2,630	3.400%, 05/15/25	2,708
	1,325	4.300%, 12/15/42	1,331
	2,020	5.650%, 02/15/47	2,421
	182	Avaya, Inc., 10.500%, 03/01/21	47
	1,500	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.500%, 04/01/23	1,554
EUR	2,000	Ball Corp., 4.375%, 12/15/23	2,572
		Bank of America Corp.,
	3,795	2.625%, 10/19/20	3,884
	1,830	3.500%, 04/19/26	1,910
	1,040	4.250%, 10/22/26	1,103
	25	Basic Energy Services, Inc., 7.750%, 02/15/19	9
	400	Berry Plastics Corp., 5.500%, 05/15/22	416
		Biogen, Inc.,
	1,960	2.900%, 09/15/20	2,042
	1,125	5.200%, 09/15/45	1,357
		Blue Cube Spinco, Inc.,
	357	9.750%, 10/15/23 (e)	422
	673	10.000%, 10/15/25 (e)	801

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
279	Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/22 (e)	269
209	BlueLine Rental Finance Corp., 7.000%, 02/01/19 (e)	181
82	Boyd Gaming Corp., 6.875%, 05/15/23	89
157	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	160
1,340	Burlington Northern Santa Fe LLC, 4.550%, 09/01/44	1,584
	Cablevision Systems Corp.,
233	7.750%, 04/15/18	249
653	8.000%, 04/15/20	695
250	Caesars Entertainment Operating Co., Inc., 8.500%, 02/15/20 (d)	249
210	CalAtlantic Group, Inc., 8.375%, 01/15/21	250
	California Resources Corp.,
11	5.500%, 09/15/21	6
745	8.000%, 12/15/22 (e)	503
1,000	Calpine Corp., 6.000%, 01/15/22 (e)	1,049
3,000	Capital One Financial Corp., 4.200%, 10/29/25	3,134
386	Casella Waste Systems, Inc., 7.750%, 02/15/19	395
	CCO Holdings LLC/CCO Holdings Capital Corp.,
90	5.250%, 09/30/22	95
539	5.375%, 05/01/25 (e)	568
405	5.750%, 09/01/23	427
1,920	5.750%, 02/15/26 (e)	2,054
1,500	5.875%, 04/01/24 (e)	1,616
1,500	6.625%, 01/31/22	1,579
	CDW LLC/CDW Finance Corp.,
48	5.000%, 09/01/23	50
165	5.500%, 12/01/24	177
450	Cemex Finance LLC, 9.375%, 10/12/22 (e)	496
201	Centene Corp., 4.750%, 05/15/22	209
	CenturyLink, Inc.,
200	Series T, 5.800%, 03/15/22	207
1,345	Series W, 6.750%, 12/01/23	1,416
565	Change Healthcare Holdings, Inc., 11.000%, 12/31/19	597
73	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908%, 07/23/25 (e)	80
1,025	Chesapeake Energy Corp., 6.625%, 08/15/20	912
2,848	Chevron Corp., 2.355%, 12/05/22	2,916
68	Chinos Intermediate Holdings A, Inc., 8.500% (PIK), 05/01/19 (e) (v)	26

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	CHS/Community Health Systems, Inc.,
200	5.125%, 08/01/21	197
200	6.875%, 02/01/22	166
1,455	Chubb INA Holdings, Inc., 2.875%, 11/03/22	1,531
181	Cincinnati Bell, Inc., 8.375%, 10/15/20	187
90	Cinemark USA, Inc., 5.125%, 12/15/22	93
	CIT Group, Inc.,
29	3.875%, 02/19/19	30
1,220	5.000%, 08/15/22	1,293
491	5.250%, 03/15/18	512
400	5.375%, 05/15/20	427
1,495	5.500%, 02/15/19 (e)	1,583
200	Citgo Holding, Inc., 10.750%, 02/15/20 (e)	205
	Citigroup, Inc.,
2,690	2.400%, 02/18/20	2,725
2,695	2.650%, 10/26/20	2,761
1,210	4.125%, 07/25/28	1,230
	Claire’s Stores, Inc.,
250	6.125%, 03/15/20 (e)	133
880	9.000%, 03/15/19 (e)	507
	Clear Channel Worldwide Holdings, Inc.,
1,945	Series B, 6.500%, 11/15/22	2,037
3,075	Series B, 7.625%, 03/15/20	3,098
100	Clearwater Paper Corp., 4.500%, 02/01/23	100
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
56	6.375%, 03/15/24	28
26	8.500%, 12/15/19	17
188	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	104
367	Coeur Mining, Inc., 7.875%, 02/01/21	362
1,000	Cogent Communications Finance, Inc., 5.625%, 04/15/21 (e)	1,020
600	Cogent Communications Group, Inc., 5.375%, 03/01/22 (e)	618
	Comcast Corp.,
2,095	2.350%, 01/15/27	2,077
1,030	4.600%, 08/15/45	1,212
350	Commercial Metals Co., 4.875%, 05/15/23	352
1,300	CommScope Technologies Finance LLC, 6.000%, 06/15/25 (e)	1,380
190	CommScope, Inc., 5.500%, 06/15/24 (e)	199
	Communications Sales & Leasing, Inc./CSL Capital LLC,
1,170	6.000%, 04/15/23 (e)	1,225
241	Concho Resources, Inc., 5.500%, 04/01/23	249

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
450	CONSOL Energy, Inc., 5.875%, 04/15/22	407
206	Consolidated Communications, Inc., 6.500%, 10/01/22	200
17	Constellation Brands, Inc., 4.750%, 11/15/24	19
131	Continental Airlines 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	148
800	Corrections Corp. of America, 4.625%, 05/01/23	712
733	Cott Beverages, Inc., 6.750%, 01/01/20	768
261	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.125%, 03/01/22	254
	Crown Castle International Corp.,
2,300	3.400%, 02/15/21	2,409
1,070	3.700%, 06/15/26	1,121
1,000	CSC Holdings LLC, 10.125%, 01/15/23 (e)	1,142
80	CSI Compressco LP/CSI Compressco Finance, Inc., 7.250%, 08/15/22	72
	CVS Health Corp.,
1,500	2.875%, 06/01/26	1,536
1,195	5.300%, 12/05/43	1,495
	Dana, Inc.,
1,910	5.500%, 12/15/24	1,958
600	6.000%, 09/15/23	628
210	Darling Ingredients, Inc., 5.375%, 01/15/22	220
312	Dean Foods Co., 6.500%, 03/15/23 (e)	331
835	Denbury Resources, Inc., 4.625%, 07/15/23	539
1,365	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 06/15/26 (e)	1,463
	DISH DBS Corp.,
2,265	5.875%, 07/15/22	2,307
2,450	5.875%, 11/15/24	2,416
1,109	6.750%, 06/01/21	1,192
500	7.750%, 07/01/26 (e)	534
50	7.875%, 09/01/19	56
500	DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125%, 06/15/21 (e)	440
1,155	Dominion Resources, Inc., 3.625%, 12/01/24	1,226
500	DreamWorks Animation LLC, 6.875%, 08/15/20 (e)	527
110	DS Services of America, Inc., 10.000%, 09/01/21 (e)	123
890	Duke Energy Corp., 2.650%, 09/01/26	886
	Dynegy, Inc.,
99	5.875%, 06/01/23	90
26	6.750%, 11/01/19	26

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
615	7.375%, 11/01/22	606
35	7.625%, 11/01/24	34
203	E*TRADE Financial Corp., 5.375%, 11/15/22	218
175	Eagle Spinco, Inc., 4.625%, 02/15/21	183
2,164	Embarq Corp., 7.995%, 06/01/36	2,244
1,000	Energizer Holdings, Inc., 5.500%, 06/15/25 (e)	1,043
75	EnerSys, 5.000%, 04/30/23 (e)	75
1,520	Entergy Corp., 2.950%, 09/01/26	1,533
	EP Energy LLC/Everest Acquisition Finance, Inc.,
400	7.750%, 09/01/22	219
1,718	9.375%, 05/01/20	1,108
	Equinix, Inc.,
38	5.375%, 01/01/22	41
300	5.375%, 04/01/23	317
27	5.750%, 01/01/25	29
1,965	Express Scripts Holding Co., 3.400%, 03/01/27	1,985
151	Fidelity & Guaranty Life Holdings, Inc., 6.375%, 04/01/21 (e)	151
	First Data Corp.,
2,065	5.750%, 01/15/24 (e)	2,114
29	6.750%, 11/01/20 (e)	30
385	FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	437
	Ford Motor Credit Co. LLC,
2,575	3.200%, 01/15/21	2,656
3,000	3.664%, 09/08/24	3,104
2,385	4.389%, 01/08/26	2,582
12	Freescale Semiconductor, Inc., 6.000%, 01/15/22 (e)	13
	Fresenius Medical Care U.S. Finance II, Inc.,
295	4.750%, 10/15/24 (e)	316
250	5.875%, 01/31/22 (e)	284
	Frontier Communications Corp.,
155	6.250%, 09/15/21	151
70	7.125%, 03/15/19	75
70	8.125%, 10/01/18	77
478	8.500%, 04/15/20	516
142	8.750%, 04/15/22	148
73	8.875%, 09/15/20	80
455	9.250%, 07/01/21	493
1,260	10.500%, 09/15/22	1,371
2,017	11.000%, 09/15/25	2,178
748	General Electric Co., 3.450%, 05/15/24	817

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
2,000	General Motors Financial Co., Inc., 3.700%, 05/09/23	2,039
435	GenOn Energy, Inc., 9.875%, 10/15/20	307
	Goldman Sachs Group, Inc. (The),
910	2.625%, 04/25/21	926
930	2.750%, 09/15/20	955
1,850	3.850%, 07/08/24	1,972
1,815	4.250%, 10/21/25	1,925
1,200	5.150%, 05/22/45	1,323
28	Goodman Networks, Inc., 12.125%, 07/01/18	14
1,000	Goodyear Tire & Rubber Co. (The), 8.750%, 08/15/20	1,206
425	Gray Television, Inc., 7.500%, 10/01/20	442
850	H&E Equipment Services, Inc., 7.000%, 09/01/22	897
170	Harland Clarke Holdings Corp., 6.875%, 03/01/20 (e)	164
	HCA, Inc.,
300	5.000%, 03/15/24	317
3,625	5.375%, 02/01/25	3,744
100	6.500%, 02/15/20	111
2,275	7.500%, 02/15/22	2,597
406	Headwaters, Inc., 7.250%, 01/15/19	421
	HealthSouth Corp.,
250	5.125%, 03/15/23	253
650	5.750%, 09/15/25	680
375	Hecla Mining Co., 6.875%, 05/01/21	378
	Hertz Corp. (The),
1,150	6.250%, 10/15/22	1,213
2,105	7.375%, 01/15/21	2,192
2,870	Hexion, Inc., 6.625%, 04/15/20	2,488
	Hilcorp Energy I LP/Hilcorp Finance Co.,
675	5.000%, 12/01/24 (e)	655
87	7.625%, 04/15/21 (e)	89
1,000	Hill-Rom Holdings, Inc., 5.750%, 09/01/23 (e)	1,050
75	Huntington Ingalls Industries, Inc., 5.000%, 12/15/21 (e)	79
	Huntsman International LLC,
550	4.875%, 11/15/20	571
1,600	5.125%, 11/15/22	1,652
680	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	616
647	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 02/01/22	604
525	iHeartCommunications, Inc., 9.000%, 12/15/19	425

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	500	ILFC E-Capital Trust I, VAR, 3.980%, 12/21/65 (e)	399
	535	ILFC E-Capital Trust II, VAR, 4.230%, 12/21/65 (e)	433
	1,500	Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% (cash), 05/01/21 (e) (v)	1,406
	900	Infor U.S., Inc., 6.500%, 05/15/22	912
	1,000	Informatica LLC, 7.125%, 07/15/23 (e)	945
	825	Intel Corp., 4.900%, 07/29/45	1,002
		International Lease Finance Corp.,
	1,235	3.875%, 04/15/18	1,266
	515	6.250%, 05/15/19	560
	515	Iron Mountain, Inc., 5.750%, 08/15/24	534
	135	Isle of Capri Casinos, Inc., 5.875%, 03/15/21	141
		JBS USA LUX S.A./JBS USA Finance, Inc.,
	236	5.750%, 06/15/25 (e)	240
	1,137	5.875%, 07/15/24 (e)	1,175
	545	7.250%, 06/01/21 (e)	561
	260	8.250%, 02/01/20 (e)	269
	650	Kindred Healthcare, Inc., 8.750%, 01/15/23	665
	1,000	Kinetic Concepts, Inc./KCI USA, Inc., 10.500%, 11/01/18	1,028
EUR	1,350	Kloeckner Pentaplast of America, Inc., Reg. S, 7.125%, 11/01/20	1,598
		Kraft Heinz Foods Co.,
	565	4.375%, 06/01/46	611
	2,035	5.200%, 07/15/45	2,440
		Lennar Corp.,
	125	4.500%, 06/15/19	131
	225	Series B, 12.250%, 06/01/17	242
		Level 3 Communications, Inc.,
	963	5.750%, 12/01/22	1,006
		Level 3 Financing, Inc.,
	103	5.125%, 05/01/23	107
	153	5.250%, 03/15/26 (e)	159
	188	5.375%, 08/15/22	196
	160	5.375%, 01/15/24	168
	362	5.375%, 05/01/25	380
	48	5.625%, 02/01/23	50
	5	VAR, 4.407%, 01/15/18	5
	250	LIN Television Corp., 5.875%, 11/15/22	264
	390	LTF Merger Sub, Inc., 8.500%, 06/15/23 (e)	393
	180	M/I Homes, Inc., 6.750%, 01/15/21	188
	1,280	Masco Corp., 4.375%, 04/01/26	1,370

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	550	MasTec, Inc., 4.875%, 03/15/23	550
		Meritage Homes Corp.,
	150	7.000%, 04/01/22	167
	75	7.150%, 04/15/20	83
		MetLife, Inc.,
	1,920	3.000%, 03/01/25	1,953
	435	6.400%, 12/15/36	489
		MGM Resorts International,
	1,985	6.000%, 03/15/23	2,155
	2,545	7.750%, 03/15/22	2,958
		Micron Technology, Inc.,
	142	5.250%, 08/01/23 (e)	137
	1,375	5.250%, 01/15/24 (e)	1,316
	935	5.500%, 02/01/25	906
		Microsoft Corp.,
	1,390	4.875%, 12/15/43	1,702
	235	Milacron LLC/Mcron Finance Corp., 7.750%, 02/15/21 (e)	246
EUR	1,100	Mohawk Industries, Inc., 2.000%, 01/14/22	1,300
		Momentive Performance Materials, Inc.,
	350	3.880%, 10/24/21	289
	350	8.875%, 10/15/20 (d)	—
		Morgan Stanley,
	2,500	2.800%, 06/16/20	2,570
	3,110	3.700%, 10/23/24	3,296
	1,500	3.875%, 01/27/26	1,602
	790	4.300%, 01/27/45	854
	846	MPG Holdco I, Inc., 7.375%, 10/15/22	872
	408	MPH Acquisition Holdings LLC, 7.125%, 06/01/24 (e)	439
		MPLX LP,
	500	4.500%, 07/15/23 (e)	504
	444	4.875%, 12/01/24 (e)	454
	1,000	4.875%, 06/01/25 (e)	1,020
	155	MSCI, Inc., 5.250%, 11/15/24 (e)	165
	65	Mustang Merger Corp., 8.500%, 08/15/21 (e)	68
	300	National Financial Partners Corp., 9.000%, 07/15/21 (e)	310
		Nationstar Mortgage LLC/Nationstar Capital Corp.,
	530	6.500%, 07/01/21	505
	415	7.875%, 10/01/20	418
	67	Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., 8.125%, 11/15/21 (e)	51

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
1,700	Neiman Marcus Group Ltd. LLC, 8.000%, 10/15/21 (e)	1,455
	Netflix, Inc.,
300	5.500%, 02/15/22	323
200	5.750%, 03/01/24	216
	New Albertsons, Inc.,
197	7.450%, 08/01/29	194
53	8.000%, 05/01/31	54
22	8.700%, 05/01/30	22
	Newfield Exploration Co.,
620	5.375%, 01/01/26	623
289	5.750%, 01/30/22	300
	Nexstar Broadcasting, Inc.,
1,230	6.125%, 02/15/22 (e)	1,273
50	6.875%, 11/15/20	52
2,085	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22 (e)	2,142
1,290	Noble Energy, Inc., 5.250%, 11/15/43	1,301
223	NRG Energy, Inc., 7.875%, 05/15/21	232
5	Oasis Petroleum, Inc., 6.875%, 03/15/22	5
	Oracle Corp.,
4,150	2.650%, 07/15/26	4,192
1,455	4.500%, 07/08/44	1,641
8	Orbital ATK, Inc., 5.250%, 10/01/21	8
44	Oshkosh Corp., 5.375%, 03/01/25	46
	Outfront Media Capital LLC/Outfront Media Capital Corp.,
5	5.250%, 02/15/22	5
150	5.625%, 02/15/24	160
	Parker Drilling Co.,
150	6.750%, 07/15/22	117
50	7.500%, 08/01/20	41
300	Penn Virginia Corp., 8.500%, 05/01/20 (d)	126
696	Pilgrim’s Pride Corp., 5.750%, 03/15/25 (e)	719
70	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 01/15/24 (e)	75
1,000	Plantronics, Inc., 5.500%, 05/31/23 (e)	1,040
175	PolyOne Corp., 5.250%, 03/15/23	183
1,007	Post Holdings, Inc., 6.750%, 12/01/21 (e)	1,081
1,630	PPL Capital Funding, Inc., Series A, VAR, 6.700%, 03/30/67	1,408
	Prestige Brands, Inc.,
10	5.375%, 12/15/21 (e)	10
75	6.375%, 03/01/24 (e)	80

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	565	Prime Security Services Borrower LLC/Prime Finance, Inc., 9.250%, 05/15/23 (e)	616
	136	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	123
	660	Prudential Financial, Inc., 4.600%, 05/15/44	718
EUR	2,700	PSPC Escrow Corp., Reg. S, 6.000%, 02/01/23	2,846
	515	QEP Resources, Inc., 5.375%, 10/01/22	510
	15	Quad/Graphics, Inc., 7.000%, 05/01/22	15
	877	QUALCOMM, Inc., 4.800%, 05/20/45	1,000
	795	Quicken Loans, Inc., 5.750%, 05/01/25 (e)	793
		Qwest Capital Funding, Inc.,
	24	6.875%, 07/15/28	22
	11	7.750%, 02/15/31	10
		R.R. Donnelley & Sons Co.,
	7	6.500%, 11/15/23	7
	50	7.625%, 06/15/20	55
	150	Radio Systems Corp., 8.375%, 11/01/19 (e)	157
	195	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	189
	144	RCN Telecom Services LLC/RCN Capital Corp., 8.500%, 08/15/20 (e)	154
	1,250	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.250%, 12/01/21 (e)	1,309
	595	Regal Entertainment Group, 5.750%, 03/15/22	623
		Regency Energy Partners LP/Regency Energy Finance Corp.,
	48	5.000%, 10/01/22	51
	550	5.500%, 04/15/23	569
	500	Revlon Consumer Products Corp., 5.750%, 02/15/21	511
	2,020	Reynolds American, Inc., 5.850%, 08/15/45	2,634
		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
	900	5.750%, 10/15/20	927
	1,100	6.875%, 02/15/21	1,141
	840	RHP Hotel Properties LP/RHP Finance Corp., 5.000%, 04/15/23	855
	250	Rice Energy, Inc., 7.250%, 05/01/23	261
	1,250	Rite Aid Corp., 6.125%, 04/01/23 (e)	1,349
	1,000	Riverbed Technology, Inc., 8.875%, 03/01/23 (e)	1,073
	31	RSP Permian, Inc., 6.625%, 10/01/22	32
		Sabine Pass Liquefaction LLC,
	500	5.625%, 04/15/23	526
	500	5.625%, 03/01/25	529

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
600	5.750%, 05/15/24	638
604	Sabre GLBL, Inc., 5.375%, 04/15/23 (e)	624
250	SBA Communications Corp., 4.875%, 07/15/22	256
	Scientific Games International, Inc.,
165	7.000%, 01/01/22 (e)	175
520	10.000%, 12/01/22	481
225	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, 5.875%, 05/15/21 (e)	227
3,058	Serta Simmons Bedding LLC, 8.125%, 10/01/20 (e)	3,188
25	SESI LLC, 6.375%, 05/01/19	25
247	Shingle Springs Tribal Gaming Authority, 9.750%, 09/01/21 (e)	270
3,000	Simon Property Group LP, 3.300%, 01/15/26	3,207
	Sinclair Television Group, Inc.,
250	5.375%, 04/01/21	260
900	5.625%, 08/01/24 (e)	937
2,000	6.125%, 10/01/22	2,115
	Sirius XM Radio, Inc.,
415	4.625%, 05/15/23 (e)	420
880	5.750%, 08/01/21 (e)	919
2,165	6.000%, 07/15/24 (e)	2,325
200	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	207
247	SM Energy Co., 6.500%, 11/15/21	245
	Smithfield Foods, Inc.,
710	5.875%, 08/01/21 (e)	742
325	6.625%, 08/15/22	344
3,970	Southern Copper Corp., 5.875%, 04/23/45	4,001
	Spectrum Brands, Inc.,
29	6.125%, 12/15/24	31
500	6.625%, 11/15/22	535
	Sprint Capital Corp.,
75	6.875%, 11/15/28	67
895	8.750%, 03/15/32	886
	Sprint Communications, Inc.,
209	6.000%, 12/01/16	211
1,030	7.000%, 03/01/20 (e)	1,104
352	7.000%, 08/15/20	347
59	9.125%, 03/01/17	61
	Sprint Corp.,
417	7.125%, 06/15/24	389
22	7.250%, 09/15/21	22

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
404	7.625%, 02/15/25	382
5,939	7.875%, 09/15/23	5,761
	Steel Dynamics, Inc.,
15	5.125%, 10/01/21	16
190	5.500%, 10/01/24	200
250	6.375%, 08/15/22	264
200	Stone Energy Corp., 7.500%, 11/15/22	110
505	Sunoco Logistics Partners Operations LP, 5.350%, 05/15/45	522
300	SUPERVALU, Inc., 7.750%, 11/15/22	284
145	Synchrony Financial, 3.750%, 08/15/21	152
150	Talen Energy Supply LLC, 4.625%, 07/15/19 (e)	141
500	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 05/01/23	508
133	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.875%, 04/15/23 (e)	139
1,000	TEGNA, Inc., 6.375%, 10/15/23	1,083
	Tenet Healthcare Corp.,
300	4.500%, 04/01/21	301
200	6.000%, 10/01/20	211
200	6.750%, 02/01/20	198
1,000	6.750%, 06/15/23	954
100	8.000%, 08/01/20	102
3,120	8.125%, 04/01/22	3,159
207	Tenneco, Inc., 5.375%, 12/15/24	220
2,100	Terex Corp., 6.000%, 05/15/21	2,165
65	TerraForm Power Operating LLC, 5.875%, 02/01/23 (e)	65
	Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
156	5.500%, 10/15/19	166
150	6.250%, 10/15/22	159
1,000	Time, Inc., 5.750%, 04/15/22 (e)	986
	T-Mobile USA, Inc.,
4	5.250%, 09/01/18	4
21	6.000%, 03/01/23	22
5	6.125%, 01/15/22	5
400	6.250%, 04/01/21	418
661	6.375%, 03/01/25	711
203	6.464%, 04/28/19	207
327	6.625%, 04/01/23	349
765	6.633%, 04/28/21	801
798	6.731%, 04/28/22	839
203	6.836%, 04/28/23	218

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
77	Toll Brothers Finance Corp., 4.875%, 11/15/25	81
680	U.S. Airways 2013-1 Class B Pass-Through Trust, 5.375%, 11/15/21	704
1,140	U.S. Bancorp, 3.100%, 04/27/26	1,179
143	U.S. Concrete, Inc., 6.375%, 06/01/24	149
200	UCI International LLC, 8.625%, 02/15/19 (d)	43
225	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	203
265	Unit Corp., 6.625%, 05/15/21	221
	United Rentals North America, Inc.,
385	5.500%, 07/15/25	397
700	6.125%, 06/15/23	736
1,650	7.625%, 04/15/22	1,763
710	UnitedHealth Group, Inc., 4.750%, 07/15/45	880
	Universal Health Services, Inc.,
34	3.750%, 08/01/19 (e)	35
47	4.750%, 08/01/22 (e)	49
	Univision Communications, Inc.,
100	5.125%, 05/15/23 (e)	104
200	6.750%, 09/15/22 (e)	213
	VeriSign, Inc.,
67	4.625%, 05/01/23	68
39	5.250%, 04/01/25	41
	Verizon Communications, Inc.,
2,000	3.500%, 11/01/24	2,145
710	3.850%, 11/01/42	687
630	4.125%, 08/15/46	632
1,563	4.862%, 08/21/46	1,738
	Walgreens Boots Alliance, Inc.,
1,000	2.700%, 11/18/19	1,032
335	4.650%, 06/01/46	370
200	4.800%, 11/18/44	224
	Wells Fargo & Co.,
2,245	3.000%, 04/22/26	2,301
1,210	4.900%, 11/17/45	1,385
750	Western Digital Corp., 10.500%, 04/01/24 (e)	848
357	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 02/15/23	366
	Windstream Services LLC,
105	7.500%, 06/01/22	101
724	7.500%, 04/01/23	687
25	7.750%, 10/15/20	26
1,800	7.750%, 10/01/21	1,795

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	165	Wise Metals Group LLC/Wise Alloys Finance Corp., 8.750%, 12/15/18 (e)	170
		WMG Acquisition Corp.,
	390	5.625%, 04/15/22 (e)	406
	200	6.750%, 04/15/22 (e)	213
	355	WPX Energy, Inc., 6.000%, 01/15/22	345
	1,715	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/25 (e)	1,732
		Zayo Group LLC/Zayo Capital, Inc.,
	1,320	6.000%, 04/01/23	1,373
	65	6.375%, 05/15/25	68
	2,170	Zebra Technologies Corp., 7.250%, 10/15/22	2,354
		ZF North America Capital, Inc.,
	167	4.500%, 04/29/22 (e)	177
	1,244	4.750%, 04/29/25 (e)	1,320
EUR	2,000	Reg. S, 2.750%, 04/27/23	2,385

			366,978

		Total Corporate Bonds (Cost $753,543)	761,338

	Foreign Government Securities — 19.5%
		Angola — 0.2%
	3,464	Republic of Angola, 9.500%, 11/12/25 (e)	3,447

		Argentina — 0.7%
	2,828	Provincia de Buenos Aires, 9.125%, 03/16/24 (e)	3,144
		Republic of Argentina,
	2,930	6.875%, 04/22/21 (e)	3,179
	2,830	7.125%, 07/06/36 (e)	3,007

			9,330

		Belarus — 0.2%
	3,100	Republic of Belarus, Reg. S, 8.950%, 01/26/18	3,243

		Cameroon — 0.3%
	3,950	Republic of Cameroon, 9.500%, 11/19/25 (e)	4,360

		Canada — 2.5%
CAD	43,500	Republic of Canada, 1.500%, 06/01/26	34,663

		Croatia — 0.2%
	3,200	Republic of Croatia, Reg. S, 5.500%, 04/04/23	3,496

		Dominican Republic — 0.2%
		Government of Dominican Republic,
	2,960	6.875%, 01/29/26 (e)	3,419

		Ecuador — 0.2%
	2,730	Republic of Ecuador, 10.750%, 03/28/22 (e)	2,791

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Indonesia — 0.9%
		Republic of Indonesia,
	5,200	Reg. S, 5.375%, 10/17/23	5,991
IDR	80,000,000	Series FR73, 8.750%, 05/15/31	6,741

			12,732

		Malaysia — 1.0%
MYR	52,820	Republic of Malaysia, Series 0411, 4.232%, 06/30/31	13,438

		Mexico — 2.2%
		United Mexican States,
EUR	2,610	3.375%, 02/23/31	3,439
MXN	470,000	Series M 10, 8.500%, 12/13/18	26,700

			30,139

		Morocco — 0.4%
		Kingdom of Morocco,
	4,600	Reg. S, 4.250%, 12/11/22	4,911

			4,911

		New Zealand — 2.8%
		Republic of New Zealand,
NZD	21,340	Series 0427, Reg. S, 4.500%, 04/15/27	18,750
NZD	25,940	Series 0433, Reg. S, 3.500%, 04/14/33	21,163

			39,913

		Oman — 0.2%
	3,300	Republic of Oman, 4.750%, 06/15/26 (e)	3,411

		Pakistan — 0.2%
	2,300	Republic of Pakistan, Reg. S, 7.250%, 04/15/19	2,455

		Panama — 0.2%
	2,430	Republic of Panama, 3.875%, 03/17/28	2,667

		Paraguay — 0.2%
	2,090	Republic of Paraguay, 5.000%, 04/15/26 (e)	2,294

		Portugal — 1.2%
		Portugal Obrigacoes do Tesouro OT,
EUR	9,303	Reg. S, 2.875%, 10/15/25 (e)	10,381
EUR	5,446	Reg. S, 2.875%, 07/21/26 (e)	5,991

			16,372

		Qatar — 0.2%
	2,419	Republic of Qatar, 4.625%, 06/02/46 (e)	2,676

		South Africa — 0.4%
ZAR	98,000	Republic of South Africa, Series 2037, 8.500%, 01/31/37	5,976

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Spain — 1.4%
		Spain Government Bond,
EUR	4,869	Reg. S, 1.300%, 10/31/26 (e)	5,550
EUR	11,187	Reg. S, 1.950%, 04/30/26 (e)	13,573

			19,123

		Sri Lanka — 0.3%
		Republic of Sri Lanka,
	3,780	6.825%, 07/18/26 (e)	4,057

		United Kingdom — 3.3%
		United Kingdom Gilt,
GBP	10,000	Reg. S, 1.000%, 09/07/17	13,247
GBP	16,600	Reg. S, 3.500%, 01/22/45	33,520

			46,767

		Uruguay — 0.1%
	1,410	Republic of Uruguay, 5.100%, 06/18/50	1,488

		Total Foreign Government Securities (Cost $269,258)	273,168

	Loan Assignments — 3.5%
		Australia — 0.1%
	638	FMG Resources Pty, Ltd., Term Loan B, VAR, 3.750%, 06/30/19	634

		Canada — 0.2%
	1,144	Concordia Healthcare Corp., Initial Dollar Term Loan, VAR, 5.250%, 10/21/21	1,082
	40	Garda World Security Corp., Term B Delayed Draw Loan, VAR, 4.004%, 11/06/20	39
	157	Garda World Security Corp., Term B Loan, VAR, 4.004%, 11/06/20	154
	147	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	135
	394	Mitel Networks Corp., Term Loan 2015, VAR, 5.500%, 04/29/22	397
	1,385	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, VAR, 5.500%, 04/01/22	1,387

			3,194

		Luxembourg — 0.2%
	1,027	Auris Luxembourg III Sarl, Facility B-4, VAR, 4.250%, 01/17/22	1,030
	475	Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, VAR, 3.750%, 06/30/19	450
	990	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, VAR, 4.250%, 03/11/22	991

			2,471

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Netherlands — 0.0% (g)
533	NXP BV/NXP Funding LLC, Term B Loan, VAR, 3.750%, 12/07/20	536

	Singapore — 0.1%
588	Avago Technologies, Term A-2 Loan, VAR, 3.508%, 02/01/23	594

	United Kingdom — 0.0% (g)
347	Virgin Media Investments Holdings Ltd., F Facility, VAR, 3.649%, 06/30/23	347

	United States — 2.9%
537	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, VAR, 4.500%, 02/16/23	539
170	Albertson’s LLC, 2016-1 Term Loan B-4, VAR, 4.500%, 08/25/21	171
472	Albertson’s LLC, 2016-1 Term Loan B-5, VAR, 4.750%, 12/21/22	474
69	Albertson’s LLC, Term Loan B-6, VAR, 4.750%, 06/22/23	70
392	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.750%, 07/07/22	394
29	Amsurg Corp., Initial Term Loan, VAR, 3.500%, 07/16/21	29
929	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 05/29/20	693
834	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20	838
497	Berry Plastics Corp., Term Loan D, VAR, 3.500%, 02/08/20	496
205	Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	204
990	Calpine Corp., Term Loan, VAR, 3.500%, 05/27/22	990
748	CHG Healthcare Services, Inc., Term Loan B, VAR, 4.750%, 06/07/23	752
145	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	145
290	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	290
843	CHS/Community Health Systems, Inc., Incremental 2021 Term H Loan, VAR, 4.000%, 01/27/21	807
601	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	601
295	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	290
967	Compass investorsOnex USI Acquisition Corp., Term Loan B, VAR, 4.250%, 12/27/19	965
879	Continental Building Products, 1st Lien Term Loan, VAR, 3.500%, 08/18/23	881

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
658	CSC Holdings LLC, Initial Term Loan, VAR, 5.000%, 10/09/22	663
49	DaVita HealthCare Partners, Inc., Tranche B Term Loan, VAR, 3.500%, 06/24/21	49
1,218	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	1,222
850	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	845
92	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.501%, 11/01/18	92
315	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	212
342	Duff & Phelps Corp., Initial Term B-1 Loan, VAR, 4.750%, 04/23/20	341
491	Duff & Phelps Corp., Term Loan, VAR, 4.750%, 04/23/20	490
462	Emdeon, Inc., Term B-3 Loan, VAR, 3.750%, 11/02/18	461
510	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 12/19/16	512
131	Entegris, Inc., Tranche B Term Loan, VAR, 3.500%, 04/30/21	131
200	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20 (d)	72
806	First Data Corp., 2021 New Dollar Term Loan, VAR, 4.522%, 03/24/21	810
363	Go Daddy Operating Co., Initial Term Loan, VAR, 4.250%, 05/13/21	365
412	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	413
87	Halyard Health, Inc., Term Loan, VAR, 4.000%, 11/01/21	87
386	Harland Clarke Holdings Corp., Tranche B-4 Term Loan, VAR, 6.993%, 08/04/19	377
246	Hearthside Group Holdings LLC, Term Loan, VAR, 4.500%, 06/02/21	246
384	HUB International Ltd., Initial Term Loan, VAR, 4.000%, 10/02/20	382
378	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	346
1,107	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	1,094
550	iHeartCommunications, Inc., Term Loan D, VAR, 7.274%, 01/30/19	422
24	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.024%, 07/30/19	18
494	IMS Health, Inc., Term Loan, VAR, 3.500%, 03/17/21	494

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
243	Infor U.S., Inc., Tranche B-5 Term Loan, VAR, 3.750%, 06/03/20	240
748	Intrawest Operations Group LLC Initial Term Loan, VAR, 5.000%, 12/09/20	750
1,743	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	1,744
496	JELD-WEN, Inc., Term B-1 Loan, VAR, 4.750%, 07/01/22	498
143	Landry’s, Inc., Term Loan, VAR, 4.000%, 04/24/18	143
39	Mallinckrodt International Finance S.A., Incremental Term B-1 Loan, VAR, 3.500%, 03/19/21	39
98	Mauser AG (FKA Pertus Sechzehnte GmbH), Initial Dollar 1st Lien Term Loan, VAR, 4.500%, 07/31/21	98
581	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	581
259	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	262
739	National Financial Partners Corp., 2014 Specified Refinancing Term Loan, VAR, 4.500%, 07/01/20	737
462	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	462
991	NVA Holdings, Inc., 1st Lien Term Loan, VAR, 4.750%, 08/14/21	989
39	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21	38
288	Packers Holdings LLC, Initial Term Loan, VAR, 4.750%, 12/02/21	288
393	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20 (d)	270
415	Petco Animal Supplies, Inc., Tranche B-1 Term Loan, VAR, 5.000%, 01/26/23	418
254	Petsmart, Inc., Term Loan B, VAR, 4.250%, 03/11/22	254
196	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.250%, 04/29/20	196
119	Pinnacle Foods Finance LLC, Fourth Amendment Tranche I Term Loan, VAR, 3.270%, 01/13/23	120
499	Quikrete Holdings, Inc., 1st Lien Initial Loan, VAR, 4.000%, 09/28/20	500
500	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	501
1,788	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	1,745
1,250	Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	1,250

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Loan Assignments — continued
		United States — continued
	196	Seadrill Partners LP, Initial Term Loan, VAR, 4.000%, 02/21/21	94
	490	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	475
	1,730	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/14/22	1,716
	1,486	Summit Materials Co. I LLC, Term Loan, VAR, 4.000%, 07/18/22	1,492
	276	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	277
	250	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.970%, 10/10/17 (d)	80
	125	Texas Competitive Electric Holdings Co. LLC, Non-Extended Term Loan, VAR, 4.970%, 10/10/17 (d)	39
	1,496	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/27/20	1,499
	984	Tronox Ltd., Term Loan, VAR, 4.500%, 03/19/20	972
	465	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	465
	1,282	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20	1,281
	287	UPC Financing Partnership, Senior Secured Term Loan AN, VAR, 4.080%, 08/31/24	286
	420	WMG Acquisition Corp., Tranche B Refinancing Term Loan, VAR, 3.750%, 07/01/20	418
	98	XO Communications LLC, Initial Term Loan, VAR, 4.250%, 03/20/21	98

			41,088

		Total Loan Assignments (Cost $49,686)	48,864

	Preferred Securities — 3.3% (x)
		Australia — 0.1%
	1,215	Australia & New Zealand Banking Group Ltd., VAR, 6.750%, 06/15/26 (e)	1,365

		Belgium — 0.2%
EUR	1,970	KBC Group N.V., Reg. S, VAR, 5.625%, 03/19/19	2,175

		Denmark — 0.0% (g)
EUR	380	Danske Bank A/S, Reg. S, VAR, 5.750%, 04/06/20	437

		France — 0.4%
EUR	550	BPCE S.A., VAR, 6.117%, 10/30/17	649

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		France — continued
		Credit Agricole S.A.,
GBP	450	Reg. S, VAR, 8.125%, 10/26/19	656
	2,550	VAR, 8.125%, 12/23/25 (e)	2,736
	2,130	Societe Generale S.A., VAR, 8.000%, 09/29/25 (e)	2,170

			6,211

		Germany — 0.0% (g)
EUR	300	Allianz SE, Reg. S, VAR, 4.750%, 10/24/23	381

		Ireland — 0.1%
EUR	1,870	Bank of Ireland, Reg. S, VAR, 7.375%, 06/18/20	2,017

		Italy — 0.1%
	1,233	Intesa Sanpaolo S.p.A., VAR, 7.700%, 09/17/25 (e)	1,144

		Luxembourg — 0.1%
EUR	1,250	SES S.A., Reg. S, VAR, 4.625%, 01/02/22	1,447

		Netherlands — 0.1%
EUR	336	Repsol International Finance B.V., Reg. S, VAR, 3.875%, 03/25/21	360
		Telefonica Europe B.V.,
EUR	100	Reg. S, VAR, 5.875%, 03/31/24	122
EUR	700	Reg. S, VAR, 6.500%, 09/18/18	846

			1,328

		Sweden — 0.0% (g)
	434	Skandinaviska Enskilda Banken AB, Reg. S, VAR, 5.750%, 05/13/20	434

		Switzerland — 0.1%
		UBS Group AG,
	850	Reg. S, VAR, 7.000%, 02/19/25	906
	723	Reg. S, VAR, 7.125%, 02/19/20	744

			1,650

		United Kingdom — 0.5%
GBP	530	HBOS Capital Funding LP, VAR, 6.461%, 11/30/18	748
	2,882	Lloyds Banking Group plc, VAR, 7.500%, 06/27/24	2,958
GBP	1,380	Nationwide Building Society, Reg. S, VAR, 6.875%, 06/20/19	1,776
GBP	638	Standard Life plc, VAR, 6.750%, 07/12/27	953

			6,435

		United States — 1.6%
		Bank of America Corp.,
	4,070	Series AA, VAR, 6.100%, 03/17/25	4,279
	940	Series DD, VAR, 6.300%, 03/10/26	1,027
	50	Series K, VAR, 8.000%, 01/30/18	51

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Preferred Securities — continued
		United States — continued
		Citigroup, Inc.,
972		Series M, VAR, 6.300%, 05/15/24	1,006
2,463		Series O, VAR, 5.875%, 03/27/20	2,500
720		Series R, VAR, 6.125%, 11/15/20	751
		Goldman Sachs Group, Inc. (The),
225		Series L, VAR, 5.700%, 05/10/19	230
4,185		Series M, VAR, 5.375%, 05/10/20	4,231
980		Series O, VAR, 5.300%, 11/10/26	1,002
		Morgan Stanley,
2,670		Series H, VAR, 5.450%, 07/15/19	2,677
2,470		Series J, VAR, 5.550%, 07/15/20	2,535
1,265		Wells Fargo & Co., Series U, VAR, 5.875%, 06/15/25	1,397

			21,686

		Total Preferred Securities (Cost $46,664)	46,710

SHARES
Preferred Stock — 0.0% (g)
		Cayman Islands — 0.0% (g)
—	(h)	XLIT Ltd., Series D, VAR, 3.800%, 10/03/16 ($1000 par value) @ (Cost $50)	47

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Warrant — 0.0% (g)
	Canada — 0.0% (g)
47	Pacific Exploration and Production Corp., expiring 10/24/16 (Strike Price $1.00) (a) (Cost $—)	135

PRINCIPAL AMOUNT
Short-Term Investments — 0.4%
	U.S. Treasury Obligation — 0.0% (g)
285	U.S. Treasury Bill, 0.253%, 09/29/16 (k) (n)	285

SHARES
	Investment Company — 0.4%
5,902	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.360% (b) (l)	5,902

	Total Short-term Investments (Cost $6,187)	6,187

	Total Investments — 97.6% (Cost $1,357,919)	1,366,922
	Other Assets in Excess of Liabilities — 2.4%	33,750

	NET ASSETS — 100.0%	$1,400,672

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
14	Euro Bobl	09/08/16	EUR	2,086	20
814	10 Year Australian Government Bond	09/15/16	AUD	84,358	1,873
802	90 Day Eurodollar	09/19/16	USD	198,726	(214)
1,360	90 Day Eurodollar	12/19/16	USD	336,770	(581)
8	10 Year U.S. Treasury Note	12/20/16	USD	1,047	(3)
69	U.S. Treasury Long Bond	12/20/16	USD	11,756	(35)
201	U.S. Ultra Bond	12/20/16	USD	37,681	(33)
5	Long Gilt	12/28/16	GBP	864	1

	Short Futures Outstanding
(5)	Euro Bund	09/08/16	EUR	(933)	— (h)
(158)	Euro-Buxl 30-Year Bond	09/08/16	EUR	(34,011)	217
(425)	10 Year U.S. Treasury Note	12/20/16	USD	(55,642)	152
(64)	2 Year U.S. Treasury Note	12/30/16	USD	(13,972)	10
(707)	5 Year U.S. Treasury Note	12/30/16	USD	(85,724)	164
(1,345)	90 Day Eurodollar	03/13/17	USD	(332,921)	585
(802)	90 Day Eurodollar	09/18/17	USD	(198,345)	150

					2,306

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
770	EUR	BNP Paribas	09/13/16	871	860	(11)
1,654	EUR	Citibank, N.A.	09/13/16	1,857	1,846	(11)
3,007	EUR	Royal Bank of Canada	09/13/16	3,356	3,356	— (h)
1,694	EUR	TD Bank Financial Group	09/13/16	1,911	1,890	(21)
10,477	GBP	Standard Chartered Bank	09/13/16	13,801	13,762	(39)
222,114	MXN	Citibank, N.A.	09/13/16	12,365	11,798	(567)
220,356	ZAR	Citibank, N.A.	09/13/16	16,395	14,956	(1,439)
44,002	ZAR	Deutsche Bank AG	09/13/16	3,127	2,986	(141)
				53,683	51,454	(2,229)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT AUGUST 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,785	AUD	Goldman Sachs International	09/13/16	1,355	1,341	14
7,212	AUD	Standard Chartered Bank	09/13/16	5,501	5,419	82
44,040	CAD	Credit Suisse International	09/13/16	33,485	33,585	(100)
1,164	EUR	BNP Paribas	09/13/16	1,308	1,300	8
1,709	EUR	Citibank, N.A.	09/13/16	1,929	1,907	22
203,334	EUR	Credit Suisse International	09/13/16	226,907	226,907	— (h)
3,257	EUR	Deutsche Bank AG	09/13/16	3,643	3,634	9
1,127	EUR	Goldman Sachs International	09/13/16	1,273	1,258	15
37,098	EUR	Merrill Lynch International	09/13/16	41,209	41,399	(190)
1,969	EUR	Royal Bank of Canada	09/13/16	2,207	2,196	11
34,606	GBP	Citibank, N.A.	09/13/16	45,196	45,453	(257)
12,742	GBP	Goldman Sachs International	09/13/16	16,809	16,736	73
664	GBP	Royal Bank of Canada	09/13/16	872	872	— (h)
34,374	GBP	State Street Corp.	09/13/16	44,585	45,148	(563)
458,011	MXN	Citibank, N.A.	09/13/16	24,489	24,328	161
25,981	MXN	State Street Corp.	09/13/16	1,366	1,380	(14)
54,699	NZD	Goldman Sachs International	09/13/16	39,521	39,671	(150)
86,628	ZAR	Barclays Bank plc	09/13/16	6,284	5,879	405
179,256	ZAR	Citibank, N.A.	09/13/16	12,640	12,165	475
93,764	ZAR	Deutsche Bank AG	09/13/16	7,007	6,364	643
				517,586	516,942	644

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016

AUD	— Australian Dollar
CAD	— Canadian Dollar
CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
CMO	— Collateralized Mortgage Obligation
EUR	— Euro
GBP	— British Pound
GMAC	— General Motors Acceptance Corp.
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2016. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities
Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2016.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2016.
ZAR	— South African Rand
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2016.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of August 31, 2016.
(n)	— The rate shown is the effective yield at the date of purchase.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Securities are perpetual and thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rates in effect as of August 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2016

(Amounts in thousands, except per share amounts)

Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,361,020
Investments in affiliates, at value	5,902

Total investment securities, at value	1,366,922
Cash	2,052
Foreign currency, at value	7,235
Deposits at broker for futures contracts	4,968
Receivables:
Investment securities sold	22,418
Fund shares sold	5,114
Interest from non-affiliates	15,663
Dividends from affiliates	10
Tax reclaims	46
Variation margin on futures contracts	338
Unrealized appreciation on forward foreign currency exchange contracts	1,918

Total Assets	1,426,684

LIABILITIES:
Payables:
Investment securities purchased	20,861
Fund shares redeemed	628
Unrealized depreciation on forward foreign currency exchange contracts	3,503
Accrued liabilities:
Investment advisory fees	521
Administration fees	21
Distribution fees	55
Shareholder servicing fees	127
Custodian and accounting fees	50
Collateral management fees	23
Other	223

Total Liabilities	26,012

Net Assets	$1,400,672

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,415,371
Accumulated undistributed (distributions in excess of) net investment income	4,230
Accumulated net realized gains (losses)	(28,793)
Net unrealized appreciation (depreciation)	9,864

Total Net Assets	$1,400,672

Net Assets:
Class A	$125,248
Class C	49,223
Class R6	155,660
Select Class	1,070,541

Total	$1,400,672

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,227
Class C	4,820
Class R6	15,161
Select Class	104,304

Net Asset Value (a):
Class A — Redemption price per share	$10.24
Class C — Offering price per share (b)	10.21
Class R6 — Offering and redemption price per share	10.27
Select Class — Offering and redemption price per share	10.26
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.64

Cost of investments in non-affiliates	$1,352,017
Cost of investments in affiliates	5,902
Cost of foreign currency	7,118

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	31

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2016

(Amounts in thousands)

Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$59,199
Interest income from affiliates	9
Dividend income from non-affiliates	14
Dividend income from affiliates	102
Foreign taxes withheld	(15)

Total investment income	59,309

EXPENSES:
Investment advisory fees	6,905
Administration fees	1,029
Distribution fees:
Class A	221
Class C	213
Shareholder servicing fees:
Class A	221
Class C	71
Select Class	2,507
Custodian and accounting fees	271
Interest expense to affiliates	5
Professional fees	134
Collateral management fees	35
Trustees’ and Chief Compliance Officer’s fees	17
Printing and mailing costs	61
Registration and filing fees	150
Transfer agency fees (See Note 2.H.)	28
Sub-transfer agency fees (See Note 2.H.)	232
Other	19

Total expenses	12,119

Less fees waived	(3,828)
Less earnings credits	— (a)
Less expense reimbursements	(6)

Net expenses	8,285

Net investment income (loss)	51,024

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(40,416)
Futures	1,643
Foreign currency transactions	26,784
Options written	(463)

Net realized gain (loss)	(12,452)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	48,861
Futures	2,158
Foreign currency translations	1,015

Change in net unrealized appreciation/depreciation	52,034

Net realized/unrealized gains (losses)	39,582

Change in net assets resulting from operations	$90,606

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,024	$30,600
Net realized gain (loss)	(12,452)	7,421
Change in net unrealized appreciation/depreciation	52,034	(44,260)

Change in net assets resulting from operations	90,606	(6,239)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,239)	(2,055)
From net realized gains	—	(22)
Class C
From net investment income	(1,255)	(380)
From net realized gains	—	(4)
Class R6
From net investment income	(6,999)	(3,564)
From net realized gains	—	(29)
Select Class
From net investment income	(52,977)	(30,396)
From net realized gains	—	(308)

Total distributions to shareholders	(65,470)	(36,758)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	241,385	973,190

NET ASSETS:
Change in net assets	266,521	930,193
Beginning of period	1,134,151	203,958

End of period	$1,400,672	$1,134,151

Accumulated undistributed (distributions in excess of) net investment income	$4,230	$10,935

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$100,815	$74,560
Distributions reinvested	4,173	2,052
Cost of shares redeemed	(47,414)	(28,498)

Change in net assets resulting from Class A capital transactions	$57,574	$48,114

Class C
Proceeds from shares issued	$39,751	$11,057
Distributions reinvested	1,148	348
Cost of shares redeemed	(6,345)	(2,236)

Change in net assets resulting from Class C capital transactions	$34,554	$9,169

Class R6
Proceeds from shares issued	$86,783	$89,470
Distributions reinvested	2,415	2,081
Cost of shares redeemed	(51,649)	(20,147)

Change in net assets resulting from Class R6 capital transactions	$37,549	$71,404

Select Class
Proceeds from shares issued	$808,159	$1,161,770
Distributions reinvested	13,467	5,132
Cost of shares redeemed	(709,918)	(322,399)

Change in net assets resulting from Select Class capital transactions	$111,708	$844,503

Total change in net assets resulting from capital transactions	$241,385	$973,190

SHARE TRANSACTIONS:
Class A
Issued	10,154	7,218
Reinvested	423	200
Redeemed	(4,779)	(2,794)

Change in Class A Shares	5,798	4,624

Class C
Issued	4,013	1,071
Reinvested	117	34
Redeemed	(644)	(218)

Change in Class C Shares	3,486	887

Class R6
Issued	8,827	8,669
Reinvested	245	203
Redeemed	(5,270)	(1,968)

Change in Class R6 Shares	3,802	6,904

Select Class
Issued	81,537	112,226
Reinvested	1,363	499
Redeemed	(72,538)	(31,301)

Change in Select Class Shares	10,362	81,424

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Bond Opportunities Fund
Class A
Year Ended August 31, 2016	$10.01	$0.38	(f)	$0.34	$0.72	$(0.49)	$—	$(0.49)
Year Ended August 31, 2015	10.60	0.40	(f)	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	(f)	0.38	0.80	(0.35)	(0.05)	(0.40)
September 4, 2012 (h) through August 31, 2013	10.00	0.45		0.16	0.61	(0.41)	—	(0.41)

Class C
Year Ended August 31, 2016	9.99	0.34	(f)	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(f)	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	(f)	0.39	0.76	(0.33)	(0.05)	(0.38)
September 4, 2012 (h) through August 31, 2013	10.00	0.44		0.14	0.58	(0.37)	—	(0.37)

Class R6
Year Ended August 31, 2016	10.03	0.42	(f)	0.35	0.77	(0.53)	—	(0.53)
Year Ended August 31, 2015	10.61	0.44	(f)	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	(f)	0.36	0.84	(0.39)	(0.05)	(0.44)
September 4, 2012 (h) through August 31, 2013	10.00	0.52		0.14	0.66	(0.45)	—	(0.45)

Select Class
Year Ended August 31, 2016	10.03	0.40	(f)	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(f)	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	(f)	0.37	0.82	(0.37)	(0.05)	(0.42)
September 4, 2012 (h) through August 31, 2013	10.00	0.50		0.14	0.64	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014 and for the period ended August 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$10.24	7.51%	$125,248	0.89%		3.81%		1.27%		71%
10.01	(1.26)	64,383	0.89		3.85		1.27		90
10.60	8.01	19,131	0.89	(g)	4.01	(g)	1.49	(g)	77
10.20	6.12	203	0.90	(g)	4.66	(g)	2.41	(g)	117

10.21	7.03	49,223	1.29		3.40		1.76		71
9.99	(1.63)	13,324	1.29		3.44		1.79		90
10.59	7.55	4,727	1.29	(g)	3.49	(g)	1.98	(g)	77
10.21	5.77	53	1.30	(g)	4.30	(g)	2.54	(g)	117

10.27	8.01	155,660	0.49		4.23		0.69		71
10.03	(0.86)	113,977	0.49		4.22		0.71		90
10.61	8.38	47,277	0.49	(g)	4.53	(g)	1.00	(g)	77
10.21	6.58	53	0.50	(g)	5.10	(g)	1.55	(g)	117

10.26	7.76	1,070,541	0.64		4.09		0.95		71
10.03	(0.97)	942,467	0.64		4.08		0.97		90
10.61	8.22	132,823	0.64	(g)	4.30	(g)	1.26	(g)	77
10.21	6.43	26,731	0.65	(g)	4.95	(g)	1.80	(g)	117

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Bond Opportunities Fund	Class A, Class C, Class R6 and Select Class	Diversified*

*	Prior to September 4, 2015, the Fund was non-diversified.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2016.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$3,570	$100	$3,670
Ireland	—	—	770	770
Italy	—	24	—	24
United States	—	8,068	45,896	53,964

Total Asset-Backed Securities	—	11,662	46,766	58,428

Collateralized Mortgage Obligations
Agency CMO
United States	—	17,474	—	17,474
Non-Agency CMO
Italy	—	—	130	130
Spain	—	67	—	67
United States	—	21,552	—	21,552

Total Collateralized Mortgage Obligations	—	39,093	130	39,223

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	109	109
United States	—	86,709	26,723	113,432

Total Commercial Mortgage-Backed Securities	—	86,709	26,832	113,541

Convertible Bonds
Netherlands	—	1,777	—	1,777
United States	—	17,495	—	17,495

Total Convertible Bonds	—	19,272	—	19,272

Corporate Bonds
Argentina	—	2,686	—	2,686
Australia	—	69	—	69
Austria	—	3,846	—	3,846
Bahamas	—	113	—	113
Belgium	—	2,682	—	2,682
Bermuda	—	472	—	472
Brazil	—	2,812	—	2,812

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Canada	$—	$13,936	$1,909	$15,845
Cayman Islands	—	11,613	—	11,613
Chile	—	3,592	—	3,592
Denmark	—	268	—	268
France	—	35,892	—	35,892
Germany	—	26,695	—	26,695
Hong Kong	—	3,908	—	3,908
Ireland	—	18,427	—	18,427
Italy	—	11,583	—	11,583
Japan	—	1,139	—	1,139
Kazakhstan	—	6,044	—	6,044
Luxembourg	—	76,415	—	76,415
Mexico	—	5,586	—	5,586
Morocco	—	3,672	—	3,672
Netherlands	—	58,154	—	58,154
Norway	—	3,325	—	3,325
Spain	—	1,736	—	1,736
Sweden	—	7,356	—	7,356
Switzerland	—	7,553	—	7,553
United Arab Emirates	—	3,390	—	3,390
United Kingdom	—	79,487	—	79,487
United States	—	366,465	513	366,978

Total Corporate Bonds	—	758,916	2,422	761,338

Foreign Government Securities	—	273,168	—	273,168
Preferred Securities
Australia	—	1,365	—	1,365
Belgium	—	2,175	—	2,175
Denmark	—	437	—	437
France	—	6,211	—	6,211
Germany	—	381	—	381
Ireland	—	2,017	—	2,017
Italy	—	1,144	—	1,144
Luxembourg	—	1,447	—	1,447
Netherlands	—	1,328	—	1,328
Sweden	—	434	—	434
Switzerland	—	1,650	—	1,650
United Kingdom	—	6,435	—	6,435
United States	—	21,686	—	21,686

Total Preferred Securities	—	46,710	—	46,710

Preferred Stocks
Cayman Islands	—	—	47	47
Common Stocks
United States	9	—	—	9
Loan Assignments
Australia	—	634	—	634
Canada	—	3,194	—	3,194
Luxembourg	—	2,471	—	2,471
Netherlands	—	536	—	536
Singapore	—	594	—	594
United Kingdom	—	347	—	347
United States	—	41,088	—	41,088

Total Loan Assignments	—	48,864	—	48,864

Warrant
Canada	—	—	135	135

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investment
Investment Company	$5,902	$—	$—	$5,902
U.S. Treasury Obligation	—	285	—	285

Total Investments in Securities	$5,911	$1,284,679	$76,332	$1,366,922

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$1,918	$—	$1,918
Futures Contracts	3,172	—	—	3,172

Total Appreciation in Other Financial Instruments	$3,172	$1,918	$—	$5,090

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,503)	$—	$(3,503)
Futures Contracts	(866)	—	—	(866)

Total Depreciation in Other Financial Instruments	$(866)	$(3,503)	$—	$(4,369)

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the year ended August 31, 2016.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2016
Investments in Securities:
Asset-Backed Securities —Cayman Islands	$250	$—	$(22)	$—	$—	$(128)	$—	$—	100
Asset-Backed Securities —Ireland	785	—	(15)	—	—	—	—	—	770
Asset-Backed Securities —United States	41,556	—	(196)	53	9,704	(14,663)	10,492	(1,050)	45,896
Collateralized Mortgage Obligation — Non-Agency CMO — Italy	129	—	—	1	—	—	—	—	130
Commercial Mortgage-Backed Securities —Cayman Islands	111	—	(2)	—	—	—	—	—	109
Commercial Mortgage-Backed Securities —United States	33,667	(333)	(336)	2	3,490	(9,767)	—	—	26,723
Corporate Bonds — Canada	—	—	74	29	1,806	—	—	—	1,909
Corporate Bonds — United States	5	(45)	(76)	—	—	(40)	674	(5)	513
Loan Assignment — United States	196	—	—	—	—	(196)	—	—	—
Preferred Stock — Cayman Islands	—	—	(3)	—	—	—	50	—	47
Warrant — Canada	—	—	135	—	—	—	—	—	135

	$76,699	$(378)	$(441)	$85	$15,000	$(24,794)	$11,216	$(1,055)	$76,332

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers among all levels are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine the price for the year ended August 31, 2016.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2016, which were valued using significant unobservable inputs (level 3), amounted to approximately $(623,000). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

	$44,346	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (4.07%)
			Constant Default Rate	0.00% - 50.00% (17.68%)
			Yield (Discount Rate of Cash Flows)	2.23% - 25.00% (4.38%)

Asset-Backed Securities	44,346

	24,584	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	3.80% - 199.00% (27.26%)

Commercial Mortgage-Backed Securities	24,584

	2,422	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	0.00% - 11.32% (7.31%)
			Projected Principal Writedown	100.00% (100.00%)

Corporate Bonds	2,422

	135	Intrinsic Value	Implied Minority / Liquidity Discount	20% (20%)

Warrants	135

Total	$71,487

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At August 31, 2016, the value of these investments was approximately $4,845,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of August 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

D. Derivatives — The Fund used derivative instruments including options, futures and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures and securities to manage and hedge interest rate risks within the portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended August 31, 2016 were as follows (amounts in thousands, except number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at August 31, 2015	—	$—
Options written	388	139
Options expired	—	—
Options closed	(388)	(139)

Options outstanding at August 31, 2016	—	$—

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). As of August 31, 2016, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of August 31, 2016, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$3,172	$—	$3,172
Foreign exchange contracts	Receivables	—	1,918	1,918

Total		$3,172	$1,918	$5,090

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(866)	$—	$(866)
Foreign exchange contracts	Payables	—	(3,503)	(3,503)

Total		$(866)	$(3,503)	$(4,369)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2016 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets subject to netting agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$8	$(8)	$—	$—
Barclays Bank plc	405	—		405
Citibank, N.A.	658	(658)	—	—
Deutsche Bank AG	652	(141)	—	511
Goldman Sachs International	102	(102)	—	—
Royal Bank of Canada	11	—	—	11
Standard Chartered Bank	82	(39)	—	43

	$1,918	$(948)	$—	$970

Counterparty	Gross Amount of Derivative Liabilities subject to netting agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
BNP Paribas	$11	$(8)	$—	$3
Citibank, N.A.	2,274	(658)	—	1,616
Credit Suisse International	100	—	—	100
Deutsche Bank AG	141	(141)	—	—
Goldman Sachs International	150	(102)	—	48
Merrill Lynch International	190	—	—	190
Standard Chartered Bank	39	(39)	—	—
State Street Corp.	577	—	—	577
TD Bank Financial Group	21	—		21

	$3,503	$(948)	$—	$2,555

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2016, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Options	Total
Interest rate contracts	$1,643	$—	$502	$2,145
Foreign exchange contracts	—	26,294	—	26,294
Credit Contracts	—	—	(3)	(3)

Total	$1,643	$26,294	$499	$28,436

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$2,158	$—	$2,158
Foreign exchange contracts	—	814	814

Total	$2,158	$814	$2,972

The Fund’s derivatives contracts held at August 31, 2016 are not accounted for as hedging instruments under GAAP.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended August 31, 2016 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$233,121
Average Notional Balance Short	495,367
Ending Notional Balance Long	673,288
Ending Notional Balance Short	721,548

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	44,194
Average Settlement Value Sold	469,484
Ending Settlement Value Purchased	53,683
Ending Settlement Value Sold	517,586

Exchange-Traded Options:
Average Number of Contracts Purchased	220
Average Number of Contracts Written	90

Swaptions & OTC Options:
Average Notional Balance Purchased	231

E. When Issued, Delayed Delivery Securities and Forward Commitments — The Fund purchased when issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until settlement date.

The Fund did not have when issued securities, forward commitments nor delayed delivery securities outstanding as of August 31, 2016.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R6	Select Class	Total
Transfer agency fees	$7	$5	$2	$14	$28
Sub-transfer agency fees	64	16	—	152	232

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)

$—	$7,741	$(7,741)

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2016, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$47	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts are paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (effective January 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
0.90%	1.30%	0.50%	0.65%

The expense limitation agreement was in effect for the year ended August 31, 2016 and is in place until at least December 31, 2016.

For the year ended August 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$1,424	$936	$1,384	$3,744	$6

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective December 29, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to December 29, 2015, a portion of the waiver was voluntary.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2016 were approximately $84,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,159,881	$835,745

During the year ended August 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$1,359,346	$39,066	$31,490	$7,576

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent preferred debt instruments.

The tax character of distributions paid during the year ended August 31, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$65,470	$—	$65,470

*	Short-term gains are treated as ordinary income for income tax purposes

The tax character of distributions paid during the year ended August 31, 2015 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$36,758	$—	$36,758

*	Short-term gains are treated as ordinary income for income tax purposes

As of August 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,357	$(11,471)	$5,257

The cumulative timing differences primarily consist of post-October capital loss deferrals, mark to market of forward foreign currency contracts, straddle loss deferrals and investments in contingent preferred debt instruments.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

As of August 31, 2016, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$8,505	$2,966

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2016, the Fund deferred to September 1, 2016 the following post-October net capital losses of (amounts in thousands):

Net Capital Loss
Short-Term	Long-Term
$6,031	$9,803

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2016. Average borrowings from the Facility for the year ended August 31, 2016, were as follows (amounts in thousands):

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$12,120	0.45%	1	$—	(a)

(a)	Amounts rounds to less than 500.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statement of Operations.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended August 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2016, the Fund had two affiliated omnibus accounts which collectively represented 51.9% of the Fund’s net assets.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2016, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Bond Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Bond Opportunities Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2016

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	151	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	53

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	55

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2016, and continued to hold your shares at the end of the reporting period, August 31, 2016.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$1,087.90	$4.67	0.89%
Hypothetical	1,000.00	1,020.66	4.52	0.89
Class C
Actual	1,000.00	1,085.80	6.76	1.29
Hypothetical	1,000.00	1,018.65	6.55	1.29
Class R6
Actual	1,000.00	1,090.70	2.63	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Select Class
Actual	1,000.00	1,089.00	3.41	0.65
Hypothetical	1,000.00	1,021.87	3.30	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The

Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), and a sub-set of funds within the Universe (the “Peer Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Bond Opportunities Fund’s performance for Class A shares was in the second and first quintiles based upon the Peer Group and Universe, for the one-, and three-year period ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in the second and first quintiles, based on the Universe, for the one- and three- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that that the Global Bond Opportunities Fund’s net advisory fee for Class A shares was in the first quintile based upon the Peer Group and in the second quintile based upon the Universe. The Trustees noted that the actual total expenses for both Class A shares and Select Class shares were in the first quintile based upon the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	59

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. August 2016.	AN-GBO-816

Annual Report

J.P. Morgan Income Funds

August 31, 2016

JPMorgan Floating Rate Income Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 22, 2016 (Unaudited)

Dear Shareholder,

While the strength of the U.S. economy persuaded the U.S. Federal Reserve (the “Fed”) to raise interest rates in December 2015, the past twelve months were generally marked by slow global economic growth and continued stimulus from central banks around the world.

“A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs.”

During the year ended August 31, 2016, global financial markets rebounded from three distinct and sharp sell-offs, sparked by concern about China’s economy and Britain’s June 23rd vote to exit the European Union. By August 2016, investors’ appetite for risk had returned, driving up prices for both stocks and bonds and pushing market volatility to record lows.

Meanwhile, U.S. gross domestic product remained low but positive through the first and second quarters of 2016. Unemployment fell to 4.9% in August 2016 from 5.1% in September 2015. By the end of August 2016, sales of new homes in the U.S. returned to levels last seen before the 2008 financial crisis.

Overseas, the European Central Bank (ECB) surprised financial markets in early March with a further cut in interest rates and an expansion of its own quantitative easing program, along with other specific stimulus policies. In July, the ECB maintained its key interest rate at zero. Partly in response to the Brexit vote, Britain’s central bank cut interest rates in August to their lowest level in the bank’s 322-year history and reintroduced a quantitative easing program and began buying corporate bonds. After introducing negative interest rates in early 2016 to combat sputtering growth, the Bank of Japan changed direction in early September 2016 and unveiled a “yield curve control” to improve commercial bank earnings and investment returns for pension funds and insurers.

The ultimate effect of these central bank actions was to produce negative yields on government bonds in Europe and Japan, which led to a bond market rally in the U.S. as investors sought returns in U.S. Treasury bonds. Bond yields generally move in the opposite direction of bond prices and the bond market rally pushed Treasury bond yields to record lows in July.

In this environment, the financial market’s implied probability of an interest rate increase at the Fed’s September meeting rose to 36% at the end of August. However, the U.S. central bank declined to raise rates, citing below-target inflation data and concerns about continued job growth.

While Fed Chairwoman Janet Yellen indicated there is a greater likelihood of an interest rate increase in December 2016, both the International Monetary Fund and the World Bank have issued warnings about slowing economic growth in the U.S. and the rest of the world.

During the twelve months ended August 2016, U.S. investors generally enjoyed solid returns in both bond and stock markets. A remarkable feature of the past twelve months was the ability of financial markets to rebound from three painful sell-offs. We believe this outcome clearly illustrates the wisdom of an investment perspective that is diversified, persistent and is guided by a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.55%
Credit Suisse Leveraged Loan Index	3.74%
Barclays U.S. Aggregate Index	5.97%

Net Assets as of 8/31/2016 (In Thousands)	$1,811,299

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. financial markets rebounded from three distinct downturns to deliver positive returns for the twelve month reporting period. Following a global sell-off in equities at the end of August 2015, bond and equity markets in the U.S. had fully recovered by the end of October 2015. January 2016 marked the worst start to any year on record for U.S. equity prices. But by April 2016, leading market indexes were once again in positive territory. Global equity and bond markets plummeted again at the end of June, when British voters approved their country’s exit from the European Union (“Brexit”).

Within days of the Brexit sell-off, global markets had generally recovered and investors continued to buy both U.S. equities and bonds. Central bank policies drove government bond yields, which generally move inversely to bond prices, into negative territory in Japan and Europe. Overseas buying of U.S. debt helped push yields on 10-year Treasury bonds to a record low of 1.32% in July. The relative health of the U.S. economy also bolstered prices for corporate bonds, particularly for high yield bonds (also known as “junk bonds”), which generally outperformed investment grade bonds during the reporting period. The Barclays U.S. Aggregate Index returned 5.97% and the Barclays High Yield Corporate Index returned 9.07% for the twelve months ended August 31, 2016.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Credit Suisse Leveraged Loan Index (the “Benchmark”) for the twelve months ended August 31, 2016. The Fund’s overweight position in the energy sector and its underweight position and security selection in the information technology sector were leading detractors from performance relative to the Benchmark. The Fund’s cash position also detracted from relative performance.

The Fund’s overweight position and security selection in the metals/mining sector and its overweight position in the food and drug sector were leading positive contributors to relative performance.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark during the twelve month reporting period, the Fund was overweight in bonds rated BBB and BB and was generally underweight in securities rated B, CCC and CC to D. The Fund’s portfolio managers generally upgraded the credit quality of the portfolio during the reporting period and gained exposure to higher quality bonds mainly by investing in floating rate debt instruments issued by corporations and, to a lesser extent, fixed rate short duration corporate debt securities.

PORTFOLIO COMPOSITION***
Loan Assignments	77.9%
Corporate Bonds	13.2
Others (each less than 1.0%)	0.7
Short-Term Investment	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2016. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 1, 2011
With Sales Charge*		0.10%	3.41%	2.16%
Without Sales Charge		2.40	4.21	2.91
CLASS C SHARES	June 1, 2011
With CDSC**		0.78	3.67	2.39
Without CDSC		1.78	3.67	2.39
CLASS R6 SHARES	October 31, 2013	2.65	4.52	3.22
SELECT CLASS SHARES	June 1, 2011	2.55	4.45	3.16

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 8/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2016. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The performance of the Lipper Loan

Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 13.4%
	Consumer Discretionary — 1.7%
	Automobiles — 0.2%
3,417	Jaguar Land Rover Automotive plc, (United Kingdom), 4.125%, 12/15/18 (e)	3,520

	Hotels, Restaurants & Leisure — 0.1%
825	Landry’s, Inc., 9.375%, 05/01/20 (e)	868
1,780	MGM Resorts International, 5.250%, 03/31/20	1,899

		2,767

	Media — 1.2%
2,245	Cablevision Systems Corp., 8.625%, 09/15/17	2,386
2,600	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.579%, 07/23/20 (e)	2,719
10,000	DISH DBS Corp., 7.875%, 09/01/19	11,150
4,000	Gray Television, Inc., 7.500%, 10/01/20	4,160
1,500	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20	1,537

		21,952

	Specialty Retail — 0.2%
	Claire’s Stores, Inc.,
1,872	6.125%, 03/15/20 (e)	992
4,000	9.000%, 03/15/19 (e)	2,306

		3,298

	Total Consumer Discretionary	31,537

	Consumer Staples — 0.3%
	Beverages — 0.1%
1,600	DS Services of America, Inc., 10.000%, 09/01/21 (e)	1,796

	Food Products — 0.2%
2,277	Bumble Bee Holdings, Inc., 9.000%, 12/15/17 (e)	2,317
1,800	Smithfield Foods, Inc., 5.250%, 08/01/18 (e)	1,818

		4,135

	Total Consumer Staples	5,931

	Energy — 1.5%
	Energy Equipment & Services — 0.2%
3,696	SESI LLC, 7.125%, 12/15/21	3,613

	Oil, Gas & Consumable Fuels — 1.3%
5,000	Antero Resources Corp., 6.000%, 12/01/20	5,119
5,000	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	5,225
4,000	Rockies Express Pipeline LLC, 6.850%, 07/15/18 (e)	4,235
4,000	Sunoco LP/Sunoco Finance Corp., 5.500%, 08/01/20 (e)	4,060

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
4,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/19	4,260

		22,899

	Total Energy	26,512

	Financials — 1.3%
	Consumer Finance — 0.8%
12,050	Ally Financial, Inc., 8.000%, 03/15/20	13,857

	Thrifts & Mortgage Finance — 0.5%
8,940	Radian Group, Inc., 5.250%, 06/15/20	9,459

	Total Financials	23,316

	Health Care — 2.5%
	Health Care Equipment & Supplies — 0.2%
3,000	Mallinckrodt International Finance S.A., (Luxembourg), 3.500%, 04/15/18	3,004

	Health Care Providers & Services — 2.0%
2,911	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	2,947
	HCA, Inc.,
7,000	4.250%, 10/15/19	7,341
3,000	6.500%, 02/15/20	3,312
	Tenet Healthcare Corp.,
4,000	4.375%, 10/01/21	3,990
18,273	VAR, 4.153%, 06/15/20	18,227

		35,817

	Health Care Technology — 0.3%
6,000	Change Healthcare Holdings, Inc., 11.000%, 12/31/19	6,345

	Total Health Care	45,166

	Industrials — 1.2%
	Aerospace & Defense — 0.1%
2,272	Bombardier, Inc., (Canada), 4.750%, 04/15/19 (e)	2,278

	Airlines — 0.4%
272	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	284
2,247	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	2,449
899	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	967
3,648	Continental Airlines 2012-3 Class C Pass-Through Certificates, 6.125%, 04/29/18	3,830

		7,530

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Commercial Services & Supplies — 0.5%
11,745	ILFC E-Capital Trust I, VAR, 3.980%, 12/21/65 (e)	9,378

	Machinery — 0.1%
3,200	Bluewater Holding B.V., (Netherlands), Reg. S, 10.000%, 12/10/19 (e)	1,408

	Marine — 0.1%
2,290	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	1,838

	Total Industrials	22,432

	Information Technology — 1.2%
	Electronic Equipment, Instruments & Components — 0.2%
3,400	Anixter, Inc., 5.625%, 05/01/19	3,600

	Semiconductors & Semiconductor Equipment — 0.2%
2,615	NXP B.V./NXP Funding LLC, (Netherlands), 4.125%, 06/01/21 (e)	2,735

	Software — 0.5%
4,350	Infor U.S., Inc., 5.750%, 08/15/20 (e)	4,591
5,000	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	5,119

		9,710

	Technology Hardware, Storage & Peripherals — 0.3%
5,838	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 4.420%, 06/15/21 (e)	6,108

	Total Information Technology	22,153

	Materials — 1.0%
	Chemicals — 0.1%
1,000	Rain CII Carbon LLC/CII Carbon Corp., 8.000%, 12/01/18 (e)	967

	Construction Materials — 0.5%
9,545	Cemex S.A.B. de C.V., (Mexico), VAR, 5.430%, 10/15/18 (e)	9,843

	Containers & Packaging — 0.2%
4,195	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, VAR, 4.127%, 07/15/21 (e)	4,258

	Metals & Mining — 0.2%
1,760	Steel Dynamics, Inc., 6.125%, 08/15/19	1,817
897	United States Steel Corp., 8.375%, 07/01/21 (e)	976

		2,793

	Total Materials	17,861

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
3,000	Equinix, Inc., 5.375%, 01/01/22	3,204
4,330	Iron Mountain, Inc., 6.000%, 10/01/20 (e)	4,601
1,255	VEREIT Operating Partnership LP, 4.125%, 06/01/21	1,311

	Total Real Estate	9,116

	Telecommunication Services — 1.4%
	Diversified Telecommunication Services — 0.9%
2,500	Cincinnati Bell, Inc., 8.375%, 10/15/20	2,587
	Frontier Communications Corp.,
6,570	7.125%, 03/15/19	7,079
1,250	8.125%, 10/01/18	1,375
2,750	8.500%, 04/15/20	2,967
2,135	Level 3 Financing, Inc., VAR, 4.407%, 01/15/18	2,146

		16,154

	Wireless Telecommunication Services — 0.5%
3,000	SoftBank Group Corp., (Japan), 4.500%, 04/15/20 (e)	3,120
5,000	T-Mobile USA, Inc., 6.625%, 11/15/20	5,162

		8,282

	Total Telecommunication Services	24,436

	Utilities — 0.8%
	Independent Power & Renewable Electricity Producers — 0.8%
4,216	AES Corp., VAR, 3.842%, 06/01/19	4,216
3,000	GenOn Energy, Inc., 9.875%, 10/15/20	2,115
7,770	NRG Energy, Inc., 8.250%, 09/01/20	7,984

	Total Utilities	14,315

	Total Corporate Bonds (Cost $244,481)	242,775

SHARES
Common Stock — 0.0% (g)
	Energy — 0.0% (g)
	Oil Gas & Consumable Fuels
1	Southcross Holdings LP (Cost $470)	494

Preferred Stock — 0.7%
	Financials — 0.7%
	Insurance — 0.7%
16	XLIT Ltd., (Cayman Islands), Series D, VAR, 3.800%, 10/03/16 ($1,000 par value) @ (Cost $13,587)	12,849

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — 79.1%
	Consumer Discretionary — 19.1%
	Auto Components — 1.2%
18,846	CS Intermediate Holdco 2 LLC, Term Loan, VAR, 4.000%, 04/04/21	18,912
816	Key Safety Systems, Inc., Initial Term Loan, VAR, 5.500%, 08/29/21 ^	816
1,243	Metaldyne Performance Group (MPG Holdco I, Inc.), Initial Term Loan, VAR, 3.750%, 10/20/21	1,242

		20,970

	Automobiles — 0.5%
6,087	Chrysler Group LLC, Term Loan B, VAR, 3.500%, 05/24/17	6,095
2,844	Chrysler Group LLC, Tranche B Term Loan, VAR, 3.250%, 12/31/18	2,846

		8,941

	Diversified Consumer Services — 0.9%
16,671	Spin Holdco, Inc., Initial Term Loan, VAR, 4.250%, 11/14/19	16,500

	Hotels, Restaurants & Leisure — 4.6%
7,546	American Casino & Entertainment Properties LLC, Term Loan, VAR, 4.750%, 07/07/22	7,584
9,701	CBAC Borrower LLC, Term Loan B, VAR, 8.250%, 07/02/20	9,459
6,882	Golden Nugget, Inc., Closing Date Facility Term Loan, VAR, 5.500%, 11/21/19	6,912
2,949	Golden Nugget, Inc., Delayed Draw Term Loan, VAR, 5.500%, 11/21/19	2,962
7,633	Graton Economic Development Authority, Incremental Term B Loan, VAR, 4.750%, 09/01/22	7,648
750	Hilton Worldwide Finance LLC, Initial Term Loan, VAR, 3.500%, 10/26/20	752
7,685	Hilton Worldwide Finance LLC, Term Loan B2, VAR, 3.285%, 10/25/23	7,734
12,712	Intrawest Operations Group LLC, Initial Term Loan, VAR, 5.000%, 12/09/20	12,756
11,308	Landry’s, Inc., Term Loan, VAR, 4.000%, 04/24/18	11,313
2,699	MotorCity Casino aka CCM Merger, Term Loan, VAR, 4.500%, 08/06/21	2,712
13,870	Scientific Games Corp., Initial Term Loan, VAR, 6.000%, 10/18/20	13,870

		83,702

	Internet & Direct Marketing Retail — 0.6%
13,633	Lands’ End, Inc., Initial Term B Loan, VAR, 4.250%, 04/04/21	10,886

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Leisure Products — 1.1%
14,475	Delta 2 Sarl, USD Facility B-3, VAR, 4.750%, 07/30/21	14,392
7,070	FGI Operating Co. LLC, Term B Loan, VAR, 5.500%, 04/19/19	6,433

		20,825

	Media — 7.2%
5,344	AMC Entertainment, Inc., 1st Lien Term Loan, VAR, 4.000%, 12/15/22	5,375
4,894	Charter Communications Operating LLC, Term Loan, VAR, 3.500%, 01/24/23	4,918
11,461	CSC Holdings LLC, Initial Term Loan, VAR, 5.000%, 10/09/22	11,550
9,204	EMI Group N.A. Holdings, Term B-3 Loan, VAR, 4.000%, 08/19/22	9,204
12,461	iHeartCommunications, Inc., Term Loan D, VAR, 7.274%, 01/30/19	9,552
2,795	iHeartCommunications, Inc., Tranche E Term Loan, VAR, 8.024%, 07/30/19	2,136
10,700	Media General, Inc., Term B Loan, VAR, 4.000%, 07/31/20	10,700
3,591	Mission Broadcasting, Inc., Incremental Tranche B-1 Term Loan, VAR, 3.750%, 10/01/20	3,589
4,072	Nexstar Broadcasting, Inc., Term B-2 Loan, VAR, 3.750%, 10/01/20	4,070
7,947	NVA Holdings, Inc., 1st Lien Term Loan, VAR, 4.750%, 08/14/21	7,934
17,307	Tribune Media Co., Term Loan B, VAR, 3.750%, 12/27/20	17,340
6,785	Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	6,779
25,642	Univision Communications, Inc., Replacement 1st Lien Term Loan, VAR, 4.000%, 03/01/20 ^	25,628
1,968	Vertis, Inc., 1st Lien Term Loan, VAR, 12.000%, 12/20/15 (d)	—	(h)
10,825	WMG Acquisition Corp., Tranche B Refinancing Term Loan, VAR, 3.750%, 07/01/20	10,789

		129,564

	Multiline Retail — 0.6%
11,453	Neiman Marcus Group, Inc., Other Term Loan, VAR, 4.250%, 10/25/20	10,737

	Specialty Retail — 1.4%
8,125	Harbor Freight Tools USA, Inc., 1st Lien Term Loan, VAR, 4.000%, 08/11/23	8,140
12,873	J. Crew Group, Inc., Initial Loan, VAR, 4.000%, 03/05/21	10,144

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Specialty Retail — continued
7,473	Serta Simmons Holdings LLC, 1st Lien Senior Secured Term Loan, VAR, 4.250%, 10/01/19	7,495

		25,779

	Textiles, Apparel & Luxury Goods — 1.0%
6,406	Cole Haan LLC, Term B-1 Loan, VAR, 5.000%, 01/31/20	4,925
4,900	Nine West Holdings, Inc., Initial Loan, VAR, 4.750%, 10/08/19	2,450
9,800	SAMSONITE IP Holdings Sarl, 1st Lien Term Loan B, VAR, 4.000%, 05/15/23	9,898

		17,273

	Total Consumer Discretionary	345,177

	Consumer Staples — 8.2%
	Food & Staples Retailing — 4.1%
10,573	Albertson’s LLC, 2016-1 Term Loan B-4, VAR, 4.500%, 08/25/21	10,614
16,100	Albertson’s LLC, 2016-1 Term Loan B-5, VAR, 4.750%, 12/21/22	16,186
13,000	Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	13,020
35,096	SUPERVALU, Inc., Term Loan B, VAR, 5.500%, 03/21/19	35,107

		74,927

	Food Products — 3.2%
20,639	Dole Food Co., Inc., Tranche B Term Loan, VAR, 4.501%, 11/01/18	20,699
18,027	Hearthside Group Holdings LLC, Term Loan, VAR, 4.500%, 06/02/21	18,027
12,626	Pinnacle Foods Finance LLC, 1st Lien Term Loan G, VAR, 3.250%, 04/29/20	12,655
1,274	Pinnacle Foods Finance LLC, Fourth Amendment Tranche I Term Loan, VAR, 3.270%, 01/13/23	1,281
4,127	Pinnacle Foods Finance LLC, Tranche H Term Loan, VAR, 3.250%, 04/29/20	4,135
1,007	Prestige Brands, Inc., 1st Lien Term Loan B-3, VAR, 3.525%, 09/03/21	1,010

		57,807

	Household Products — 0.2%
2,687	Reynolds Group Holdings Ltd., U.S. Term Loan, VAR, 4.250%, 02/05/23	2,689

	Personal Products — 0.7%
10,500	NBTY, Inc., Term Loan, VAR, 5.000%, 04/27/23	10,503

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Personal Products — continued
2,730	Revlon Consumer Products Corp., Term Loan B, VAR, 4.750%, 07/14/23 ^	2,726

		13,229

	Total Consumer Staples	148,652

	Energy — 3.8%
	Energy Equipment & Services — 0.5%
3,406	Drillships Financing Holding, Inc., Tranche B-1 Term Loan, VAR, 6.000%, 03/31/21	1,560
3,528	Floatel International Ltd., Initial Term Loan, (Bermuda), VAR, 6.000%, 06/27/20	2,205
8,832	Seadrill Partners LP, Initial Term Loan, VAR, 4.000%, 02/21/21	4,232

		7,997

	Oil & Gas Exploration & Production — 0.1%
1,316	NGPL Pipeco LLC, Term Loan, VAR, 6.750%, 09/15/17	1,313

	Oil, Gas & Consumable Fuels — 3.2%
1,287	Alon USA Partners LP, MLP Term Loans, VAR, 9.250%, 11/26/18	1,280
2,710	California Resources Corp., 1st Lien Second Out Term Loan, VAR, 11.500%, 08/05/21 ^	2,839
2,375	Chesapeake Energy Corp., First Lien Last Out Term Loan, VAR, 8.500%, 08/15/21 ^	2,449
1,410	Citgo Holding, Inc., Term Loan, VAR, 9.500%, 05/12/18	1,419
6,090	CITGO Petroleum Corp., Term B Loan, VAR, 4.500%, 07/29/21	5,982
8,338	Energy Transfer Equity LP, Term Loan, VAR, 3.292%, 12/02/19	8,181
8,390	Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20 (d)	3,021
18,210	Gulf Finance LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/27/23 ^	17,633
8,291	Peabody Energy Corp., Term Loan, VAR, 4.250%, 09/24/20 (d)	5,703
6,083	Sabine Oil & Gas Corp., Term Loan, VAR, 12.000%, 12/31/18 ^ (d)	190
1,229	Southcross Holdings Borrower LP, Tranche B Term Loan, VAR, 3.500%, 04/13/23	1,036
9,200	Western Refining, Inc., 1st Lien Term Loan B, VAR, 5.500%, 06/23/23	8,947

		58,680

	Total Energy	67,990

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Financials — 2.8%
	Capital Markets — 0.6%
3,137	Duff & Phelps Corp., Term Loan, VAR, 4.750%, 04/23/20	3,131
7,260	UFC Holdings LLC, 1st Lien Guaranteed Senior Secured Term Loan, VAR, 5.000%, 07/22/23	7,275

		10,406

	Consumer Finance — 0.9%
17,593	Sears Roebuck Acceptance Corp., Term Loan, VAR, 5.500%, 06/30/18	17,043

	Diversified Financial Services — 1.1%
4,120	Compass investorsOnex USI Acquisition Corp., Term Loan B, VAR, 4.250%, 12/27/19	4,111
15,285	ROC Finance LLC, Funded Term B Loan, VAR, 5.000%, 06/20/19	14,913

		19,024

	Insurance — 0.2%
3,962	National Financial Partners Corp., 2014 Specified Refinancing Term Loan, VAR, 4.500%, 07/01/20	3,947

	Total Financials	50,420

	Health Care — 9.8%
	Health Care Equipment & Supplies — 1.7%
8,784	Auris Luxembourg III Sarl, Facility B-4, (Luxembourg), VAR, 4.250%, 01/17/22	8,806
8,091	Mallinckrodt International Finance S.A., Incremental Term B-1 Loan, VAR, 3.500%, 03/19/21	8,077
8,700	Mallinckrodt International Finance S.A., Initial Term B Loan, VAR, 3.250%, 03/19/21	8,674
4,608	Ortho-Clinical Diagnostics, Inc., Initial Term Loan, VAR, 4.750%, 06/30/21	4,495

		30,052

	Health Care Providers & Services — 5.4%
5,701	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, VAR, 4.500%, 02/16/23	5,723
7,458	Amsurg Corp., Initial Term Loan, VAR, 3.500%, 07/16/21	7,461
16,469	CHG Healthcare Services, Inc., Term Loan B, VAR, 4.750%, 06/07/23	16,561
1,326	CHS/Community Health Systems, Inc., Incremental 2018 Term F Loan, VAR, 4.083%, 12/31/18	1,306
7,595	CHS/Community Health Systems, Inc., Incremental 2021 Term Loan H, VAR, 4.000%, 01/27/21	7,277

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — continued
7,533	IASIS Healthcare LLC, Term Loan B, VAR, 4.500%, 05/03/18	7,442
17,122	inVentiv Health, Inc., Term Loan B-4, VAR, 7.750%, 05/15/18	17,136
13,515	MultiPlan, Inc., 1st Lien Term Loan B, VAR, 5.000%, 06/07/23	13,656
21,573	National Mentor Holdings, Inc., Tranche B Term Loan, VAR, 4.250%, 01/31/21	21,587

		98,149

	Pharmaceuticals — 2.7%
21,074	Concordia Healthcare Corp., Initial Dollar Term Loan, (Canada), VAR, 5.250%, 10/21/21	19,925
7,063	Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, VAR, 3.443%, 02/27/21	7,111
16,002	Valeant Pharmaceuticals International, Inc., Series D-2 Tranche B Term Loan, (Canada), VAR, 4.500%, 02/13/19	15,975
6,762	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (Canada), VAR, 5.500%, 04/01/22	6,771

		49,782

	Total Health Care	177,983

	Industrials — 9.3%
	Aerospace & Defense — 0.6%
2,736	Transdigm Group, Inc., 1st Lien Term Loan D, VAR, 3.750%, 06/04/21	2,729
2,737	Transdigm Group, Inc., 1st Lien Term Loan E, VAR, 3.750%, 05/16/22	2,729
2,635	Transdigm Group, Inc., 1st Lien Term Loan F, VAR, 3.750%, 06/09/23	2,624
2,371	Transdigm Group, Inc., Delay Draw Tranche F Term Loan, VAR, 3.750%, 06/09/23	2,362

		10,444

	Air Freight & Logistics — 0.8%
13,949	XPO Logistics, Inc., Term loan, VAR, 4.250%, 10/31/21 ^	14,010

	Airlines — 0.4%
1,437	Delta Air Lines, Inc., Term Loan B-1, VAR, 3.250%, 10/18/18	1,439
6,691	U.S. Airways, Inc., Term Loan B-1, VAR, 3.500%, 05/23/19	6,687

		8,126

	Building Products — 2.2%
8,870	Continental Building Products, Inc., 1st Lien Term Loan, VAR, 3.500%, 08/18/23	8,882

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Building Products — continued
6,948	JELD-WEN, Inc., Term B-1 Loan, VAR, 4.750%, 07/01/22	6,976
14,120	Stardust Finance, Senior Lien Term Loan, VAR, 6.500%, 03/14/22	14,002
10,074	Summit Materials Co. I LLC, Term Loan, VAR, 4.000%, 07/18/22	10,112

		39,972

	Commercial Services & Supplies — 2.2%
1,880	Garda World Security Corp., Term B Delayed Draw Loan, (Canada), VAR, 4.004%, 11/06/20	1,849
6,140	Garda World Security Corp., Term B Loan, VAR, 4.004%, 11/06/20	6,040
3,876	Multi Packaging Solutions, Inc., Term Loan B, VAR, 4.250%, 09/30/20	3,871
22,686	Prime Security Services Borrower LLC, 1st Lien Term Loan, VAR, 4.750%, 04/07/22	22,835
4,675	University Support Services LLC, 1st Lien Term Loan B, VAR, 6.250%, 07/06/22	4,687

		39,282

	Industrial Conglomerates — 0.5%
1,682	Autoparts Holdings Ltd., Term Loan, VAR, 7.000%, 07/29/17	1,588
8,792	Hudson Products Holdings, Inc., Term Loan, VAR, 5.000%, 03/15/19	8,031

		9,619

	Machinery — 2.3%
16,370	Gates Global LLC, Initial Dollar Term Loan, VAR, 4.250%, 07/06/21	16,104
10,211	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (Luxembourg), VAR, 4.250%, 03/11/22	10,221
14,956	Rexnord LLC/RBS Global Inc., Term B Loan, VAR, 4.000%, 08/21/20	14,951

		41,276

	Marine — 0.3%
1,876	Drillships Ocean Ventures, Inc., Term Loan, VAR, 5.500%, 07/25/21	1,263
8,800	Shelf Drilling Holdings Ltd., Term Loan, (Cayman Islands), VAR, 10.000%, 10/08/18 (d)	4,928

		6,191

	Total Industrials	168,920

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 9.8%
	Communications Equipment — 1.2%
26,788	Avaya, Inc., Term Loan B-7, VAR, 6.250%, 05/29/20	19,990
2,730	Mitel Networks Corp., Term Loan 2015, (Canada), VAR, 5.500%, 04/29/22	2,747

		22,737

	Electronic Equipment, Instruments & Components — 0.6%
10,668	Dell International LLC, Term Loan B-2, VAR, 4.000%, 04/29/20	10,700

	Internet Software & Services — 0.7%
5,270	Go Daddy Operating Co., Initial Term Loan, VAR, 4.250%, 05/13/21	5,292
6,705	Solar Winds Holdings, Inc., 1st Lien Term loan, VAR, 5.500%, 02/03/23	6,727

		12,019

	IT Services — 2.7%
30,149	First Data Corp., 2021 New Dollar Term Loan, VAR, 4.522%, 03/24/21	30,289
11,904	First Data Corp., New 2022 Dollar Term Loan, VAR, 4.272%, 07/08/22	11,937
6,575	Global Payments, Inc., Term Loan B, VAR, 4.024%, 04/22/23	6,618

		48,844

	Semiconductors & Semiconductor Equipment — 2.8%
17,336	Avago Technologies Ltd., Term A-2 Loan (Singapore), VAR, 3.508%, 02/01/23	17,486
10,045	Micron Technology, Inc., Term Loan B, VAR, 6.640%, 04/26/22	10,141
3,198	Microsemi Corp., Closing Date Term B Loan, VAR, 3.750%, 01/15/23	3,217
5,703	NXP B.V./NXP Funding LLC, Term B Loan, (Netherlands), VAR, 3.750%, 12/07/20	5,733
13,640	On Semiconductor Corp., Term Loan B, VAR, 5.250%, 03/31/23	13,808

		50,385

	Software — 0.9%
4,902	Infor (U.S.), Inc., Tranche B-5 Term Loan, VAR, 3.750%, 06/03/20	4,846
4,589	Solera Holdings, Inc., Dollar Term Loan, VAR, 5.750%, 03/03/23	4,613
5,628	SS&C Technologies Holdings, Inc., Term B-1 Loan, VAR, 4.000%, 07/08/22	5,663
717	SS&C Technologies Holdings, Inc., Term B-2 Loan, VAR, 4.000%, 07/08/22	721

		15,843

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2016 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Technology Hardware, Storage & Peripherals — 0.9%
16,700	Dell, Inc., 1st Lien Term Loan B, VAR, 4.000%, 06/02/23	16,790

	Total Information Technology	177,318

	Materials — 4.8%
	Chemicals — 1.5%
2,594	Axalta Coating Systems U.S. Holdings, Inc., Term Loan, VAR, 3.750%, 02/01/20	2,605
3,701	GCP Applied Technologies, Inc., 1st Lien Term Loan, VAR, 4.000%, 12/31/21	3,747
4,259	Gemini HDPE LLC, Advance, VAR, 4.750%, 08/06/21	4,254
6,434	Huntsman International LLC, Term Loan VAR, 4.250%, 04/01/23	6,462
9,221	PolyOne Corp., Term Loan B, VAR, 3.500%, 11/11/22	9,279

		26,347

	Construction Materials — 0.5%
9,154	Headwaters, Inc., Term Loan B, VAR, 4.000%, 03/24/22 ^	9,154

	Containers & Packaging — 1.6%
4,327	Ardagh Holdings USA, Inc., New Term Loan, VAR, 4.000%, 12/17/19	4,342
2,962	Berry Plastics Corp., Term Loan D, VAR, 3.500%, 02/08/20	2,955
3,226	Berry Plastics Corp., Term Loan G, VAR, 3.500%, 01/06/21	3,218
8,233	Berry Plastics Corp., Term Loan H, VAR, 3.750%, 10/01/22	8,228
8,786	Novolex Holdings, Inc., 1st Lien Term Loan, VAR, 6.000%, 12/05/21	8,830
1,751	Viskase Corp., Inc., Initial Term Loan, VAR, 4.250%, 01/30/21	1,624

		29,197

	Metals & Mining — 1.1%
5,733	Atkore International, Inc., 1st Lien Initial Term Loan, VAR, 4.500%, 04/09/21	5,723
14,030	FMG Resources Pty, Ltd. (Fortescue Metals Group), Term Loan B, (Australia), VAR, 3.750%, 06/30/19	13,947

		19,670

	Paper & Forest Products — 0.1%
2,323	Unifrax I LLC/Unifrax Holding Co., Term Loan, VAR, 4.250%, 11/28/18	2,286

	Total Materials	86,654

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate — 0.4%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
7,671	MGM Growth Properties, Term Loan B, VAR, 4.000%, 04/25/23	7,732

	Real Estate Management & Development — 0.0% (g)
222	CityCenter Holdings LLC, Term B Loan, VAR, 4.250%, 10/16/20	223

	Total Real Estate	7,955

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.1%
5,967	Cincinnati Bell, Inc., Term Loan, VAR, 4.000%, 09/10/20	5,967
10,805	Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, (Luxembourg), VAR, 3.750%, 06/30/19	10,248
8,002	Level 3 Financing, Inc., Term Loan B-3, VAR, 4.000%, 08/01/19	8,035
14,785	UPC Financing Partnership, Senior Secured Term Loan AN, VAR, 4.080%, 08/31/24	14,732
6,692	Virgin Media Investments Holdings Ltd., F Facility, (United Kingdom), VAR, 3.649%, 06/30/23	6,691
7,028	Windstream Services LLC, Term Loan B-6 VAR, 5.750%, 03/29/21	7,070
2,533	XO Communications LLC, Initial Term Loan, VAR, 4.250%, 03/20/21	2,530
1,803	Zayo Group LLC, Term Loan B-2, VAR, 3.750%, 05/06/21	1,804

		57,077

	Wireless Telecommunication Services — 0.4%
1,192	Syniverse Holdings, Inc., Initial Term Loan, VAR, 4.000%, 04/23/19	1,057
6,066	Syniverse Holdings, Inc., Tranche B Term Loan, VAR, 4.000%, 04/23/19	5,389

		6,446

	Total Telecommunication Services	63,523

	Utilities — 7.6%
	Electric Utilities — 5.3%
31,671	Calpine Construction Finance Co., Term B-1 Loan, VAR, 3.000%, 05/03/20	31,245
5,000	Energy Future Intermediate Holding Co. LLC, Term Loan, VAR, 4.250%, 12/19/16	5,019
8,774	InterGen N.V., Term Advance, VAR, 5.500%, 06/15/20	7,940
5,061	Texas Competitive Electric Holdings Co. LLC, 1st Lien Term Loan C, VAR, 5.000%, 10/31/17	5,072

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Loan Assignments — continued
	Electric Utilities — continued
75,000	Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, VAR, 4.970%, 10/10/17	24,000
22,189	Texas Competitive Electric Holdings Co. LLC, Term Loan B, VAR, 5.000%, 10/31/17	22,239

		95,515

	Independent Power & Renewable Electricity Producers — 2.3%
12,524	Calpine Corp., Term Loan, VAR, 3.500%, 05/27/22	12,527
7,570	Dynegy, Inc., 1st Lien Term Loan C, VAR, 5.000%, 06/27/23	7,571
9,949	Dynegy, Inc., Tranche B-2 Term Loan, VAR, 4.000%, 04/23/20	9,938
11,312	NRG Energy, Inc., Term Loan, VAR, 3.500%, 06/30/23	11,296

		41,332

	Total Utilities	136,847

	Total Loan Assignments (Cost $1,508,101)	1,431,439

SHARES
Short-Term Investment — 8.3%
	Investment Company — 8.3%
150,610	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.310% (b) (l) (Cost $150,610)	150,610

	Total Investments — 101.5% (Cost $1,917,249)	1,838,167
	Liabilities in Excess of Other Assets — (1.5)%	(26,868)

	NET ASSETS — 100.0%	$1,811,299

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

CMO	— Collateralized Mortgage Obligation
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of August 31, 2016.

(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of August 31, 2016.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2016.
^	— All or a portion of the security is unsettled as of August 31, 2016. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	11

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2016

(Amounts in thousands, except per share amounts)

Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,687,557
Investments in affiliates, at value	150,610

Total investment securities, at value	1,838,167
Cash	10,451
Foreign currency, at value	2
Receivables:
Investment securities sold	12,514
Fund shares sold	400
Interest from non-affiliates	12,546
Dividends from affiliates	39
Tax reclaims	354

Total Assets	1,874,473

LIABILITIES:
Payables:
Investment securities purchased	60,280
Fund shares redeemed	1,518
Accrued liabilities:
Investment advisory fees	822
Administration fees	122
Distribution fees	32
Shareholder servicing fees	80
Custodian and accounting fees	49
Trustees’ and Chief Compliance Officer’s fees	1
Other	270

Total Liabilities	63,174

Net Assets	$1,811,299

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$2,008,419
Accumulated undistributed (distributions in excess of) net investment income	425
Accumulated net realized gains (losses)	(118,463)
Net unrealized appreciation (depreciation)	(79,082)

Total Net Assets	$1,811,299

Net Assets:
Class A	$83,254
Class C	21,937
Class R6	837,611
Select Class	868,497

Total	$1,811,299

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,890
Class C	2,350
Class R6	89,428
Select Class	92,724

Net Asset Value (a):
Class A — Redemption price per share	$9.36
Class C — Offering price per share (b)	9.34
Class R6 — Offering and redemption price per share	9.37
Select Class — Offering and redemption price per share	9.37
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.58

Cost of investments in non-affiliates	$1,766,639
Cost of investments in affiliates	150,610
Cost of foreign currency	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	13

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2016

(Amounts in thousands)

Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$102,972
Dividend income from non-affiliates	534
Dividend income from affiliates	302

Total investment income	103,808

EXPENSES:
Investment advisory fees	10,840
Administration fees	1,615
Distribution fees:
Class A	204
Class C	176
Shareholder servicing fees:
Class A	204
Class C	59
Select Class	2,822
Custodian and accounting fees	188
Professional fees	163
Interest expense to non-affiliates	6
Trustees’ and Chief Compliance Officer’s fees	24
Printing and mailing costs	47
Registration and filing fees	75
Transfer agency fees (See Note 2.F.)	32
Sub-transfer agency fees (See Note 2.F.)	67
Other	19

Total expenses	16,541

Less fees waived	(2,322)
Less earnings credits	(2)
Less expense reimbursements	— (a)

Net expenses	14,217

Net investment income (loss)	89,591

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(86,265)
Foreign currency transactions	(6)

Net realized gain (loss)	(86,271)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	27,758
Foreign currency translations	— (a)

Change in net unrealized appreciation/depreciation	27,758

Net realized/unrealized gains (losses)	(58,513)

Change in net assets resulting from operations	$31,078

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Floating Rate Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$89,591	$121,981
Net realized gain (loss)	(86,271)	(33,140)
Change in net unrealized appreciation/depreciation	27,758	(117,222)

Change in net assets resulting from operations	31,078	(28,381)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,571)	(3,964)
From net realized gains	—	(3)
Class C
From net investment income	(902)	(940)
From net realized gains	—	(1)
Class R6
From net investment income	(35,032)	(22,014)
From net realized gains	—	(14)
Select Class
From net investment income	(50,890)	(98,585)
From net realized gains	—	(69)

Total distributions to shareholders	(90,395)	(125,590)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(580,069)	(1,433,176)

NET ASSETS:
Change in net assets	(639,386)	(1,587,147)
Beginning of period	2,450,685	4,037,832

End of period	$1,811,299	$2,450,685

Accumulated undistributed (distributions in excess of) net investment income	$425	$1,538

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Floating Rate Income Fund
	Year Ended August 31, 2016	Year Ended August 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$41,079	$82,936
Distributions reinvested	3,571	3,418
Cost of shares redeemed	(45,374)	(162,643)

Change in net assets resulting from Class A capital transactions	$(724)	$(76,289)

Class C
Proceeds from shares issued	$5,536	$17,467
Distributions reinvested	889	927
Cost of shares redeemed	(10,483)	(13,094)

Change in net assets resulting from Class C capital transactions	$(4,058)	$5,300

Class R6
Proceeds from shares issued	$560,102	$179,907
Distributions reinvested	29,261	8,751
Cost of shares redeemed	(135,113)	(684,679)

Change in net assets resulting from Class R6 capital transactions	$454,250	$(496,021)

Select Class
Proceeds from shares issued	$171,842	$516,352
Distributions reinvested	7,700	23,376
Cost of shares redeemed	(1,209,079)	(1,405,894)

Change in net assets resulting from Select Class capital transactions	$(1,029,537)	$(866,166)

Total change in net assets resulting from capital transactions	$(580,069)	$(1,433,176)

SHARE TRANSACTIONS:
Class A
Issued	4,441	8,398
Reinvested	388	348
Redeemed	(4,916)	(16,557)

Change in Class A Shares	(87)	(7,811)

Class C
Issued	598	1,775
Reinvested	97	95
Redeemed	(1,138)	(1,347)

Change in Class C Shares	(443)	523

Class R6
Issued	60,095	18,374
Reinvested	3,189	894
Redeemed	(14,781)	(69,497)

Change in Class R6 Shares	48,503	(50,229)

Select Class
Issued	18,718	52,490
Reinvested	829	2,387
Redeemed	(130,329)	(142,971)

Change in Select Class Shares	(110,782)	(88,094)

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	17

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain		Total distributions
Floating Rate Income Fund
Class A
Year Ended August 31, 2016	$9.56	$0.40	(f)	$(0.20)		$0.20	$(0.40)	$—		$(0.40)
Year Ended August 31, 2015	10.04	0.38	(f)	(0.47)		(0.09)	(0.39)	—	(g)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(h)	0.02		0.41	(0.38)	(0.01)		(0.39)
Year Ended August 31, 2013	9.89	0.43		0.14		0.57	(0.43)	(0.01)		(0.44)
Year Ended August 31, 2012	9.41	0.47	(f)	0.44		0.91	(0.43)	—	(g)	(0.43)

Class C
Year Ended August 31, 2016	9.54	0.35	(f)	(0.19)		0.16	(0.36)	—		(0.36)
Year Ended August 31, 2015	10.02	0.33	(f)	(0.46)		(0.13)	(0.35)	—	(g)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(h)	0.02		0.36	(0.34)	(0.01)		(0.35)
Year Ended August 31, 2013	9.88	0.40		0.13		0.53	(0.39)	(0.01)		(0.40)
Year Ended August 31, 2012	9.41	0.44	(f)	0.42		0.86	(0.39)	—	(g)	(0.39)

Class R6
Year Ended August 31, 2016	9.57	0.43	(f)	(0.19)		0.24	(0.44)	—		(0.44)
Year Ended August 31, 2015	10.05	0.41	(f)	(0.46)		(0.05)	(0.43)	—	(g)	(0.43)
October 31, 2013(i) through August 31, 2014	10.10	0.34	(h)	(0.03	)(j)	0.31	(0.35)	(0.01)		(0.36)

Select Class
Year Ended August 31, 2016	9.57	0.42	(f)	(0.19)		0.23	(0.43)	—		(0.43)
Year Ended August 31, 2015	10.05	0.40	(f)	(0.46)		(0.06)	(0.42)	—	(g)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(h)	0.02		0.44	(0.41)	(0.01)		(0.42)
Year Ended August 31, 2013	9.89	0.46		0.15		0.61	(0.46)	(0.01)		(0.47)
Year Ended August 31, 2012	9.41	0.50	(f)	0.43		0.93	(0.45)	—	(g)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented in the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$9.36	2.30%	$83,254	0.99%	4.29%		1.22%	41%
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(h)	1.15	61
10.02	5.90	158,323	0.97	4.64		1.16	42
9.89	9.82	63,811	0.97	4.80		1.20	65

9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(h)	1.65	61
10.01	5.50	15,323	1.47	4.07		1.65	42
9.88	9.24	2,408	1.47	4.45		1.68	65

9.37	2.65	837,611	0.64	4.67		0.66	41
9.57	(0.49)	391,548	0.64	4.18		0.67	16
10.05	3.05	916,404	0.63	4.11	(h)	0.66	61

9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(h)	0.90	61
10.03	6.25	3,158,706	0.72	4.85		0.91	42
9.89	10.09	781,827	0.72	5.12		0.94	65

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Floating Rate Income Fund	Class A, Class C, Class R6 and Select Class	Diversified
The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Fund’s administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Fund’s Administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV as of the report date.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bonds
Consumer Discretionary	$—	$31,537	$—	$31,537
Consumer Staples	—	5,931	—	5,931
Energy	—	26,512	—	26,512
Financials	—	23,316	—	23,316
Health Care	—	45,166	—	45,166
Industrials	—	22,432	—	22,432
Information Technology	—	22,153	—	22,153
Materials	—	17,861	—	17,861
Real Estate	—	9,116	—	9,116
Telecommunication Services	—	24,436	—	24,436
Utilities	—	14,315	—	14,315

Total Corporate Bonds	—	242,775	—	242,775

Common Stock
Energy	—	—	494	494

Preferred Stock
Financials	—	—	12,849	12,849

Loan Assignments
Consumer Discretionary	—	345,177	—	345,177
Consumer Staples	—	148,652	—	148,652
Energy	—	67,990	—	67,990
Financials	—	50,420	—	50,420
Health Care	—	177,983	—	177,983
Industrials	—	168,920	—	168,920
Information Technology	—	177,318	—	177,318
Materials	—	86,654	—	86,654
Real Estate	—	7,955	—	7,955
Telecommunication Services	—	63,523	—	63,523
Utilities	—	136,847	—	136,847

Total Loan Assignments	—	1,431,439	—	1,431,439

Short-Term Investment
Investment Company	150,610	—	—	150,610

Total Investments in Securities	$150,610	$1,674,214	$13,343	$1,838,167

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2016.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2016
Investments in Securities:
Corporate Bond — Industrials	$1,250	$—	$—	$—	$—	$—	$—	$(1,250)	$—
Common Stock — Energy	—	—	24	—	470	—	—	—	494
Preferred Stock — Financials	—	—	(954)	—	—	—	13,803	—	12,849
Loan Assignments — Materials	6,615	—	3	(2)	—	(6,616)	—	—	—	(a)

	$7,865	$—	$(927)	$(2)	$470	$(6,616)	$13,803	$(1,250)	$13,343

(a)	Amount rounds to less than 500.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, level 3 are valued utilizing values as of the beginning of the period.

Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack or increase in available market inputs to determine price for the year ended August 31, 2016.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2016, which were valued using significant unobservable inputs (level 3) amounted to approximately $(930,000) This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

(Amounts in thousands)

	Fair Value at August 31, 2016		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$—	(a)	Discounted Cash Flow	Cashflows from operations	0.00% (0.00%)

Loan Assignments	—	(a)

	494		Broker Quote	Mid Price	$355.00 - $370.00 ($362.50)

Common Stock	494

	12,849		Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.73% (4.73%)

Preferred Stock	12,849

Total	$13,343

(a)	Amount rounds to less than 500.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of August 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At August 31, 2016, the Fund had investments in Loan Assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse International	15.0%
Deutsche Bank AG	13.2
Bank of America, N.A.	11.3
Barclays Bank plc	8.6
Goldman Sachs International	8.1
Citibank, N.A	6.9
Morgan Stanley Capital Services	5.1

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer-agency and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2016 are as follows (amounts in thousands):

	Class A	Class C	Class R6	Select Class	Total
Transfer agency fees	$11	$5	$6	$10	$32
Sub-transfer agency fees	41	12	—	14	67

G. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2016, no

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	$(309)	$309

The reclassifications for the Fund relate primarily to debt modifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2016, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

Effective April 1, 2016, the Administrator merged into JPMIM, and JPMIM became the Fund’s administrator under the Administration Agreement.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2016, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$10	$—	(a)

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Select Class Shares, respectively.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales (effective January 1, 2016), interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R6	Select Class
1.00%	1.50%	0.65%	0.75%

The expense limitation agreement was in effect for the year ended August 31, 2016 and is in place until at least December 30, 2016.

For the year ended August 31, 2016, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$106	$71	$1,935	$2,112	$—	(a)

(a)	Amount rounds to less than 500.

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective December 29, 2015, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. Prior to December 29, 2015, a portion of the waiver was voluntary.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2016 was approximately $210,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2016, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2016, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2016 (continued)

4. Investment Transactions

During the year ended August 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$769,397	$1,354,774

During the year ended August 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2016 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$1,918,139	$14,326	$94,298	$(79,972)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to debt modifications.

The tax character of distributions paid during the year ended August 31, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$90,395	$—	$90,395

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2015 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$125,504	$86	$125,590

*	Short term gains are treated as ordinary income for income tax purposes.

As of August 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$458	$(39,555)	$(79,972)

The cumulative timing differences primarily consist of post-October capital loss deferrals and debt modifications.

As of August 31, 2016, the Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$19,015	$20,540

Specified ordinary losses and net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2016 the Fund deferred to September 1, 2016 the following specified ordinary losses and net capital losses (amounts in thousands):

Net Capital Loss		Specified Ordinary Loss
Short-Term	Long-Term
$1,352	$76,664	$6

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 7, 2016.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended. The Fund did not utilize the Credit Facility during the year ended August 31, 2016.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2016, the Fund had two affiliated omnibus accounts, which collectively represented 48.7% of the Fund’s net assets.

As of August 31, 2016, the JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Fund as follows:

JPMorgan Investor Funds	JPMorgan SmartRetirement Funds
26.9%	10.5%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Floating Rate Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Floating Rate Income Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 28, 2016

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	151	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	151	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	151	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	151	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	151	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	151	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	151	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	151	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	151	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	29

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	151	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	151	None

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	151	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (151 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	31

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2016, and continued to hold your shares at the end of the reporting period, August 31, 2016 .

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During the Period*	Annualized Expense Ratio
Floating Rate Income Fund
Class A
Actual	$1,000.00	$1,080.30	$5.18	0.99%
Hypothetical	1,000.00	1,020.16	5.03	0.99
Class C
Actual	1,000.00	1,078.00	7.78	1.49
Hypothetical	1,000.00	1,017.65	7.56	1.49
Class R6
Actual	1,000.00	1,082.40	3.35	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64
Select Class
Actual	1,000.00	1,081.80	3.87	0.74
Hypothetical	1,000.00	1,021.42	3.76	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	33

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2016

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”) as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth and third quintile based upon the Peer Group, and in the fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees noted that the Fund’s performance for Select shares was in the fourth and second quintiles based upon the Peer Group, and in the fourth quintiles based upon the Universe, for the one- and three- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the fixed income committee at each of their regular meetings over the course of next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the third and second quintiles, based upon both the Peer Group and the Universe, respectively. The Trustees noted that the Fund’s net advisory fee and actual total expenses for the Select Class shares were in the third and second quintiles, based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

AUGUST 31, 2016	J.P. MORGAN INCOME FUNDS	35

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. August 2016.	AN-FRI-816

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2016 – $224,300

2015 – $238,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2016 – $31,000

2015 – $30,300

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2016 – $49,000

2015 – $46,700

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2016 – Not applicable

2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%

2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2016 – $29.3 million

2015 – $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 4, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
November 4, 2016